                                                                                        EXECUTION COPY

                                      GMACM HOME EQUITY LOAN TRUST 2006-HE5,

                                                      Issuer,

                                                        and

                                     THE BANK OF NEW YORK TRUST COMPANY, N.A.,

                                                 Indenture Trustee

                                             ________________________

                                                     INDENTURE

                                             ________________________

                                           Dated as of November 29, 2006

                                     GMACM HOME EQUITY LOAN-BACKED TERM NOTES

                                  RECONCILIATION AND TIE BETWEEN TRUST INDENTURE
ACT OF 1939 AND INDENTURE PROVISIONS*

         Trust Indenture
         Act Section                                                               Indenture Section
         310(a)(1)...............................................................................6.11
         (a)(2)..................................................................................6.11
         (a)(3)..................................................................................6.10
         (a)(4)........................................................................Not Applicable
         (a)(5)..................................................................................6.11
         (b)...............................................................................6.08, 6.11
         (c)...........................................................................Not Applicable
         311(a)..................................................................................6.12
         (b).....................................................................................6.12
         (c)...........................................................................Not Applicable
         312(a).........................................................................7.01, 7.02(a)
         (b)..................................................................................7.02(b)
         (c)..................................................................................7.02(c)
         313(a)..................................................................................7.04
         (b).....................................................................................7.04
         (c).......................................................................7.03(a)(iii), 7.04
         (d).....................................................................................7.04
         314(a).........................................................................3.10, 7.03(a)
         (b).....................................................................................3.07
         (c)(1).....................................................................8.05(c), 10.01(a)
         (c)(2).....................................................................8.05(c), 10.01(a)
         (c)(3).......................................................................Not Applicable
         (d)(1).....................................................................8.05(c), 10.01(b)
         (d)(2).....................................................................8.05(c), 10.01(b)
         (d)(3).....................................................................8.05(c), 10.01(b)
         (e).................................................................................10.01(a)
         315(a)...............................................................................6.01(b)
         (b).....................................................................................6.05
         (c)..................................................................................6.01(a)
         (d)..................................................................................6.01(c)
         (d)(1)...............................................................................6.01(c)
         (d)(2)...............................................................................6.01(c)
         (d)(3)...............................................................................6.01(c)
         (e).....................................................................................5.13
         316(a)(1)(A)............................................................................5.11
         316(a)(1)(B)............................................................................5.12
         316(a)(2).....................................................................Not Applicable
         316(b)..................................................................................5.07
         317(a)(1)...............................................................................5.04
         317(a)(2)............................................................................5.03(d)
         317(b)...............................................................................3.03(a)
         318(a).................................................................................10.07

      *This reconciliation and tie shall not, for any purpose, be deemed to be part of the within indenture.

                                                 TABLE OF CONTENTS

         Section 4.02          Registration of and Limitations on Transfer and Exchange of Notes;

EXHIBITS
Exhibit A.........-        Form of Notes
Appendix A........-        Definitions

         This  Indenture,  dated as of November  29,  2006,  is between  GMACM Home Equity Loan Trust  2006-HE5,  a
Delaware  statutory  trust,  as issuer (the "Issuer"),  and The Bank of New York Trust Company,  N.A., as indenture trustee (the "Indenture Trustee").

                                                    WITNESSETH:

         Each party  hereto  agrees as follows  for the  benefit of the other  party and for the equal and  ratable benefit of the  Noteholders and the Enhancer of the Issuer's  Series  2006-HE5 GMACM Home Equity  Loan-Backed  Term
Notes (the "Notes").

                                                 GRANTING CLAUSE:

         The Issuer hereby  Grants to the Indenture  Trustee on the Closing Date, as trustee for the benefit of the
Noteholders  and the  Enhancer,  all of the  Issuer's  right,  title and interest in and to all  accounts,  chattel paper,  general  intangibles,  contract rights,  payment  intangibles,  certificates of deposit,  deposit accounts, instruments,  documents,  letters  of  credit,  money,  advices of  credit,  investment  property,  goods and other property  consisting  of,  arising  under or related to whether  now  existing or  hereafter  created in any of the following:  (a) the Initial  Mortgage Loans and any Subsequent  Mortgage Loans, and all monies due or to become due thereunder;  (b) the  Custodial  Account,  Note Payment  Account,  Pre-Funding  Accounts and  Capitalized  Interest
Accounts,  and all funds on deposit or credited thereto from time to time; (c) all hazard insurance  policies;  (d)
the Hedge  Agreement;  and (e) all present and future  claims,  demands,  causes and choses in action in respect of any or all of the foregoing and all payments on or under,  and all proceeds of every kind and nature  whatsoever in respect of, any or all of the  foregoing  and all  payments on or under,  and all proceeds of every kind and nature whatsoever in the  conversion  thereof,  voluntary or  involuntary,  into cash or other liquid  property,  all cash proceeds,  accounts, accounts receivable,  notes, drafts, acceptances,  checks, deposit accounts, rights to payment of any and every kind,  and other forms of obligations  and  receivables,  instruments  and other property which at any time  constitute  all or part of or are included in the  proceeds of any of the  foregoing  (collectively,  the
"Trust Estate" or the "Collateral").

         The  foregoing  Grant is made in trust to secure the  payment of  principal  of and  interest  on, and any other amounts owing in respect of, the Notes, equally and ratably without prejudice,  priority or distinction,  and to secure compliance with the provisions of this Indenture, all as provided in this Indenture.

         The  foregoing  Grant shall  inure to the  benefit of the  Enhancer in respect of draws made on the Policy and amounts  owing from time to time  pursuant to the  Insurance  Agreement  (regardless  of whether  such  amounts relate to the Notes or the  Certificates),  and such Grant shall  continue in full force and effect for the benefit of the Enhancer until all such amounts owing to it have been repaid in full.

         The Indenture  Trustee,  as trustee on behalf of the  Noteholders,  acknowledges  such Grant,  accepts the trust under this Indenture in accordance  with the provisions  hereof and agrees to perform its duties as Indenture
Trustee as required herein.

ARTICLE I

                                                    Definitions

Section 1.01......Definitions.  For all purposes of this Indenture,  except as otherwise  expressly provided herein or unless the context  otherwise  requires,  capitalized terms not otherwise defined herein shall have the meanings assigned  to such terms in the  Definitions  attached  hereto as  Appendix A, which is  incorporated  by  reference herein.  All other capitalized terms used herein shall have the meanings specified herein.

Section 1.02......Incorporation  by  Reference  of  Trust  Indenture  Act.  Whenever  this  Indenture  refers  to a provision of the Trust  Indenture Act (the "TIA"),  such provision is  incorporated by reference in and made a part of this Indenture.  The following TIA terms used in this Indenture have the following meanings:

                  "Commission" means the Securities and Exchange Commission.

                  "indenture securities" means the Notes.

                  "indenture security holder" means a Noteholder.

                  "indenture to be qualified" means this Indenture.

                  "indenture trustee" or "institutional trustee" means the Indenture Trustee.

                  "obligor" on the  indenture  securities  means the Issuer and any other  obligor on the indenture securities.

                  All other TIA terms used in this Indenture  that are defined by TIA,  defined by TIA reference to another statute or defined by Commission rule have the meaning assigned to them by such definitions.

Section 1.03......Rules of Construction.  Unless the context otherwise requires:

(a)      a term has the meaning assigned to it;

(b)      an accounting  term not otherwise  defined has the meaning  assigned to it in  accordance  with  generally accepted accounting principles as in effect from time to time;

(c)      "or" includes "and/or";

(d)      "including" means "including without limitation";

(e)      words in the singular include the plural and words in the plural include the singular;

(f)      the term "proceeds" has the meaning ascribed thereto in the UCC; and

(g)      any  agreement,  instrument or statute  defined or referred to herein or in any  instrument or certificate delivered  in  connection  herewith  means such  agreement,  instrument  or  statute as from time to time  amended, modified or  supplemented  and includes (in the case of agreements or  instruments)  references to all  attachments thereto and  instruments  incorporated  therein;  references to a Person are also to its permitted  successors  and assigns.

ARTICLE II

                                            Original Issuance of Notes

Section 2.01......Form. The Notes,  together with the Indenture Trustee's  certificate of authentication,  shall be in substantially the form set forth in Exhibit A, with such appropriate  insertions,  omissions,  substitutions and other  variations as are required or permitted by this Indenture and may have such letters,  numbers or other marks of identification and such legends or endorsements placed thereon as may,  consistently  herewith, be determined by the officers  executing the Notes,  as evidenced by their  execution  thereof.  Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of such Note.

         The Notes shall be  typewritten,  printed,  lithographed  or engraved  or produced by any  combination  of these methods,  all as determined by the Authorized  Officers executing such Notes, as evidenced by their execution of such Notes.

         The terms of the Notes set forth in Exhibit A are part of the terms of this Indenture.

Section 2.02......Execution,  Authentication  and Delivery.  The Notes shall be executed on behalf of the Issuer by any of its  Authorized  Officers.  The  signature  of any such  Authorized  Officer  on the  Notes may be manual or facsimile.

         Notes bearing the manual or facsimile  signature of individuals who were at any time  Authorized  Officers of the Issuer  shall bind the  Issuer,  notwithstanding  that such  individuals  or any of them have ceased to hold such  offices  prior to the  authentication  and delivery of such Notes or did not hold such offices at the date of such Notes.

         The Indenture  Trustee shall upon Issuer Request  authenticate  and deliver Notes for original issue in an amount equal to the Initial  Aggregate  Note  Balance.  The Class I-A-1,  Class II-A-1 and Class II-A-2 Notes shall have initial  principal or notional  amounts of the Initial  Class I-A-1 Note  Balance,  Initial  Class II-A-1 Note
Balance and Initial Class II-A-2 Note Balance, respectively.

         Each Note  shall be dated  the date of its  authentication.  The Notes  shall be  issuable  as  registered
Book-Entry  Notes, and the Notes shall be issuable in minimum  denominations  of $25,000 and integral  multiples of
$1,000 in excess thereof.

         No Note shall be entitled to any benefit under this  Indenture or be valid or obligatory  for any purpose, unless there appears on such Note a certificate  of  authentication  substantially  in the form provided for herein executed  by the  Indenture  Trustee  by the  manual  signature  of one of its  authorized  signatories,  and  such certificate  upon any Note  shall be  conclusive  evidence,  and the only  evidence,  that  such Note has been duly authenticated and delivered hereunder.

ARTICLE III
                                                     Covenants

Section 3.01......Collection  of  Payments  with  Respect  to the  Mortgage  Loans.  The  Indenture  Trustee  shall establish and maintain with itself the Note Payment  Account in which the Indenture  Trustee shall,  subject to the terms of this paragraph,  deposit,  on the same day as it is received from the Servicer,  each remittance  received by the  Indenture  Trustee with respect to the Mortgage  Loans.  The  Indenture  Trustee shall make all payments of principal of and interest on the Notes,  subject to Section 3.03 as provided in Section 3.05  herein from monies on deposit in the Note Payment Account.

Section 3.02......Maintenance  of Office or Agency.  The Issuer will  maintain  in the City of New York,  New York, an office or agency where,  subject to  satisfaction  of conditions set forth herein,  Notes may be surrendered for registration  of transfer or exchange,  and where notices and demands to or upon the Issuer in respect of the Notes and this  Indenture may be served.  The Issuer  hereby  initially  appoints the  Indenture  Trustee to serve as its agent for the  foregoing  purposes.  If at any time the Issuer  shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee with the address thereof,  such surrenders,  notices and demands may be made or served at the Corporate  Trust Office,  and the Issuer hereby  appoints the Indenture  Trustee as its agent to receive all such surrenders, notices and demands.

Section 3.03......Money  for  Payments  to Be Held in Trust;  Paying  Agent.  As  provided  in  Section  3.01,  all payments of amounts due and payable with respect to any Notes that are to be made from amounts  withdrawn  from the
Note Payment  Account  pursuant to Section 3.01 shall be made on behalf of the Issuer by the  Indenture  Trustee or by the Paying  Agent,  and no amounts so  withdrawn  from the Note  Payment  Account for payments of Notes shall be paid over to the Issuer  except as  provided  in this  Section  3.03.  The Issuer  hereby  appoints  the  Indenture
Trustee to act as  initial  Paying  Agent  hereunder.  The Issuer  will  cause  each  Paying  Agent  other than the
Indenture  Trustee to execute and deliver to the  Indenture  Trustee an instrument in which such Paying Agent shall agree with the  Indenture  Trustee  (and if the  Indenture  Trustee  acts as Paying  Agent,  it hereby so  agrees), subject to the provisions of this Section 3.03, that such Paying Agent will:

(a)      hold all sums  held by it for the  payment  of  amounts  due with  respect  to the  Notes in trust for the benefit of the Persons entitled  thereto until such sums shall be paid to such Persons or otherwise  disposed of as herein provided and pay such sums to such Persons as herein provided;

(b)      give the Indenture  Trustee and the Enhancer  written  notice of any default by the Issuer of which it has actual knowledge in the making of any payment required to be made with respect to the Notes;

(c)      at any time  during the  continuance  of any such  default,  upon the  written  request  of the  Indenture
Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

(d)      immediately  resign as Paying  Agent and  forthwith  pay to the  Indenture  Trustee all sums held by it in trust for the  payment  of Notes,  if at any time it ceases to meet the  standards  required  to be met by a Paying
Agent at the time of its appointment;

(e)      comply with all  requirements of the Code with respect to the withholding  from any payments made by it on any Notes of any  applicable  withholding  taxes  imposed  thereon  and with  respect to any  applicable  reporting requirements in connection  therewith  (including reporting payments of interest on the Notes in excess of interest at the Net WAC Rate and  interest  on any of the  foregoing  in the form of  Interest  Carry  Forward  Amounts,  as payments on an interest rate cap agreement); and

(f)      deliver to the  Indenture  Trustee a copy of the  statement to  Noteholders  prepared with respect to each
Payment Date by the Servicer pursuant to Section 4.01 of the Servicing Agreement.

         The  Issuer  may at any time,  for the  purpose  of  obtaining  the  satisfaction  and  discharge  of this
Indenture or for any other purpose,  by Issuer Request direct any Paying Agent to pay to the Indenture  Trustee all sums held in trust by such Paying  Agent,  such sums to be held by the  Indenture  Trustee  upon the same trusts as those  upon  which the sums were held by such  Paying  Agent;  and upon such  payment  by any  Paying  Agent to the
Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Subject to applicable  laws with respect to escheat of funds,  any money held by the Indenture  Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Note and  remaining  unclaimed  for one year after  such  amount has become  due and  payable  shall be  discharged  from such trust and be paid to the
Issuer on Issuer  Request;  and the Noteholder of such Note shall  thereafter,  as an unsecured  general  creditor, look only to the Issuer for  payment  thereof  (but only to the extent of the amounts so paid to the  Issuer),  and all  liability  of the  Indenture  Trustee or such Paying  Agent with  respect to such trust money shall  thereupon cease;  provided,  however, that the Indenture Trustee or such Paying Agent, before being required to make any such repayment,  shall at the  expense  and  direction  of the  Issuer  cause to be  published  once,  in an  Authorized
Newspaper,  notice that such money remains unclaimed and that, after a date specified  therein,  which shall not be less than 30 days from the date of such  publication,  any unclaimed  balance of such money then  remaining will be repaid to the  Issuer.  The  Indenture  Trustee may also adopt and employ,  at the  expense  and  direction  of the
Issuer,  any other  reasonable  means of  notification  of such repayment  (including,  but not limited to, mailing notice of such  repayment  to the Enhancer  and  Noteholders  of the Notes which have been called but have not been surrendered  for  redemption  or  whose  right  to or  interest  in  monies  due and  payable  but not  claimed  is determinable  from the records of the Indenture  Trustee or of any Paying Agent,  at the last address of record for each such Noteholder).

Section 3.04......Existence.  The  Issuer  will keep in full  effect its  existence,  rights  and  franchises  as a statutory trust under the laws of the State of Delaware  (unless it becomes,  or any successor  Issuer hereunder is or  becomes,  organized  under the laws of any other state or of the United  States of  America,  in which case the
Issuer will keep in full effect its  existence,  rights and franchises  under the laws of such other  jurisdiction)
and will obtain and preserve its qualification to do business in each  jurisdiction in which such  qualification is or shall be necessary to protect the validity and  enforceability of this Indenture,  the Notes, the Mortgage Loans and each other instrument or agreement included in the Trust Estate.

Section 3.05......Priority of Distributions; Defaulted Interest.

(a)      In accordance with  Section 3.03(a)  of the Servicing  Agreement,  the priority of  distributions  on each
Payment Date from Principal  Collections and Interest  Collections with respect to the Mortgage Loans, any optional advance of  delinquent  principal or interest on the Mortgage  Loans made by the Servicer in respect of the related
Collection  Period,  any Policy Draw Amount  deposited  into the Note  Payment  Account (to be applied  solely with respect to the payment of amounts  described in clauses (i) and (vi) under this  Section 3.05(a)),  and any amounts transferred to the Note Payment Account from the Pre-Funding  Accounts and Capitalized  Interest  Account  pursuant to Sections 3.18 and 3.19 of the Servicing Agreement, is as follows:

(i)      from  Interest  Collections  for the Group I Loans,  to the  Enhancer,  the amount of the  premium for the
         Policy  related to Loan Group I and any unpaid  premium for the Policy related to Loan Group II from prior
         Payment  Dates,  with  interest  thereon  as  provided  in  the  Insurance  Agreement  and  from  Interest
         Collections for the Group II Loans,  to the Enhancer,  the amount of the premium for the Policy related to
         Loan Group II and any unpaid  premium for the Policy  related to Loan Group II from prior  Payment  Dates, with interest thereon as provided in the Insurance Agreement;

(ii)     from Interest  Collections related to Loan Group I , any Capitalized  Interest Requirement related to Loan
         Group I pursuant to  Section 3.19(b)  of the  Servicing  Agreement and any Policy Draw Amount with respect to the Class  I-A-1  Notes  deposited  into the Note  Payment  Account on such  Payment  Date  pursuant to
         Section  3.28(a)(ii),  to the Note  Payment  Account,  for payment by the Paying  Agent to the Class I-A-1
         Noteholders  interest  for the  related  Interest  Period at the  related  Note Rate on the  related  Note
         Balance  immediately  prior to such Payment Date and from Interest  Collections  related to Loan Group II, any  Capitalized  Interest  Requirement  related  to Loan  Group II  pursuant  to  Section 3.19(b)  of the
         Servicing  Agreement  and any Policy Draw Amount with  respect to the Class  II-A-1 and Class II-A-2 Notes deposited  into the Note  Payment  Account on such Payment Date  pursuant to Section  3.28(a)(ii),  to the
         Note Payment  Account,  for payment by the Paying Agent to the Class II-A-1 and Class II-A-2  Noteholders,
         pro rata,  interest for the related  Interest  Period at the related Note Rate on the related Note Balance immediately  prior to such Payment Date,  excluding,  in each case,  any Relief Act  Shortfalls  allocated thereto pursuant to Section 3.05(d), plus any such amount remaining unpaid from prior Payment Dates;

(iii)    from  Principal  Collections  for  Loan  Group I, for  payment  by the  Paying  Agent to the  Class  I-A-1
         Noteholders,  as a distribution of principal on the Class I-A-1 Notes, the Principal  Distribution  Amount
         on the Class I-A-1 Notes for such Payment Date,  until the Note Balance  thereof has been reduced to zero, and from  Principal  Collections  for Loan Group II, for payment by the Paying  Agent to the Class  II-A-1 and Class II-A-2  Noteholders,  as a distribution of principal on the Class II-A-1 and Class II-A-2 Notes, the  Principal  Distribution  Amount for the Class  II-A-1 and Class II-A-2 Notes for such Payment Date to be allocated to each Class of Class II-A-1 and Class II-A-2 Notes as described in Section  3.05(b)  below, until the Note Balances thereof have been reduced to zero;

(iv)     from Interest  Collections  related to Loan Group II , any  Capitalized  Interest  Requirement  related to
         Loan Group II pursuant  to  Section 3.19(b)  of the  Servicing  Agreement  and any Policy Draw Amount with respect to the Class I-A-1 Notes  deposited  into the Note Payment  Account on such Payment Date  pursuant to Section  3.28(a)(ii),  to the Note Payment Account,  for payment by the Paying Agent to the Class I-A-1
         Noteholders  interest  for the  related  Interest  Period at the  related  Note Rate on the  related  Note
         Balance  immediately  prior to such Payment Date and from  Interest  Collections  related to Loan Group I, any  Capitalized  Interest  Requirement  related  to  Loan  Group I  pursuant  to  Section 3.19(b)  of the
         Servicing  Agreement  and any Policy Draw Amount with  respect to the Class  II-A-1 and Class II-A-2 Notes deposited  into the Note  Payment  Account on such Payment Date  pursuant to Section  3.28(a)(ii),  to the
         Note Payment  Account,  for payment by the Paying Agent to the Class II-A-1 and Class II-A-2  Noteholders,
         pro rata,  interest for the related  Interest  Period at the related Note Rate on the related Note Balance immediately  prior to such Payment Date,  excluding,  in each case,  any Relief Act  Shortfalls  allocated thereto pursuant to Section 3.05(d), plus any such amount remaining unpaid from prior Payment Dates;

(v)      from  Excess  Spread,  for  payment  by the  Paying  Agent to each Class of Notes,  as a  distribution  of principal on the Notes,  in the priority set forth in section  3.05(b),  an amount equal to the applicable
         Liquidation Loss Distribution  Amount (excluding  Liquidation Loss Amounts that have been allocated to the reduction of the Note Balance of the related  Notes  pursuant to Section  3.05(c)  hereof)  until the Note
         Balance of each Class of Notes has been reduced to zero;

(vi)     to the Enhancer,  to reimburse it for an unreimbursed  premium on the Policy after application of payments thereto  pursuant to clause (i) and for prior draws made on the Policy,  with interest thereon as provided in the Insurance Agreement;

(vii)    from Excess  Spread,  for payment by the Paying Agent to the  Noteholders  of the Class I-A-1  Notes,  the
         Group I  Overcollateralization  Increase  Amount,  if any, until the Note Balance thereof has been reduced to zero and from Excess  Spread,  for payment by the Paying Agent to the  Noteholders  of the Class II-A-1
         and Class II-A-2 Notes in the priority set forth in Section  3.05(b),  the Group II  Overcollateralization
         Increase Amount, if any, until the Note Balance of each such Class of Notes has been reduced to zero;

(viii)   to the Enhancer,  any amounts owed to the Enhancer pursuant to the Insurance  Agreement other than amounts specified in clauses (i) or (vii) above;

(ix)     to the Indenture  Trustee,  any amounts owing to the Indenture  Trustee  pursuant to  Section 6.07  to the extent remaining unpaid;

(x)      after  application of all Hedge Payments with respect to such Payment Date,  from Excess Spread  remaining after the  distributions  pursuant to clauses (i) through  (ix),  to pay Interest  Carry  Forward  Amounts payable  to any  Class  of  Notes  and  for  payment  by the  Paying  Agent  pursuant  to the  irrevocable instruction  of the  holders of the Class SB  Certificates  (as the  parties  otherwise  entitled  to such amounts  as the  owners of the REMIC II  Regular  Interests  SB) as set forth in the Trust  Agreement  and incorporated herein, pro rata, based upon the respective Note Balance of each Class of Notes; and

(xi)     any remaining  amount,  to the Distribution  Account,  for distribution to the holders of the Certificates by the Certificate Paying Agent in accordance with the Trust Agreement;

provided,  that on the Final  Payment  Date,  the amount that is required to be paid pursuant to clause (iii) above shall be equal to the Note Balance immediately prior to such Payment Date.

                  Amounts  distributed  to the  Noteholders  pursuant to the above  clauses (ii),  (iii),  (iv) and
(vii) from  Interest  Collections,  Principal  Collections  and the Policy  Draw  Amount  shall be treated  for tax purposes as  distributions  with  respect to REMIC II Regular  Interests  I-A-1,  II-A-1 and II-A-2,  respectively.
Amounts  distributed  pursuant  to clause (x) shall be treated as having been  distributed  to the REMIC II Regular
Interest SB-IO.

                  On each Payment Date,  the Paying Agent shall apply,  from amounts on deposit in the Note Payment
Account,  and in accordance  with the Servicing  Certificate,  the amounts set forth above in the order of priority set forth in Section 3.05(a).

                  Amounts  paid to  Noteholders  shall  be paid in  respect  of the  Notes in  accordance  with the applicable  percentage  as set forth in  Section 3.05(e).  Interest  on the Notes will be  computed on the basis of the actual  number of days in each Interest  Period and a 360 day year.  Any  installment  of interest or principal payable on any Note that is  punctually  paid or duly  provided  for by the Issuer on the  applicable  Payment Date shall be paid to the Noteholder of record thereof on the immediately  preceding  Record Date by wire transfer to an account specified in writing by such Noteholder  reasonably  satisfactory to the Indenture Trustee,  or by check or money order mailed to such  Noteholder at such  Noteholder's  address  appearing in the Note  Register,  the amount required to be distributed to such Noteholder on such Payment Date pursuant to such Noteholder's  Notes;  provided, that the  Indenture  Trustee  shall not pay to any such  Noteholder  any amounts  required  to be  withheld  from a payment to such Noteholder by the Code.

(b)      The  Principal  Distribution  Amount  related  to the  Group  II  Loans,  any  Group II  Liquidation  Loss
Distribution  Amounts and the Group II  Overcollateralization  Increase  Amounts will be paid  sequentially  to the
Class  II-A-1  Notes until the Note  Balance  thereof has been  reduced to zero and then to the Class  II-A-2 Notes until the Note Balance  thereof has been reduced to zero.  Notwithstanding  the foregoing,  if an Enhancer  Default has occurred and is continuing,  the Principal  Distribution  Amounts  related to the Group II Loans,  any Group II
Liquidation  Loss  Distribution  Amounts and any Group II  Overcollateralization  Increase  Amounts  payable to the holders of the Class II-A-1 and Class II-A-2 Notes will be  distributed  pro rata to the then  outstanding  Classes of such Notes.

(c)      Principal  of each Note shall be due and  payable in full on the Final  Payment  Date as  provided  in the applicable  form of Note set forth in Exhibits A. All  principal  payments on the Notes shall be made in accordance with the priorities set forth in  Sections 3.05(a)  and 3.05(b) to the Noteholders  entitled  thereto in accordance with the related  Percentage  Interests  represented  thereby.  Upon written notice to the Indenture Trustee by the
Issuer,  the  Indenture  Trustee  shall notify the Person in the name of which a Note is registered at the close of business on the Record Date  preceding the Final Payment Date or other final  Payment  Date,  as  applicable.  Such notice  shall be mailed or faxed no later than five  Business  Days prior to the Final  Payment  Date or such other final  Payment Date and,  unless such Note is then a Book-Entry  Note,  shall specify that payment of the principal amount and any interest due with  respect to such Note at the Final  Payment Date or such other final  Payment Date will be payable only upon  presentation  and  surrender of such Note,  and shall  specify the place where such Note may be presented and surrendered for such final payment.

                  On each Payment Date, the  Overcollateralization  Amount  available to cover any Liquidation Loss
Amounts on such  Payment  Date shall be deemed to be reduced by an amount  equal to such  Liquidation  Loss Amounts
(except to the extent  that such  Liquidation  Loss  Amounts  were  covered  on such  Payment  Date by a payment in respect of Liquidation Loss Amounts).

(d)      With  respect to any  Payment  Date,  interest  payments  on the Class  I-A-1 Notes will be reduced by any
Relief Act  Shortfalls  for the related  Collection  Period and  interest  payments  on the Class  II-A-1 and Class
II-A-2 Notes will be reduced by any Relief Act  Shortfalls  for the related  Collection  Period on a pro rata basis in accordance with the amount of interest payable on such Notes on such Payment Date, absent such reduction.

(e)      On each Payment  Date,  the  Indenture  Trustee  shall apply any Hedge  Payment  first as a payment to the
Holders of the Notes in an amount  not to exceed  the  aggregate  Interest  Carryforward  Amount on the Notes as of such Payment Date, pro rata,  based upon the respective  Note Balance of each Class of Notes,  and the remainder to the Certificate Paying Agent for payment to the Holders of the Class SB Certificates.

Section 3.06      Protection of Trust Estate.

(a)      The Issuer  shall from time to time execute and deliver all such  supplements  and  amendments  hereto and all such financing  statements,  continuation  statements,  instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

(i)      maintain or preserve  the lien and  security  interest  (and the  priority  thereof) of this  Indenture or carry out more effectively the purposes hereof;

(ii)     perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

(iii)    cause the Trust to enforce any of the Mortgage Loans; or

(iv)     preserve  and  defend  title  to the  Trust  Estate  and  the  rights  of the  Indenture  Trustee  and the
         Noteholders in such Trust Estate against the claims of all persons and parties.

(b)      Except as otherwise  provided in this  Indenture,  the  Indenture  Trustee shall not remove any portion of the Trust Estate that  consists of money or is evidenced by an  instrument,  certificate  or other writing from the jurisdiction  in which it was  held at the  date of the most  recent  Opinion  of  Counsel  delivered  pursuant  to
Section 3.07  (or from the  jurisdiction  in which it was held as described in the Opinion of Counsel  delivered at the  Closing  Date  pursuant  to  Section 3.07,  if no  Opinion  of  Counsel  has yet been  delivered  pursuant  to
Section 3.07)  unless the Indenture  Trustee shall have first received an Opinion of Counsel to the effect that the lien and security  interest  created by this Indenture with respect to such property will continue to be maintained after giving effect to such action or actions.

         The Issuer  hereby  designates  the  Indenture  Trustee  its agent and  attorney-in-fact  to  execute  any financing  statement,  continuation  statement  or  other  instrument  required  to be  executed  pursuant  to this
Section 3.06.

Section 3.07      Opinions as to Trust Estate.
         On the Closing Date,  the Issuer shall  furnish to the Indenture  Trustee and the Owner Trustee an Opinion
of Counsel at the expense of the Issuer  stating that,  upon delivery of the Mortgage Notes relating to the Initial
Mortgage Loans to the Indenture  Trustee or the Custodian in the State of Pennsylvania,  the Indenture Trustee will have a perfected, first priority security interest in such Mortgage Loans.

         On or before  December  31st in each  calendar  year,  beginning in 2006,  the Issuer shall furnish to the
Indenture  Trustee an Opinion of Counsel at the expense of the Issuer  either  stating that, in the opinion of such counsel,  no further action is necessary to maintain a perfected,  first priority security interest in the Mortgage
Loans  until  December 31 in the  following  calendar  year or, if any such  action is  required  to maintain  such security  interest in the Mortgage  Loans,  such Opinion of Counsel  shall also  describe  the  recording,  filing, re-recording and refiling of this Indenture,  any indentures  supplemental hereto and any other requisite documents and the execution and filing of any financing  statements and continuation  statements that will, in the opinion of such  counsel,  be required to maintain  the  security  interest  in the  Mortgage  Loans until  December 31 in the following calendar year.

Section 3.08      Performance of Obligations; Servicing Agreement.

(a)      The Issuer shall  punctually  perform and observe all of its obligations and agreements  contained in this
Indenture, the Basic Documents and in the instruments and agreements included in the Trust Estate.

(b)      The Issuer may contract  with other Persons to assist it in  performing  its duties under this  Indenture, and any performance of such duties by a Person identified to the Indenture  Trustee in an Officer's  Certificate of
the Issuer shall be deemed to be action taken by the Issuer.

(c)      The Issuer  shall not take any action or permit any action to be taken by others  that would  release  any
Person from any of such  Person's  covenants or  obligations  under any of the  documents  relating to the Mortgage
Loans or under any instrument  included in the Trust Estate, or that would result in the amendment,  hypothecation, subordination,  termination  or discharge  of, or impair the  validity or  effectiveness  of, any of the  documents relating to the Mortgage Loans or any such instrument,  except such actions as the Servicer is expressly  permitted to take in the Servicing Agreement.

(d)      The  Issuer  may  retain  an  administrator  and may enter  into  contracts  with  other  Persons  for the performance of the Issuer's  obligations  hereunder,  and performance of such  obligations by such Persons shall be deemed to be performance of such obligations by the Issuer.

Section 3.09      Negative Covenants.  So long as any Notes are Outstanding, the Issuer shall not:

(a)      except as expressly  permitted by this Indenture,  sell,  transfer,  exchange or otherwise  dispose of the
Trust Estate, unless directed to do so in writing by the Indenture Trustee pursuant to Section 5.04 hereof;

(b)      claim any credit on, or make any  deduction  from the  principal  or  interest  payable in respect of, the
Notes (other than amounts  properly  withheld  from such  payments  under the Code) or assert any claim against any present or former  Noteholder  by reason of the payment of the taxes levied or assessed  upon any part of the Trust
Estate;

(c)      (i)  permit  the validity or  effectiveness  of this Indenture to be impaired,  or permit the lien of this
Indenture  to be  amended,  hypothecated,  subordinated,  terminated  or  discharged,  or permit  any  Person to be released  from any  covenants  or  obligations  with  respect to the Notes  under this  Indenture  except as may be expressly  permitted hereby,  (ii) permit any lien, charge,  excise,  claim,  security interest,  mortgage or other encumbrance  (other  than the lien of this  Indenture)  to be  created on or extend to or  otherwise  arise upon or burden the Trust Estate or any part thereof or any interest  therein or the proceeds  thereof or  (iii) permit  the lien of this Indenture not to constitute a valid first priority security interest in the Trust Estate; or

(d)      impair or cause to be impaired the Issuer's  interest in the Mortgage Loans, the Purchase  Agreement or in
any other  Basic  Document,  if any such  action  would  materially  and  adversely  affect  the  interests  of the
Noteholders or the Enhancer.

Section 3.10      Annual  Statement as to  Compliance.  The Issuer shall deliver to the Indenture  Trustee,  within
120 days after the end of each fiscal year of the Issuer  (commencing  with the fiscal year ending on December  31,
2006), an Officer's Certificate stating, as to the Authorized Officer signing such Officer's Certificate, that:

(a)      a review of the  activities of the Issuer  during such year and of its  performance  under this  Indenture and the Trust Agreement has been made under such Authorized Officer's supervision; and

(b)      to the best of such Authorized  Officer's  knowledge,  based on such review,  the Issuer has complied with all conditions and covenants under this Indenture and the provisions of the Trust  Agreement  throughout such year, or, if there has been a default  in its  compliance  with any such  condition  or  covenant,  specifying  each such default known to such Authorized Officer and the nature and status thereof.

Section 3.11      Recordation  of  Assignments.  The Issuer shall  enforce the  obligation,  if any, of the Sellers under the Purchase  Agreement to submit or cause to be  submitted  for  recordation  all  Assignments  of Mortgages within 60 days of receipt of recording information by the Servicer.

Section 3.12      Representations  and  Warranties  Concerning  the  Mortgage  Loans.  The  Indenture  Trustee,  as
pledgee of the Mortgage Loans,  shall have the benefit of (i) the  representations  and warranties made by GMACM in
Section 3.1(a)  and  Section 3.1(b)  of  the  Purchase  Agreement,  (ii) the  benefit  of the  representations  and warranties  made by WG Trust  2003 in  Section 3.1(d)  of the  Purchase  Agreement  and  (iii) the  benefit  of the representations  and  warranties  made by GMACM or WG Trust 2003,  as  applicable,  in Section 2 of any  Subsequent
Transfer  Agreement,  in each case,  concerning  the Mortgage  Loans and the right to enforce the remedies  against
GMACM or WG Trust 2003 provided in Section 3.1(e) of the Purchase Agreement,  as applicable,  to the same extent as though such representations and warranties were made directly to the Indenture Trustee.

Section 3.13      Assignee  of Record of the  Mortgage  Loans.  As pledgee of the  Mortgage  Loans,  the  Indenture
Trustee shall hold title to the Mortgage  Loans by being named as payee in the  endorsements  or assignments of the
Mortgage  Notes and assignee in the  Assignments  of Mortgage to be  delivered  under  Section 2.1  of the Purchase
Agreement.  Except as expressly  provided in the Purchase  Agreement or in the Servicing  Agreement with respect to any specific  Mortgage  Loan,  the Indenture  Trustee shall not execute any  endorsement or assignment or otherwise release or transfer such title to any of the Mortgage  Loans until such time as the  remaining  Trust Estate may be released  pursuant to Section  8.05(b).  The  Indenture  Trustee's  holding of such title shall in all  respects be subject to its fiduciary obligations to the Noteholders hereunder.

Section 3.14      Servicer as Agent and Bailee of the Indenture  Trustee.  Solely for purposes of perfection  under
Section  9-313 or 9-314 of the UCC or other similar  applicable  law, rule or regulation of the state in which such property is held by the Servicer,  the Issuer and the Indenture  Trustee  hereby  acknowledge  that the Servicer is acting as agent and  bailee of the  Indenture  Trustee in holding  amounts  on  deposit  in the  Custodial  Account pursuant to Section 3.02 of the  Servicing  Agreement  that are  allocable to the  Mortgage  Loans,  as well as the agent and bailee of the Indenture  Trustee in holding any Related  Documents  released to the Servicer  pursuant to
Section  3.06(c) of the  Servicing  Agreement,  and any other items  constituting  a part of the Trust Estate which from time to time come into the possession of the Servicer.  It is intended  that, by the Servicer's  acceptance of such agency  pursuant to Section  3.02 of the  Servicing  Agreement,  the  Indenture  Trustee,  as a pledgee of the
Mortgage Loans, will be deemed to have possession of such Related  Documents,  such monies and such other items for purposes of Section 9-313 or 9-314 of the UCC of the state in which such property is held by the Servicer.

Section 3.15      Investment  Company  Act.  The  Issuer  shall not  become an  "investment  company"  or under the
"control" of an "investment  company" as such terms are defined in the  Investment  Company Act of 1940, as amended
(or any successor or amendatory  statute),  and the rules and regulations  thereunder (taking into account not only the  general  definition  of the term  "investment  company"  but also any  available  exceptions  to such  general definition);  provided,  however,  that the Issuer shall be in  compliance  with this Section 3.15 if it shall have obtained an order exempting it from  regulation as an "investment  company" so long as it is in compliance with the conditions imposed in such order.

Section 3.16      Issuer May Consolidate, etc.

(a)      The Issuer shall not consolidate or merge with or into any other Person, unless:

(i)      the Person (if other than the Issuer)  formed by or  surviving  such  consolidation  or merger  shall be a
         Person  organized  and  existing  under  the laws of the  United  States  of  America  or any state or the
         District of Columbia  and shall  expressly  assume,  by an  indenture  supplemental  hereto,  executed and delivered to the Indenture  Trustee,  in form reasonably  satisfactory to the Indenture  Trustee,  the due and punctual  payment of the principal of and interest on all Notes and to the  Certificate  Paying Agent, on behalf of the  Certificateholders  and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein;

(ii)     immediately  after  giving  effect to such  transaction,  no Event of Default  shall have  occurred and be continuing;

(iii)    the Enhancer  shall have  consented  thereto and each Rating  Agency  shall have  notified the Issuer that such transaction will not cause a Rating Event, without taking into account the Policy;

(iv)     the Issuer  shall have  received an Opinion of Counsel  (and shall have  delivered  copies  thereof to the
         Indenture  Trustee  and the  Enhancer)  to the effect  that such  transaction  will not have any  material adverse tax consequence to the Issuer, any Noteholder or any Certificateholder;

(v)      any action that is necessary to maintain the lien and security  interest  created by this Indenture  shall have been taken; and

(vi)     the Issuer  shall have  delivered to the  Indenture  Trustee an  Officer's  Certificate  and an Opinion of
         Counsel each stating that such  consolidation or merger and such  supplemental  indenture comply with this
         Article III and that all conditions  precedent  herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act).

(b)      The Issuer shall not convey or transfer any of its properties or assets,  including  those included in the
Trust Estate, to any Person, unless:

(i)      the  Person  that  acquires  by  conveyance  or  transfer  the  properties  and  assets of the  Issuer the conveyance  or transfer of which is hereby  restricted  shall (A) be a United  States  citizen or a Person organized  and  existing  under the laws of the  United  States of  America  or any  state,  (B) expressly assumes,  by an indenture  supplemental  hereto,  executed and delivered to the Indenture Trustee, in form satisfactory to the Indenture  Trustee,  the due and punctual  payment of the principal of and interest on all Notes and the  performance  or  observance of every  agreement  and covenant of this  Indenture on the part of the Issuer to be performed or observed,  all as provided herein,  (C) expressly agrees by means of such  supplemental  indenture  that all right,  title and  interest so conveyed  or  transferred  shall be subject and subordinate to the rights of Noteholders of the Notes,  (D) unless  otherwise provided in such supplemental  indenture,  expressly  agrees to indemnify,  defend and hold harmless the Issuer against and from any  loss,  liability  or  expense  arising  under or  related  to this  Indenture  and the Notes and
         (E) expressly  agrees by means of such supplemental  indenture that such Person (or if a group of Persons, then one specified Person) shall make all filings with the Commission (and any other  appropriate  Person)
         required by the Exchange Act in connection with the Notes;

(ii)     immediately  after giving effect to such  transaction,  no Default or Event of Default shall have occurred and be continuing;

(iii)    the Enhancer  shall have  consented  thereto,  and each Rating  Agency shall have notified the Issuer that such transaction will not cause a Rating Event, if determined without regard to the Policy;

(iv)     the Issuer  shall have  received an Opinion of Counsel  (and shall have  delivered  copies  thereof to the
         Indenture  Trustee)  to the  effect  that  such  transaction  will  not  have  any  material  adverse  tax consequence to the Issuer or any Noteholder;

(v)      any action that is necessary to maintain the lien and security  interest  created by this Indenture  shall have been taken; and

(vi)     the Issuer  shall have  delivered to the  Indenture  Trustee an  Officer's  Certificate  and an Opinion of
         Counsel each stating that such  conveyance or transfer and such  supplemental  indenture  comply with this
         Article III and that all conditions  precedent  herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act).

Section 3.17      Successor or Transferee.

(a)      Upon any  consolidation or merger of the Issuer in accordance with  Section 3.16(a),  the Person formed by or surviving  such  consolidation  or merger (if other than the Issuer) shall succeed to, and be  substituted  for, and may exercise  every right and power of, the Issuer under this  Indenture with the same effect as if such Person had been named as the Issuer herein.

(b)      Upon  a  conveyance  or  transfer  of  all  the  assets  and   properties   of  the  Issuer   pursuant  to
Section 3.16(b),  the Issuer shall be released from every  covenant and agreement of this  Indenture to be observed or performed on the part of the Issuer with respect to the Notes  immediately  upon the delivery of written  notice to the Indenture Trustee of such conveyance or transfer.

Section 3.18      No  Other  Business.  The  Issuer  shall  not  engage  in  any  business  other  than  financing, purchasing,  owning and selling and managing the Mortgage Loans and the issuance of the Notes and  Certificates  in the manner contemplated by this Indenture and the Basic Documents and all activities incidental thereto.

Section 3.19      No Borrowing.  The Issuer shall not issue, incur,  assume,  guarantee or otherwise become liable, directly or indirectly, for any indebtedness except for the Notes.

Section 3.20      Guarantees,  Loans,  Advances and Other Liabilities.  Except as contemplated by this Indenture or the other Basic  Documents,  the Issuer shall not make any loan or advance or credit to, or guarantee  (directly or indirectly or by an instrument  having the effect of assuring  another's  payment or  performance on any obligation or capability of so doing or otherwise),  endorse or otherwise become contingently liable,  directly or indirectly, in  connection  with the  obligations,  stocks or dividends of, or own,  purchase,  repurchase or acquire (or agree contingently  to do so) any stock,  obligations,  assets or  securities  of, or any other  interest in, or make any capital contribution to, any other Person.

Section 3.21      Capital  Expenditures.  The Issuer  shall not make any  expenditure  (by  long-term  or operating lease or otherwise) for capital assets (either realty or personalty).

Section 3.22      Owner Trustee Not Liable for  Certificates or Related  Documents.  The recitals  contained herein shall be taken as the  statements  of the  Issuer,  and the  Owner  Trustee  and the  Indenture  Trustee  assume no responsibility  for the correctness of the recitals  contained herein.  The Owner Trustee and the Indenture Trustee make no  representations  as to the validity or sufficiency of this Indenture or any other Basic  Document,  of the
Certificates  (other than the signatures of the Owner Trustee or the Indenture  Trustee on the Certificates) or the
Notes,  or of any  Related  Documents.  The  Owner  Trustee  and the  Indenture  Trustee  shall at no time have any responsibility  or  liability  with respect to the  sufficiency  of the Trust Estate or its ability to generate the payments  to be  distributed  to  Certificateholders  under the  Trust  Agreement  or the  Noteholders  under  this
Indenture,  including,  the  compliance  by the Depositor or the Sellers with any warranty or  representation  made under any Basic  Document or in any related  document or the accuracy of any such  warranty or  representation,  or any action of the  Certificate  Paying Agent,  the  Certificate  Registrar or any other person taken in the name of the Owner Trustee or the Indenture Trustee.

Section 3.23      Restricted  Payments.  The Issuer  shall not,  directly or  indirectly,  (i) pay any  dividend or make any  distribution  (by  reduction  of  capital  or  otherwise),  whether in cash,  property,  securities  or a combination  thereof,  to the Owner Trustee or any owner of a beneficial  interest in the Issuer or otherwise  with respect to any  ownership  or equity  interest or security in or of the Issuer,  (ii) redeem,  purchase,  retire or otherwise  acquire for value any such  ownership  or equity  interest  or security or (iii) set aside or  otherwise segregate any amounts for any such purpose;  provided,  however, that the Issuer may make, or cause to be made, (x)
distributions  to the Owner  Trustee and the  Certificateholders  as  contemplated  by, and to the extent funds are available for such purpose  under,  the Trust  Agreement and (y) payments to the Servicer  pursuant to the terms of the Servicing  Agreement.  The Issuer will not, directly or indirectly,  make payments to or distributions from the
Custodial Account except in accordance with this Indenture and the other Basic Documents.

Section 3.24      Notice of Events of Default.  The Issuer shall give the Indenture  Trustee,  the Enhancer and the
Rating Agencies prompt written notice of each Event of Default hereunder and under the Trust Agreement.

Section 3.25      Further  Instruments  and Acts. Upon request of the Indenture  Trustee,  the Issuer shall execute and deliver such further  instruments  and do such further acts as may be  reasonably  necessary or proper to carry out more effectively the purposes of this Indenture.

Section 3.26      Statements  to  Noteholders.  On  each  Payment  Date,  each  of the  Indenture  Trustee  and the
Certificate  Registrar  shall make  available  to the  Depositor,  the Owner  Trustee,  each  Rating  Agency,  each
Noteholder  and each  Certificateholder,  with a copy to the Enhancer,  the Servicing  Certificate  provided to the
Indenture  Trustee by the  Servicer  relating to such Payment  Date and  delivered  pursuant to Section 4.01 of the
Servicing Agreement.

         The  Indenture  Trustee will make the Servicing  Certificate  (and, at its option,  any  additional  files containing  the same  information  in an  alternative  format)  available  each  month to  Securityholders  and the
Enhancer,  and other  parties to this  Indenture  via the  Indenture  Trustee's  internet  website.  The  Indenture
Trustee's  internet website shall initially be located at  "www.jpmorgan.com/sfr."  Assistance in using the website can be obtained by calling the  Indenture  Trustee's  customer  service  desk at (877)  722-1095.  Parties that are unable to use the above  distribution  options  are  entitled  to have a paper copy  mailed to them via first class mail by calling the customer  service desk and  indicating  such.  The  Indenture  Trustee  shall have the right to change  the way the  statement  to  Securityholders  are  distributed  in  order  to make  such  distribution  more convenient or more  accessible to the above  parties and the  Indenture  Trustee shall provide  timely and adequate notification to all above parties regarding any such changes.

Section 3.27      Determination  of Note Rate.  The  Indenture  Trustee  shall  determine  One-Month  LIBOR and the applicable  Note Rate for the Notes for each  Interest  Period as of the  second  LIBOR  Business  Day  immediately preceding  (i) the Closing  Date in the case of the first  Interest  Period for the Notes and (ii) the first day of each  succeeding  Interest  Period for the Notes,  and shall inform the Issuer,  the Servicer and the  Depositor by means of the Indenture Trustee's online service.

Section 3.28      Payments under the Policy.

(a)      (i)               If the Servicing  Certificate  specifies a Policy Draw Amount for any Payment Date,  the
Indenture  Trustee  shall make a draw on the Policy in an amount  specified in the Servicing  Certificate  for such
Payment Date or, if no amount is  specified,  the  Indenture  Trustee shall make a draw on the Policy in the amount by which the amount on deposit in the Note Payment  Account is less than  interest due on the Notes on such Payment
Date.

(ii)     The  Indenture  Trustee  shall  deposit or cause to be  deposited  such  Policy  Draw Amount into the Note
         Payment  Account on such  Payment Date to the extent such amount  relates to clause (a) of the  definition of "Deficiency Amount" or clause (b) of the definition of "Insured Payment".

(b)      The  Indenture  Trustee  shall  submit,  if a  Policy  Draw  Amount  is  specified  in  any  statement  to
Securityholders  prepared pursuant to Section 4.01 of the Servicing Agreement,  the Notice (in the form attached as
Exhibit A to the  Policy) to the  Enhancer  no later  than 12:00  noon,  New York City  time,  on the second  (2nd)
Business Day prior to the applicable Payment Date.

Section 3.29      Replacement/Additional  Enhancement.  The Issuer (or the  Servicer  on its  behalf)  may,  at its expense,  in accordance with and upon  satisfaction  of the conditions set forth herein,  but shall not be required to, obtain a surety bond,  letter of credit,  guaranty or reserve account as a Permitted  Investment for amounts on deposit in the Capitalized  Interest Account,  or may arrange for any other form of additional credit  enhancement;
provided,  that after prior notice  thereto,  no Rating  Agency shall have  informed the Issuer that a Rating Event would occur as a result thereof  (without taking the Policy into account);  and provided  further,  that the issuer of any such  instrument or facility and the timing and mechanism for drawing on such additional  enhancement  shall be  acceptable  to the  Indenture  Trustee and the  Enhancer.  It shall be a condition to  procurement  of any such additional  credit  enhancement that there be delivered to the Indenture Trustee and the Enhancer (a) an Opinion of
Counsel,  acceptable  in form to the  Indenture  Trustee and the  Enhancer,  from  counsel to the  provider of such additional credit  enhancement with respect to the  enforceability  thereof and such other matters as the Indenture
Trustee or the  Enhancer  may  require  and (b) an Opinion of Counsel to the effect  that the  procurement  of such additional  enhancement  would not (i) adversely  affect in any material respect the tax status of the Notes or the
Certificates  or (ii) cause the  Issuer to be taxable as an  association  (or a publicly  traded  partnership)  for federal  income tax purposes or to be classified as a taxable  mortgage pool within the meaning of Section  7701(i)
of the Code.

Section 3.30      Additional Representations of Issuer.

         The Issuer  hereby  represents  and warrants to the  Indenture  Trustee that as of the Closing Date (which representations and warranties shall survive the execution of this Indenture):

(a)      This Indenture  creates a valid and  continuing  security  interest (as defined in the applicable  UCC) in the Mortgage Notes in favor of the Indenture  Trustee,  which security interest is prior to all other Liens (except as expressly  permitted  otherwise  in this  Indenture),  and is  enforceable  as such as against  creditors of and purchasers from the Issuer.

(b)      The Mortgage Notes constitute "instruments" within the meaning of the applicable UCC.

(c)      The Issuer  owns and has good and  marketable  title to the  Mortgage  Notes free and clear of any Lien of any Person.

(d)      The original  executed  copy of each  Mortgage  Note (except for any Mortgage Note with respect to which a
Lost Note Affidavit has been delivered to the Custodian) has been delivered to the Custodian.

(e)      The Issuer has received a written  acknowledgment  from the Custodian  that the Custodian is acting solely as agent of the Indenture Trustee for the benefit of the Noteholders and the Enhancer.

(f)      Other than the  security  interest  granted to the  Indenture  Trustee  pursuant  to this  Indenture,  the
Issuer has not pledged,  assigned,  sold, granted a security interest in, or otherwise conveyed any of the Mortgage
Notes.  The Issuer  has not  authorized  the filing of and is not aware of any  financing  statements  against  the
Issuer that include a description  of  collateral  covering the Mortgage  Notes other than any financing  statement relating to the security  interest  granted to the Indenture  Trustee  hereunder or any security  interest that has been terminated. The Issuer is not aware of any judgment or tax lien filings against the Issuer.

(g)      None of the Mortgage  Notes has any marks or notations  indicating  that they have been pledged,  assigned or otherwise  conveyed to any Person other than the Indenture  Trustee,  except for (i) any  endorsements  that are part of a complete chain of  endorsements  from the originator of the Mortgage Note to the Indenture  Trustee,  and
(ii) any marks or notations pertaining to Liens that have been terminated or released.

(h)      None of the  provisions of this Section 3.30 shall be waived without the prior written  confirmation  from
Standard & Poor's that such waiver  shall not result in a reduction or  withdrawal  of the  then-current  rating of the Notes.

Section 3.31      Hedge Agreement.

(a)      In the event that the  Indenture  Trustee does not receive by the  Business  Day  preceding a Payment Date the amount as specified by the Servicer pursuant to Section  4.01(a)(xix) of the Servicing  Agreement as the amount to be paid with  respect to such  Payment  Date by the Hedge  Agreement  Provider  under the Hedge  Agreement,  the
Indenture  Trustee shall enforce the  obligation of the Hedge  Agreement  Provider  thereunder.  The parties hereto acknowledge that the Hedge Agreement  Provider shall make all  calculations,  and shall determine the amounts to be paid,  under the Hedge  Agreement.  Absent  manifest  error,  the Indenture  Trustee may  conclusively  rely on any servicing certificate received by it from the Servicer pursuant to Section 4.01 of the Servicing Agreement.

(b)      The  Indenture  Trustee  shall  deposit or cause to be  deposited  any  amounts  received  under the Hedge
Agreement  into the Note Payment  Account on the date such amounts are received from the Hedge  Agreement  Provider under the  Hedge  Agreement  (including  termination  payments,  if any).  All  payments  received  under the Hedge
Agreement shall be distributed in accordance with the priorities set forth in Section 3.05(e) hereof.

ARTICLE IV

                                The Notes; Satisfaction And Discharge Of Indenture

Section 4.01      The Notes

(a)      The Notes shall be registered in the name of a nominee  designated by the  Depository.  Beneficial  Owners will hold  interests in the Notes  through the  book-entry  facilities of the  Depository  in minimum  initial Note
Balances of $25,000 and integral multiples of $1,000 in excess thereof.

         The Indenture  Trustee may for all purposes  (including the making of payments due on the Notes) deal with the  Depository  as the  authorized  representative  of the  Beneficial  Owners  with  respect to the Notes for the purposes of exercising the rights of Noteholders  hereunder.  Except as provided in the next  succeeding  paragraph of this  Section 4.01,  the  rights of  Beneficial  Owners  with  respect  to the Notes  shall be  limited to those established by law and agreements  between such Beneficial  Owners and the Depository and Depository  Participants.
Except as provided in  Section 4.08,  Beneficial  Owners shall not be entitled to definitive  certificates  for the
Notes as to which they are the Beneficial  Owners.  Requests and  directions  from, and votes of, the Depository as
Noteholder  of the Notes shall not be deemed  inconsistent  if they are made with respect to  different  Beneficial
Owners.  The  Indenture  Trustee may  establish  a  reasonable  record date in  connection  with  solicitations  of consents  from or voting by  Noteholders  and give  notice to the  Depository  of such  record  date.  Without  the consent of the Issuer and the Indenture  Trustee,  no Term Note may be transferred  by the  Depository  except to a successor Depository that agrees to hold such Note for the account of the Beneficial Owners.

         In the event the Depository Trust Company resigns or is removed as Depository,  the Indenture Trustee,  at the  request of the  Servicer  and with the  approval  of the  Issuer may  appoint a  successor  Depository.  If no successor  Depository has been appointed  within 30 days of the effective date of the  Depository's  resignation or removal,  each Beneficial Owner shall be entitled to certificates  representing  the Notes it beneficially  owns in the manner prescribed in Section 4.08.

         The Notes shall, on original  issue, be executed on behalf of the Issuer by the Owner Trustee,  not in its individual  capacity but solely as Owner Trustee and upon Issuer  Order,  authenticated  by the Note  Registrar and delivered by the Indenture Trustee to or upon the order of the Issuer.

Section 4.02      Registration  of and  Limitations on Transfer and Exchange of Notes;  Appointment of Certificate
Registrar.  The Issuer shall cause to be kept at the  Indenture  Trustee's  Corporate  Trust Office a Note Register
in which,  subject to such  reasonable  regulations as it may prescribe,  the Note Registrar  shall provide for the registration  of Notes and of transfers and exchanges of Notes as herein  provided.  The Issuer hereby appoints the
Indenture Trustee as the initial Note Registrar.

         Subject to the restrictions  and limitations set forth below,  upon surrender for registration of transfer of any Note at the Corporate  Trust Office,  the Issuer shall execute,  and the Note Registrar  shall  authenticate and deliver, in the name of the designated  transferee or transferees,  one or more new Notes in authorized initial
Note Balances evidencing the same aggregate Percentage Interests.

         Subject to the  foregoing,  at the option of the  Noteholders,  Notes may be exchanged  for other Notes of like tenor, in each case in authorized initial Note Balances  evidencing the same aggregate  Percentage  Interests, upon  surrender of the Notes to be  exchanged at the  Corporate  Trust Office of the Note  Registrar.  Whenever any
Notes are so surrendered  for exchange,  the Issuer shall execute and the Note  Registrar  shall  authenticate  and deliver the Notes  which the  Noteholder  making the  exchange is  entitled  to  receive.  Each Note  presented  or surrendered  for  registration  of  transfer  or exchange  shall (if so  required  by the Note  Registrar)  be duly endorsed by, or be  accompanied by a written  instrument of transfer in form  reasonably  satisfactory  to the Note
Registrar duly executed by, the Noteholder  thereof or his attorney duly  authorized in writing with such signature guaranteed  by a commercial  bank or trust  company  located or having a  correspondent  located in The City of New
York.  Notes  delivered  upon any such  transfer  or  exchange  will  evidence  the same  obligations,  and will be entitled to the same rights and privileges, as the Notes surrendered.

         No service  charge shall be imposed for any  registration  of transfer or exchange of Notes,  but the Note
Registrar  shall require  payment of a sum sufficient to cover any tax or  governmental  charge that may be imposed in connection with any registration of transfer or exchange of Notes.

         All Notes  surrendered for  registration of transfer and exchange shall be cancelled by the Note Registrar and delivered to the Indenture Trustee for subsequent destruction without liability on the part of either.

         The Issuer hereby appoints the Indenture  Trustee as Certificate  Registrar to keep at its Corporate Trust
Office a  Certificate  Register  pursuant  to  Section 3.09  of the  Trust  Agreement  in  which,  subject  to such reasonable  regulations  as it may prescribe,  the  Certificate  Registrar  shall provide for the  registration  of
Certificates  and of  transfers  and  exchanges  thereof  pursuant  to  Section 3.05  of the Trust  Agreement.  The
Indenture Trustee hereby accepts such appointment.

         Each  purchaser of a Note, by its  acceptance of the Note,  shall be deemed to have  represented  that the acquisition  of such Note by the  purchaser  does not  constitute  or give rise to a prohibited  transaction  under
Section 406 of ERISA or Section 4975 of the Code, for which no statutory,  regulatory or  administrative  exemption is available.

Section 4.03      Mutilated,  Destroyed,  Lost or Stolen Notes.  If (i) any mutilated  Note is  surrendered  to the
Indenture  Trustee,  or the Indenture  Trustee receives  evidence to its  satisfaction of the destruction,  loss or theft of any Note,  and (ii) there is  delivered  to the  Indenture  Trustee  such  security or indemnity as may be required  by it and the Issuer to hold the Issuer and the  Indenture  Trustee  harmless,  then,  in the  absence of notice to the Issuer,  the Note Registrar or the Indenture  Trustee that such Note has been acquired by a bona fide purchaser,  and provided that the  requirements of Section 8 405 of the UCC are met, the Issuer shall execute,  and upon its request the  Indenture  Trustee  shall  authenticate  and deliver,  in exchange for or in lieu of any such mutilated,  destroyed,  lost or stolen Note, a replacement Note of the same class;  provided,  however, that if any such  destroyed,  lost or stolen Note,  but not a mutilated  Note,  shall have become or within seven days shall be due and payable,  instead of issuing a replacement  Note,  the Issuer may pay such  destroyed,  lost or stolen Note when so due or payable without  surrender  thereof.  If, after the delivery of such  replacement Note or payment of a destroyed,  lost or stolen Note pursuant to the proviso to the preceding  sentence,  a bona fide purchaser of the original  Note in lieu of which such  replacement  Note was issued  presents for payment such  original  Note,  the
Issuer and the  Indenture  Trustee  shall be entitled to recover such  replacement  Note (or such payment) from the
Person  to whom it was  delivered  or any  Person  taking  such  replacement  Note  from  such  Person to whom such replacement  Note was  delivered  or any  assignee  of such  Person,  except a bona  fide  purchaser,  and shall be entitled to recover upon the security or indemnity  provided  therefor to the extent of any loss,  damage,  cost or expense incurred by the Issuer or the Indenture Trustee in connection therewith.

         Upon the issuance of any replacement Note under this  Section 4.03,  the Issuer may require the payment by the Noteholder of such Note of a sum sufficient to cover any tax or other  governmental  charge that may be imposed in relation thereto and any other reasonable  expenses  (including the fees and expenses of the Indenture  Trustee)
connected therewith.

         Every  replacement Note issued pursuant to this  Section 4.03 in replacement of any mutilated,  destroyed, lost or stolen Note shall constitute an original additional  contractual  obligation of the Issuer,  whether or not the mutilated,  destroyed,  lost or stolen Note shall be at any time  enforceable by anyone,  and shall be entitled to all the  benefits  of this  Indenture  equally  and  proportionately  with any and all other  Notes duly  issued hereunder.

         The  provisions of this  Section 4.03  are exclusive and shall  preclude (to the extent  lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

Section 4.04      Persons Deemed Owners.  Prior to due  presentment  for  registration of transfer of any Note, the
Issuer,  the Indenture  Trustee and any agent of the Issuer or the Indenture  Trustee may treat the Person in whose name any  Note is  registered  (as of the day of  determination)  as the  owner of such  Note  for the  purpose  of receiving  payments of  principal  of and  interest,  if any, on such Note and for all other  purposes  whatsoever, whether or not such Note be overdue,  and none of the Issuer,  the Indenture  Trustee or any agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.

Section 4.05      Cancellation.   All  Notes  surrendered  for  payment,  registration  of  transfer,  exchange  or redemption  shall,  if  surrendered to any Person other than the Indenture  Trustee,  be delivered to the Indenture
Trustee  and shall be  promptly  cancelled  by the  Indenture  Trustee.  The Issuer may at any time  deliver to the
Indenture  Trustee for  cancellation any Notes previously  authenticated  and delivered  hereunder which the Issuer may have  acquired  in any  manner  whatsoever,  and all Notes so  delivered  shall be  promptly  cancelled  by the
Indenture  Trustee.  No Notes shall be  authenticated in lieu of or in exchange for any Notes cancelled as provided in this  Section  4.05,  except as  expressly  permitted  by this  Indenture.  All  cancelled  Notes may be held or disposed of by the Indenture  Trustee in accordance with its standard  retention or disposal policy as in effect at the time unless the Issuer  shall direct by an Issuer  Request that they be destroyed or returned to it;  provided, however,  that such Issuer  Request is timely and the Notes have not been  previously  disposed of by the Indenture
Trustee.

Section 4.06      Book-Entry  Notes.  The  Notes,  upon  original  issuance,   shall  be  issued  in  the  form  of
typewritten Notes  representing the Book-Entry Notes, to be delivered to The Depository Trust Company,  the initial
Depository,  by, or on behalf of, the Issuer.  Such Notes shall  initially be  registered  on the Note  Register in the name of Cede & Co., the nominee of the initial  Depository,  and no Beneficial Owner shall receive a Definitive
Note  representing such Beneficial  Owner's interest in such Note,  except as provided in Section 4.08.  Unless and until  definitive,  fully registered Notes (the "Definitive  Notes") have been issued to Beneficial Owners pursuant to Section 4.08:

(a)      the provisions of this Section 4.06 shall be in full force and effect;

(b)      the Note  Registrar  and the  Indenture  Trustee  shall be  entitled to deal with the  Depository  for all purposes of this  Indenture  (including  the payment of  principal  of and  interest on the Notes and the giving of instructions  or  directions  hereunder)  as the sole  holder of the  Notes,  and shall have no  obligation  to the
Beneficial Owners;

(c)      to the  extent  that the  provisions  of this  Section 4.06  conflict  with any other  provisions  of this
Indenture, the provisions of this Section 4.06 shall control;

(d)      the rights of Beneficial  Owners shall be exercised  only through the  Depository  and shall be limited to those  established  by law and  agreements  between  such  Owners of Notes  and the  Depository  or the  Depository
Participants.  Unless and until Definitive  Notes are issued pursuant to Section 4.08, the initial  Depository will make book-entry  transfers among the Depository  Participants and receive and transmit payments of principal of and interest on the Notes to such Depository Participants; and

(e)      whenever this Indenture  requires or permits actions to be taken based upon  instructions or directions of
Noteholders of Notes  evidencing a specified  percentage of the Note Balances of the Notes, the Depository shall be deemed to  represent  such  percentage  only to the extent that it has  received  instructions  to such effect from
Beneficial Owners or Depository  Participants  owning or representing,  respectively,  such required  percentage of the beneficial interest in the Notes and has delivered such instructions to the Indenture Trustee.

Section 4.07      Notices  to  Depository.  Whenever  a notice or other  communication  to the  Noteholders  of the
Notes is required  under this  Indenture,  unless and until  Definitive  Notes shall have been issued to Beneficial
Owners  pursuant to Section 4.08, the Indenture  Trustee shall give all such notices and  communications  specified herein to be given to  Noteholders of the Notes to the  Depository,  and shall have no obligation to the Beneficial
Owners.

Section 4.08      Definitive  Notes.  If (i) the  Depositor  determines that the Depository is no longer willing or able to properly discharge its  responsibilities  with respect to the Notes and the Depositor is unable to locate a qualified successor,  (ii) the Depositor,  with the prior consent of the Beneficial Owners,  notifies the Indenture
Trustee and the  Depository  that it has elected to terminate the  book-entry  system  through the  Depository,  or
(iii) after the occurrence of an Event of Default,  Beneficial Owners of Notes  representing  beneficial  interests aggregating  at least a majority of the aggregate  Term Note Balance of the Notes advise the  Depository in writing that the  continuation  of a book-entry  system  through the  Depository is no longer in the best  interests of the
Beneficial  Owners,  then the  Depository  shall  notify all  Beneficial  Owners and the  Indenture  Trustee of the
occurrence of any such event and of the  availability  of  Definitive  Notes to Beneficial  Owners  requesting  the same.  Upon  surrender by the  Depository  to the  Indenture  Trustee of the  typewritten  Notes  representing  the
Book-Entry Notes by the Depository (or Percentage  Interest of the Book-Entry Notes being  transferred  pursuant to clause (iii) above), accompanied by registration  instructions,  the Issuer shall execute and the Indenture Trustee shall  authenticate  the  Definitive  Notes in accordance  with the  instructions  of the  Depository.  None of the
Issuer,  the  Note  Registrar  or the  Indenture  Trustee  shall  be  liable  for any  delay  in  delivery  of such instructions,  and each may  conclusively  rely on, and shall be protected in relying on, such  instructions.  Upon the issuance of Definitive  Notes,  the Indenture  Trustee shall recognize the Noteholders of the Definitive  Notes as Noteholders.

Section 4.09      Tax Treatment.  The Issuer has entered into this  Indenture,  and the Notes will be issued,  with the intention  that, for federal,  state and local income,  single  business and franchise tax purposes,  the Notes
(exclusive of any payment  pursuant to the Hedge  Agreement or in respect of Interest  Carry Forward  Amounts) will qualify  as regular  interests  in a REMIC as defined  in the Code,  which  will be  treated  as  indebtedness  for purposes of such taxes.  The Issuer,  by entering into this Indenture,  and each  Noteholder,  by its acceptance of its Note (and each Beneficial Owner by its acceptance of an interest in the applicable  Book-Entry Note),  agree to treat the Notes for federal,  state and local  income,  single  business and  franchise tax purposes as (i) regular interests in a REMIC as defined in the Code,  which will be treated as indebtedness  for purposes of such taxes and
(ii) the right to receive  payments  from  outside the REMIC under the Hedge  Agreement  and in respect of Interest
Carry Forward Amounts.

Section 4.10      Satisfaction  and  Discharge of Indenture.  This  Indenture  shall cease to be of further  effect with respect to the Notes except as to (i) rights of  registration of transfer and exchange,  (ii)  substitution of mutilated,  destroyed,  lost or stolen Notes,  (iii) rights of Noteholders to receive payments of principal thereof and interest  thereon,  (iv) Sections 3.03, 3.04, 3.06, 3.09, 3.16, 3.18 and 3.19, (v) the rights,  obligations and immunities of the Indenture  Trustee  hereunder  (including the rights of the Indenture  Trustee under Section 6.07 and the  obligations  of the  Indenture  Trustee  under  Section  4.11)  and  (vi) the  rights  of  Noteholders  as beneficiaries  hereof with respect to the property so deposited  with the Indenture  Trustee  payable to all or any of them, and the Indenture  Trustee,  on written  demand of and at the expense of the Issuer,  shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes, when:

                           (A)      either:

(1)      all Notes  theretofore  authenticated  and delivered (other than (i) Notes that have been destroyed,  lost or  stolen  and  that  have  been  replaced  or paid as  provided  in  Section 4.03  and
                           (ii) Notes  for  whose  payment  money  has  theretofore  been  deposited  in  trust  or segregated  and held in trust by the  Issuer  and  thereafter  repaid  to the  Issuer or discharged  from such trust,  as provided in  Section 3.03)  have been  delivered to the
                           Indenture Trustee for cancellation; or

(2)      all Notes not theretofore delivered to the Indenture Trustee for cancellation:

a)       have become due and payable;

                                            b)   will become due and payable at the Final  Payment  Date within one year; or

                                            c)   have  been  declared  immediately  due  and  payable  pursuant  to
                                    Section 5.02.

         and the Issuer,  in the case of (a) and (b) above,  has irrevocably  deposited or caused to be irrevocably deposited  with the  Indenture  Trustee cash or direct  obligations  of or  obligations  guaranteed by the
         United  States of America  (which will mature  prior to the date such amounts are  payable),  in trust for such purpose,  in an amount  sufficient to pay and  discharge  the entire  indebtedness  on such Notes and
         Certificates  then Outstanding not theretofore  delivered to the Indenture  Trustee for cancellation  when due on the Final Payment Date;

                           (B)      the Issuer has paid or caused to be paid all other sums payable  hereunder  and under the Insurance Agreement by the Issuer; and

                           (C)      the  Issuer  has  delivered  to the  Indenture  Trustee  and  the  Enhancer  an
                  Officer's  Certificate  and an Opinion of Counsel,  each meeting the applicable  requirements  of
                  Section 10.01  and each stating that all  conditions  precedent  herein  provided for relating to the  satisfaction  and discharge of this Indenture have been complied with and, if the Opinion of
                  Counsel relates to a deposit made in connection  with  Section 4.10(A)(2)b.  above,  such opinion shall  further  be to the  effect  that  such  deposit  will not have any  material  adverse  tax consequences to the Issuer, any Noteholders or any Certificateholders.

Section 4.11      Application  of Trust  Money.  All  monies  deposited  with the  Indenture  Trustee  pursuant  to
Section 4.10 hereof shall be held in trust and applied by it, in  accordance  with the  provisions of the Notes and this Indenture,  to the payment,  either  directly or through any Paying Agent or Certificate  Paying Agent, as the
Indenture Trustee may determine,  to the  Securityholders of Securities,  of all sums due and to become due thereon for principal and interest;  but such monies need not be segregated  from other funds except to the extent required herein or required by law.

Section 4.12      Subrogation and  Cooperation.  The Issuer and the Indenture  Trustee  acknowledge that (i) to the extent the  Enhancer  makes  payments  under the Policy on account of  principal  of or interest on the Notes,  the
Enhancer  will be fully  subrogated to the rights the  Noteholders  to receive such  principal  and  interest,  and
(ii) the  Enhancer  shall be paid such  principal  and  interest  only from the sources and in the manner  provided herein and in the Insurance Agreement for the payment of such principal and interest.

         The Indenture  Trustee shall  cooperate in all respects  with any  reasonable  request by the Enhancer for action to preserve or enforce the Enhancer's  rights or interest  under this Indenture or the Insurance  Agreement, consistent  with this  Indenture and without  limiting the rights of the  Noteholders as otherwise set forth in the
Indenture,  including  upon the occurrence and  continuance of a default under the Insurance  Agreement,  a request
(which request shall be in writing) to take any one or more of the following actions:

(i)      institute  Proceedings  for the  collection  of all  amounts  then  payable  on the  Notes or  under  this
         Indenture in respect to the Notes and all amounts  payable  under the  Insurance  Agreement and to enforce any judgment obtained and collect from the Issuer monies adjudged due;

(ii)     sell the Trust  Estate or any  portion  thereof or rights or  interest  therein,  at one or more public or private Sales (as defined in Section 5.15 hereof) called and conducted in any manner permitted by law;

(iii)    file or record all assignments that have not previously been recorded;

(iv)     institute Proceedings from time to time for the complete or partial foreclosure of this Indenture; and

(v)      exercise any remedies of a secured  party under the UCC and take any other  appropriate  action to protect and enforce the rights and remedies of the Enhancer hereunder.

         Following  the  payment  in full of the  Notes,  the  Enhancer  shall  continue  to have  all  rights  and privileges  provided to it under this  Section and  in all other  provisions of this  Indenture,  until all amounts owing to the Enhancer have been paid in full.

Section 4.13      Repayment of Monies Held by Paying Agent.  In connection with the  satisfaction  and discharge of this  Indenture  with  respect to the Notes,  all monies then held by any Paying  Agent  (other than the  Indenture
Trustee) under the provisions of this  Indenture  with respect to such Notes shall,  upon demand of the Issuer,  be paid to the Indenture  Trustee to be held and applied  according to Section 3.05; and thereupon,  such Paying Agent shall be released from all further liability with respect to such monies.

Section 4.14      Temporary  Notes.  Pending the  preparation of any Definitive  Notes,  the Issuer may execute and upon its written  direction,  the Indenture  Trustee may  authenticate  and make available for delivery,  temporary
Notes that are  printed,  lithographed,  typewritten,  photocopied  or  otherwise  produced,  in any  denomination, substantially  of the tenor of the  Definitive  Notes in lieu of which they are  issued  and with such  appropriate insertions,  omissions,  substitutions and other variations as the officers executing such Notes may determine,  as evidenced by their execution of such Notes.

         If  temporary  Notes  are  issued,  the  Issuer  will  cause  Definitive  Notes  to  be  prepared  without unreasonable  delay.  After the preparation of the Definitive  Notes, the temporary Notes shall be exchangeable for
Definitive  Notes upon surrender of the temporary Notes at the office or agency of the Indenture  Trustee,  without charge to the  Noteholder.  Upon surrender for  cancellation of any one or more temporary  Notes,  the Issuer shall execute and the Indenture  Trustee shall  authenticate  and make  available  for  delivery,  in exchange  therefor,
Definitive  Notes  of  authorized  denominations  and of like  tenor  and  aggregate  principal  amount.  Until  so exchanged,  such  temporary  Notes shall in all respects be entitled to the same benefits  under this  Indenture as
Definitive Notes.

ARTICLE V

                                               Default And Remedies

Section 5.01      Events of Default.  The Issuer shall  deliver to the Indenture  Trustee and the Enhancer,  within five days  after  learning  of the  occurrence  of any event  that with the  giving of notice and the lapse of time would become an Event of Default  under clause (c) of the  definition of "Event of Default"  written  notice in the form of an  Officer's  Certificate  of its status and what  action  the Issuer is taking or  proposes  to take with respect thereto.

Section 5.02      Acceleration  of Maturity;  Rescission and  Annulment.  If an Event of Default shall occur and be continuing,  then and in every such case the  Indenture  Trustee,  acting at the  direction  of the Enhancer or the
Noteholders of Notes  representing  not less than a majority of the aggregate  Note Balance of the Notes,  with the written consent of the Enhancer (so long as no Enhancer  Default  exists),  may declare the Notes to be immediately due and payable by a notice in writing to the Issuer (and to the Indenture  Trustee if given by  Noteholders);  and upon any such  declaration,  the unpaid  principal  amount of the Notes,  together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable.

         At any time after such  declaration  of  acceleration  of maturity with respect to an Event of Default has been made and before a judgment or decree for payment of the money due has been obtained by the  Indenture  Trustee as hereinafter  provided in this  Article V,  the Enhancer or the  Noteholders of Notes  representing a majority of the  aggregate  Note  Balance of the Notes,  with the written  consent of the  Enhancer,  by written  notice to the
Issuer and the  Indenture  Trustee,  may in writing  waive the related  Event of Default and rescind and annul such declaration and its consequences if:

(a)      the Issuer has paid or deposited with the Indenture Trustee a sum sufficient to pay:

(i)      all  payments  of  principal  of and  interest on the Notes and all other  amounts  that would then be due hereunder or upon the Notes if the Event of Default giving rise to such acceleration had not occurred;

(ii)     all sums paid or advanced by the Indenture  Trustee hereunder and the reasonable  compensation,  expenses, disbursements and advances of the Indenture Trustee and its agents and counsel; and

(iii)    all  Events of  Default,  other  than the  nonpayment  of the  principal  of the Notes that has become due solely by such acceleration, have been cured or waived as provided in Section 5.12.

         No such rescission shall affect any subsequent default or impair any right consequent thereto.

Section 5.03      Collection of Indebtedness and Suits for Enforcement by Indenture Trustee.

(a)      The  Issuer  covenants  that if  default  in the  payment  of (i) any  interest  on any Note when the same becomes due and payable,  and such default  continues  for a period of five days,  or (ii) the  principal of or any installment  of the principal of any Note when the same becomes due and payable,  the Issuer shall,  upon demand of the Indenture  Trustee,  pay to it, for the benefit of the  Noteholders,  the entire amount then due and payable on the Notes for  principal  and  interest,  with  interest on the overdue  principal,  and in addition  thereto  such further  amount as shall be sufficient  to cover the costs and expenses of  collection,  including  the  reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel.

(b)      In case the Issuer shall fail forthwith to pay such amounts upon such demand,  the Indenture  Trustee,  in its own name and as trustee of an express trust,  subject to the provisions of Section 10.17  hereof, may institute a Proceeding  for the collection of the sums so due and unpaid,  and may prosecute  such  Proceeding to judgment or final  decree,  and may enforce the same against the Issuer or other obligor on the Notes and collect in the manner provided by law out of the  property of the Issuer or other  obligor on the Notes,  wherever  situated,  the monies adjudged or decreed to be payable.

(c)      If an Event of Default shall occur and be  continuing,  the Indenture  Trustee,  subject to the provisions of Section 10.17 hereof, may, as more particularly  provided in Section 5.04,  in its discretion proceed to protect and enforce its rights and the rights of the Noteholders by such appropriate  Proceedings as the Indenture  Trustee shall deem most  effective to protect and enforce any such  rights,  whether for the  specific  enforcement  of any covenant or agreement in this  Indenture or in aid of the exercise of any power granted  herein,  or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

(d)      If there shall be pending,  relative to the Issuer or any other  obligor on the Notes or any Person having or claiming an ownership  interest in the Trust  Estate,  Proceedings  under  Title 11 of the United States Code or any other applicable  federal or state bankruptcy,  insolvency or other similar law, or if a receiver,  assignee or trustee in bankruptcy or  reorganization,  liquidator,  sequestrator or similar  official shall have been appointed for or taken  possession  of the Issuer or its property or such other  obligor or Person,  or if there shall be any other comparable judicial  Proceedings  relative to the Issuer or other any other obligor on the Notes, or relative to the creditors or property of the Issuer or such other  obligor,  then the  Indenture  Trustee,  irrespective  of whether  the  principal  of any Notes  shall then be due and  payable as therein  expressed  or by  declaration  or otherwise,  and  irrespective  of  whether  the  Indenture  Trustee  shall  have made any  demand  pursuant  to the provisions of this Section, shall be entitled and empowered, by intervention in such Proceedings or otherwise:

(i)      to file and prove a claim or claims for the entire  amount of principal  and interest  owing and unpaid in respect of the Notes and to file such other  papers or  documents  as may be  necessary  or  advisable  in order to have the claims of the Indenture  Trustee  (including  any claim for reasonable  compensation  to the Indenture Trustee and each predecessor  Indenture Trustee, and their respective agents,  attorneys and counsel,  and for  reimbursement of all expenses and liabilities  incurred,  and all advances made, by the
         Indenture  Trustee and each  predecessor  Indenture  Trustee,  except as a result of  negligence,  willful misconduct or bad faith) and of the Noteholders allowed in such Proceedings;

(ii)     unless  prohibited  by  applicable  law and  regulations,  to vote on  behalf  of the  Noteholders  in any election of a trustee, a standby trustee or Person performing similar functions in any such Proceedings;

(iii)    to collect and  receive  any monies or other  property  payable or  deliverable  on any such claims and to distribute  all  amounts  received  with  respect to the claims of the  Noteholders  and of the  Indenture
         Trustee on their behalf; and

(iv)     to file such proofs of claim and other  papers or  documents  as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Noteholders allowed in any judicial  proceedings  relative to the Issuer, its creditors and its property;

and any  trustee,  receiver,  liquidator,  custodian or other  similar  official in any such  Proceeding  is hereby authorized by each of such Noteholders to make payments to the Indenture  Trustee,  and, in the event the Indenture
Trustee  shall consent to the making of payments  directly to such  Noteholders,  to pay to the  Indenture  Trustee such amounts as shall be sufficient to cover  reasonable  compensation to the Indenture  Trustee,  each predecessor
Indenture  Trustee and their  respective  agents,  attorneys and counsel,  and all other  expenses and  liabilities incurred,  and all advances made, by the Indenture  Trustee and each  predecessor  Indenture  Trustee,  except as a result of negligence, willful misconduct or bad faith.

(e)      Nothing  herein  contained  shall be deemed to authorize the Indenture  Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization,  arrangement,  adjustment or composition  affecting the Notes or the rights of any Noteholder  thereof or to authorize the Indenture  Trustee to vote in respect  of the claim of any  Noteholder  in any such  proceeding  except,  as  aforesaid,  to vote for the election of a trustee in bankruptcy or similar Person.

(f)      All rights of action and of  asserting  claims  under this  Indenture,  or under any of the Notes,  may be enforced by the  Indenture  Trustee  without the  possession of any of the Notes or the  production  thereof in any trial or other  Proceedings  relative  thereto,  and any such action or  proceedings  instituted  by the  Indenture
Trustee shall be brought in its own name as trustee of an express trust,  and any recovery of judgment,  subject to the payment of the expenses,  disbursements and compensation of the Indenture Trustee,  each predecessor  Indenture
Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders of the Notes.

(g)      In any Proceedings to which the Indenture  Trustee shall be a party  (including any Proceedings  involving the  interpretation  of any  provision of this  Indenture),  the  Indenture  Trustee shall be held to represent all
Noteholders, and it shall not be necessary to make any Noteholder a party to any such Proceedings.

Section 5.04      Remedies; Priorities.

(a)      If an Event of Default shall have occurred and be continuing,  then the Indenture Trustee,  subject to the provisions of Section 10.17  hereof,  with the written consent of the Enhancer may, or, at the written direction of the Enhancer, shall, do one or more of the following, in each case subject to Section 5.05:

(i)      institute  Proceedings  in its own name and as  trustee  of an  express  trust for the  collection  of all amounts then payable on the Notes or under this  Indenture  with respect  thereto,  whether by declaration or otherwise,  and all amounts payable under the Insurance Agreement,  enforce any judgment obtained,  and collect from the Issuer and any other obligor on the Notes monies adjudged due;

(ii)     institute  Proceedings  from time to time for the complete or partial  foreclosure  of this Indenture with respect to the Trust Estate;

(iii)    exercise any remedies of a secured  party under the UCC and take any other  appropriate  action to protect and enforce the rights and remedies of the Indenture Trustee and the Noteholders; and

(iv)     sell the Trust  Estate or any  portion  thereof or rights or  interest  therein,  at one or more public or private sales called and conducted in any manner permitted by law;

provided,  however,  that the Indenture  Trustee may not sell or otherwise  liquidate the Trust Estate following an
Event of Default,  unless (A) the Indenture  Trustee obtains the consent of the Enhancer (or if an Enhancer Default has occurred and is  continuing,  the  Noteholders  of 100% of the  aggregate  Note Balance of the Notes),  (B) the proceeds of such sale or liquidation  distributable  to Noteholders are sufficient to discharge in full all amounts then due and unpaid upon the Notes for  principal  and interest and to reimburse the Enhancer for any amounts drawn under the  Policy and any other  amounts  due the  Enhancer  under the  Insurance  Agreement  or (C) the  Indenture
Trustee  determines  that the  Mortgage  Loans will not  continue  to provide  sufficient  funds for the payment of principal  of and  interest on the Notes as they would have become due if the Notes had not been  declared  due and payable,  and the  Indenture  Trustee  obtains the consent of the Enhancer (or if an Enhancer  Default has occurred and is  continuing,  and the  Noteholders  of 66 2/3% of the aggregate  Note Balance of the Notes).  In determining such  sufficiency or insufficiency  with respect to clause (B) and (C) above,  the Indenture  Trustee may, but need not,  obtain  and rely,  and shall be  protected  in  relying in good  faith,  upon an  opinion  of an  Independent investment  banking or accounting firm of national  reputation as to the feasibility of such proposed action and as to the  sufficiency  of the  Trust  Estate  for  such  purpose.  Notwithstanding  the  foregoing,  provided  that a
Servicing  Default shall not have occurred,  any Sale (as defined in Section 5.15 hereof) of the Trust Estate shall be made  subject to the  continued  servicing of the  Mortgage  Loans by the Servicer as provided in the  Servicing
Agreement.  Notwithstanding any sale of the Mortgage Loans pursuant to this Section 5.04(a),  the Indenture Trustee shall, for so long as any principal or accrued  interest on the Notes remains unpaid,  continue to act as Indenture
Trustee hereunder and to draw amounts payable under the Policy in accordance with its terms.
(b)      If the  Indenture  Trustee  collects any money or property  pursuant to this  Article V,  it shall pay out such money or property in the following order:

                  FIRST:   to the Indenture Trustee for amounts due under Section 6.07;

                  SECOND:  to the  Noteholders of each Class of Notes,  pro rata, for amounts due and unpaid on the related  Notes for  interest,  including  accrued and unpaid  interest on the Notes for any prior
                  Payment Date, ratably,  without preference or priority of any kind,  according to the amounts due and  payable on such Notes for  interest  from  amounts  available  in the Trust  Estate for such
                  Noteholders, other than amounts in respect of Interest Carryforward Amounts;

                  THIRD:   to the  Noteholders of each Class of Notes,  pro rata, for amounts due and unpaid on the related Notes for principal,  ratably,  without preference or priority of any kind,  according to the amounts due and payable on such Notes for  principal,  from  amounts  available  in the Trust
                  Estate for such  Noteholders,  until the respective Note Balances of such Class have been reduced to zero;

                  FOURTH:  to the  payment  of  all  amounts  due  and  owing  the  Enhancer  under  the  Insurance
                  Agreement;

                  FIFTH:   to the  Certificate  Paying  Agent  for  amounts  due  under  Article  VIII of the Trust
                  Agreement; and

                  SEVENTH: to the  payment of the  remainder,  if any,  to the Issuer or any other  person  legally entitled thereto.

         The Indenture  Trustee may fix a record date and payment date for any payment to  Noteholders  pursuant to this  Section 5.04.  At least 15 days before such record date, the Indenture  Trustee shall mail to each Noteholder a notice that states the record date, the payment date and the amount to be paid.

Section 5.05      Optional  Preservation  of the Trust  Estate.  If the Notes have been  declared  due and  payable under  Section  5.02  following  an Event  of  Default  and such  declaration  and its  consequences  have not been rescinded  and  annulled,  the  Indenture  Trustee  may,  but need not (but shall at the written  direction  of the
Enhancer so long as no Enhancer  default  exists),  elect to take and maintain  possession of the Trust Estate.  It is the  desire of the  parties  hereto and the  Noteholders  that  there be at all times  sufficient  funds for the payment of principal  of and interest on the Notes and other  obligations  of the Issuer  including  payment to the
Enhancer,  and the Indenture  Trustee shall take such desire into account when  determining  whether or not to take and maintain  possession of the Trust Estate. In determining  whether to take and maintain  possession of the Trust
Estate,  the  Indenture  Trustee  may,  but need not,  obtain and rely,  and shall be  protected in relying in good faith,  upon an opinion of an Independent  investment  banking or accounting firm of national  reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

Section 5.06      Limitation of Suits.  No Noteholder  shall have any right to institute any  Proceeding,  judicial or otherwise,  with respect to this Indenture,  or for the  appointment of a receiver or trustee,  or for any other remedy hereunder, unless and subject to the provisions of Section 10.17 hereof:

(a)      such  Noteholder  shall have  previously  given written  notice to the  Indenture  Trustee of a continuing
Event of Default;

(b)      the  Noteholders  of not less than 25% of the aggregate  Note Balance of the Notes shall have made written request to the Indenture  Trustee to institute such  Proceeding in respect of such Event of Default in its own name as Indenture Trustee hereunder;

(c)      such Noteholder or Noteholders shall have offered the Indenture Trustee  reasonable  indemnity against the costs, expenses and liabilities to be incurred by it  in complying with such request;

(d)      the Indenture  Trustee for 60 days after its receipt of such notice,  request and offer of indemnity shall have failed to institute such Proceedings; and

(e)      no  direction  inconsistent  with such  written  request  shall have been given to the  Indenture  Trustee during such 60-day period by the  Noteholders  of a majority of the  aggregate  Note Balance of the Notes or by the
Enhancer.

         It is understood  and intended that no  Noteholder  shall have any right in any manner  whatever by virtue of, or by availing  itself of, any  provision of this  Indenture to affect,  disturb or prejudice the rights of any other  Noteholders  or to obtain or to seek to obtain  priority  or  preference  over any other  Noteholders  or to enforce any right under this Indenture, except in the manner herein provided.

         In the event the Indenture Trustee shall receive  conflicting or inconsistent  requests and indemnity from two or more groups of  Noteholders,  each  representing  less than a majority of the aggregate  Note Balance of the
Notes,  the  Indenture  Trustee  shall act at the  direction  of the group of  Noteholders  with the  greater  Note
Balance.  In the  event  that the  Indenture  Trustee  shall  receive  conflicting  or  inconsistent  requests  and indemnity from two or more groups of Noteholders  representing  the same Note Balance,  then the Indenture  Trustee in its sole discretion may determine what action, if any, shall be taken,  notwithstanding  any other provisions of this Indenture.

Section 5.07      Unconditional  Rights  of  Noteholders  to  Receive  Principal  and  Interest.   Subject  to  the
provisions  of  this  Indenture,  the  Noteholder  of any  Note  shall  have  the  right,  which  is  absolute  and unconditional,  to  receive  payment  of the  principal  of and  interest,  if any,  on such  Note on or after  the respective  due  dates  thereof  expressed  in  such  Note or in  this  Indenture  and to  institute  suit  for the enforcement of any such payment, and such right shall not be impaired without the consent of such Noteholder.

Section 5.08      Restoration  of Rights and Remedies.  If the Indenture  Trustee or any  Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such  Proceeding  has been  discontinued  or abandoned for any reason or has been  determined  adversely to the Indenture  Trustee or to such  Noteholder,  then and in every such case the Issuer,  the Indenture Trustee and the Noteholders  shall,  subject to any determination in such Proceeding,  be restored  severally and respectively to their former  positions  hereunder,  and thereafter all rights and remedies of the Indenture  Trustee and the  Noteholders  shall continue as though no such Proceeding had been instituted.

Section 5.09      Rights and  Remedies  Cumulative.  No right or remedy  herein  conferred  upon or reserved to the
Indenture  Trustee,  the Enhancer or the Noteholders is intended to be exclusive of any other right or remedy,  and every right and remedy shall,  to the extent  permitted by law, be cumulative  and in addition to every other right and remedy  given  hereunder  or now or  hereafter  existing  at law,  in equity or  otherwise.  The  assertion  or employment  of any right or remedy  hereunder,  or  otherwise,  shall  not  prevent  the  concurrent  assertion  or employment of any other appropriate right or remedy.

Section 5.10      Delay or Omission Not a Waiver.  No delay or omission of the Indenture  Trustee,  the Enhancer or any  Noteholder  to exercise any right or remedy  accruing upon any Event of Default shall impair any such right or remedy or  constitute  a waiver of any such Event of Default or an  acquiescence  therein.  Every  right and remedy given by this Article V or by law to the  Indenture  Trustee or to the  Noteholders  may be exercised  from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Noteholders, as the case may be.

Section 5.11      Control by Enhancer or  Noteholders.  The  Enhancer  (so long as no Enhancer  Default  exists) or the  Noteholders of a majority of the aggregate Note Balance of Notes with the consent of the Enhancer,  shall have the right to direct the time,  method and place of  conducting  any  Proceeding  for any  remedy  available  to the
Indenture  Trustee with respect to the Notes or exercising any trust or power  conferred on the Indenture  Trustee, provided that:

(a)      such direction shall not be in conflict with any rule of law or with this Indenture;

(b)      subject  to the  express  terms  of  Section 5.04,  any  direction  to the  Indenture  Trustee  to sell or liquidate the Trust Estate shall be by the Enhancer (so long as no Enhancer  Default  exists) or by the Noteholders of Notes  representing  not less than 100% of the  aggregate  Note  Balance  of the Notes  with the  consent of the
Enhancer;

(c)      if the conditions  set forth in  Section 5.05  shall have been satisfied and the Indenture  Trustee elects to retain the Trust Estate  pursuant to such Section,  then any direction to the Indenture  Trustee by  Noteholders of Notes  representing  less than 100% of the  aggregate  Note Balance of the Notes to sell or liquidate  the Trust
Estate shall be of no force and effect; and

(d)      the  Indenture  Trustee may take any other  action  deemed  proper by the  Indenture  Trustee  that is not inconsistent with such direction.

Notwithstanding  the rights of  Noteholders  set forth in this  Section,  subject to  Section 6.01,  the  Indenture
Trustee  need not take any action that it  determines  (in its sole  discretion)  might  involve it in liability or might materially  adversely affect the rights of any Noteholders not consenting to such action,  unless the Trustee has received satisfactory indemnity from the Enhancer or a Noteholder.

Section 5.12      Waiver of Past  Defaults.  Prior to the  declaration of the  acceleration  of the maturity of the
Notes as provided in Section  5.02,  the Enhancer (so long as no Enhancer  Default  exists) or the  Noteholders  of not less than a majority of the aggregate  Note Balance of the Notes,  with the consent of the Enhancer,  may waive any past  Event of  Default  and its  consequences,  except an Event of  Default  (a) with  respect  to  payment of principal  of or interest on any of the Notes or (b) in respect of a covenant  or  provision  hereof that cannot be modified  or amended  without the  consent of the  Noteholder  of each Note.  In the case of any such  waiver,  the
Issuer,  the Indenture  Trustee and the  Noteholders  shall be restored to their  respective  former  positions and rights  hereunder;  but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereto.

         Upon any such waiver,  any Event of Default  arising  therefrom shall be deemed to have been cured and not to have occurred,  for every purpose of this Indenture;  but no such waiver shall extend to any subsequent or other
Event of Default or impair any right consequent thereto.

Section 5.13      Undertaking  for  Costs.  All  parties  to this  Indenture  agree,  and each  Noteholder  by such
Noteholder's  acceptance of the related Note shall be deemed to have agreed,  that any court may in its  discretion require,  in any Proceeding for the enforcement of any right or remedy under this  Indenture,  or in any Proceeding against the Indenture Trustee for any action taken,  suffered or omitted by it as Indenture Trustee,  the filing by any party litigant in such  Proceeding of an undertaking to pay the costs of such  Proceeding,  and that such court may in its discretion assess reasonable costs,  including  reasonable  attorneys' fees,  against any party litigant in such  Proceeding,  having due regard to the merits and good faith of the claims or  defenses  made by such party litigant;  but the  provisions  of this  Section  5.13  shall not  apply to (a) any  Proceeding  instituted  by the
Indenture Trustee, (b) any Proceeding instituted by any Noteholder,  or group of Noteholders,  in each case holding in the aggregate more than 10% of the aggregate  Note Balance of the Notes or (c) any Proceeding  instituted by any
Noteholder  for the  enforcement  of the payment of principal of or interest on any Note on or after the respective due dates expressed in such Note and in this Indenture.

Section 5.14      Waiver of Stay or Extension  Laws.  The Issuer  covenants  (to the extent that it may lawfully do
so) that it will not at any time insist upon,  or plead or in any manner  whatsoever,  claim or take the benefit or advantage of, any stay or extension law wherever  enacted,  now or at any time hereafter in force,  that may affect the  covenants  or the  performance  of this  Indenture;  and the Issuer (to the extent that it may lawfully do so)
hereby  expressly  waives all benefit or advantage of any such law, and covenants  that it shall not hinder,  delay or impede the  execution  of any power  herein  granted to the  Indenture  Trustee,  but will suffer and permit the execution of every such power as though no such law had been enacted.

Section 5.15      Sale of Trust Estate.

(a)      The power to effect any sale or other  disposition (a "Sale") of any portion of the Trust Estate  pursuant to  Section 5.04  is expressly  subject to the  provisions  of  Section 5.05  and this  Section 5.15.  The power to effect  any such  Sale  shall not be  exhausted  by any one or more  Sales as to any  portion  of the Trust  Estate remaining unsold,  but shall continue  unimpaired until the entire Trust Estate shall have been sold or all amounts payable  on the Notes and under  this  Indenture  and under the  Insurance  Agreement  shall  have been  paid.  The
Indenture  Trustee  may from time to time  postpone  any public  Sale by public  announcement  made at the time and place of such  Sale.  The  Indenture  Trustee  hereby  expressly  waives  its right to any  amount  fixed by law as compensation for any Sale.

(b)      The  Indenture  Trustee  shall not in any private  Sale sell the Trust  Estate,  or any  portion  thereof, unless:

(i)      the  Enhancer  direct(s)  the  Indenture  Trustee  in  writing  to make such Sale in  accordance  with the provisions of Section 5.04,

(ii)     the  proceeds  of such  Sale  would be not less  than the  entire  amount  that  would be  payable  to the
         Noteholders  under the Notes,  the  Certificateholders  under the Certificates and the Enhancer in respect of amounts  drawn under the Policy and any other amounts due the Enhancer  under the Insurance  Agreement, in full payment thereof in accordance with  Section 5.02,  on the Payment Date next succeeding the date of such Sale, or

(iii)    the Indenture Trustee determines,  in its sole discretion,  that the conditions for retention of the Trust
         Estate set forth in  Section 5.05  cannot be satisfied  (in making any such  determination,  the Indenture
         Trustee  may rely and shall be  protected  in relying  in good  faith  upon an  opinion of an  Independent investment  banking firm obtained and delivered as provided in  Section 5.05),  and the Enhancer  consents to such Sale.

The  purchase by the  Indenture  Trustee of all or any portion of the Trust  Estate at a private  Sale shall not be deemed a Sale or other disposition thereof for purposes of this Section 5.15(b).

(c)      Unless the  Noteholders  and the  Enhancer  shall have  otherwise  consented  or  directed  the  Indenture
Trustee,  at any public Sale of all or any  portion of the Trust  Estate at which a minimum bid equal to or greater
than the amount described in paragraph (ii) of Section   5.15(b) has not been established by the Indenture  Trustee and no Person bids an amount equal to or greater than such amount,  then the Indenture  Trustee shall bid an amount
at  least  $1.00  more  than  the  highest   other  bid,   which  bid  shall  be  subject  to  the   provisions  of
Section 5.15(d)(ii) herein.

(d)      In connection with a Sale of all or any portion of the Trust Estate:

(i)      any  Noteholder  may bid for and,  with the consent of the  Enhancer,  purchase the  property  offered for sale,  and upon  compliance  with the terms of sale may hold,  retain  and  possess  and  dispose  of such property,  without further  accountability,  and may, in paying the purchase money  therefor,  deliver any
         Notes or claims for interest  thereon in lieu of cash up to the amount which shall,  upon  distribution of the net  proceeds  of such sale,  be  payable  thereon,  and such  Notes,  in case the  amounts so payable thereon  shall be less than the amount due thereon,  shall be returned to the  Noteholders  thereof  after being appropriately stamped to show such partial payment;

(ii)     the Indenture  Trustee may bid for and acquire the property  offered for Sale in connection  with any Sale thereof  and,  subject  to any  requirements  of,  and to  the  extent  permitted  by,  applicable  law in connection  therewith,  may purchase all or any portion of the Trust Estate in a private  sale. In lieu of paying cash therefor,  the Indenture  Trustee may make  settlement for the purchase price by crediting the gross Sale price  against the sum of (A) the amount that would be  distributable  to the  Noteholders  and the  Certificateholders  and amounts  owing to the  Enhancer as a result of such Sale in  accordance  with
         Section  5.04(b) on the Payment  Date next  succeeding  the date of such Sale and (B) the  expenses of the
         Sale and of any  Proceedings in connection  therewith that are  reimbursable to it, without being required to  produce  the  Notes in order  to  complete  any  such  Sale or in order  for the net Sale  price to be credited  against such Notes,  and any  property so acquired by the  Indenture  Trustee  shall be held and dealt with by it in accordance with the provisions of this Indenture;

(iii)    the Indenture Trustee shall execute and deliver an appropriate  instrument of conveyance  transferring its interest in any portion of the Trust Estate in connection with a Sale thereof;

(iv)     the Indenture  Trustee is hereby  irrevocably  appointed the agent and  attorney-in-fact  of the Issuer to transfer  and convey its interest in any portion of the Trust Estate in  connection  with a Sale  thereof, and to take all action necessary to effect such Sale; and

(v)      no purchaser or transferee at such a Sale shall be bound to ascertain the Indenture  Trustee's  authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

Section 5.16      Action on Notes.  The  Indenture  Trustee's  right to seek and  recover  judgment on the Notes or under this  Indenture  shall not be affected by the seeking,  obtaining or application of any other relief under or with respect to this  Indenture.  Neither the lien of this  Indenture  nor any rights or remedies of the  Indenture
Trustee or the Noteholders  shall be impaired by the recovery of any judgment by the Indenture  Trustee against the
Issuer or by the levy of any  execution  under such  judgment  upon any portion of the Trust  Estate or upon any of the  assets  of the  Issuer.  Any  money or  property  collected  by the  Indenture  Trustee  shall be  applied  in accordance with Section 5.04(b).

Section 5.17      Performance and Enforcement of Certain Obligations.

(a)      Promptly  following  a written  request  from the  Enhancer  or the  Indenture  Trustee  (with the written consent of the  Enhancer),  the Issuer,  in its capacity as owner of the Mortgage  Loans,  shall,  with the written consent of the Enhancer,  take all such lawful  action as the Indenture  Trustee may request to cause the Issuer to compel or secure the  performance and observance by the Sellers and the Servicer,  as applicable,  of each of their obligations to the Issuer under or in connection with the Purchase  Agreement and the Servicing  Agreement,  and to
exercise  any and all  rights,  remedies,  powers and  privileges  lawfully  available  to the  Issuer  under or in connection  with the Purchase  Agreement  and the Servicing  Agreement to the extent and in the manner  directed by the Indenture  Trustee,  as pledgee of the Mortgage Loans,  including the transmission of notices of default on the part of the  Sellers  or the  Servicer  thereunder  and the  institution  of legal  or  administrative  actions  or proceedings to compel or secure  performance by the Sellers or the Servicer of each of their  obligations under the
Purchase Agreement and the Servicing Agreement.

(b)      If an Event of Default shall have occurred and be  continuing,  the Indenture  Trustee,  as pledgee of the
Mortgage  Loans,  subject to the rights of the Enhancer  under the Servicing  Agreement,  may, and at the direction
(which  direction  shall  be in  writing  or by  telephone  (confirmed  in  writing  promptly  thereafter))  of the
Noteholders of 66 2/3% of the aggregate Note Balance of the Notes, shall,  exercise all rights,  remedies,  powers, privileges and claims of the Issuer  against the Sellers or the Servicer  under or in connection  with the Purchase
Agreement  and the  Servicing  Agreement,  including  the  right or power to take any  action  to  compel or secure performance or observance by the Sellers or the Servicer,  as the case may be, of each of their  obligations to the
Issuer thereunder and to give any consent,  request,  notice,  direction,  approval,  extension or waiver under the
Purchase  Agreement  and the  Servicing  Agreement,  as the case may be,  and any right of the  Issuer to take such action shall not be suspended.  In connection  therewith,  as determined by the Indenture Trustee, the Issuer shall take all actions necessary to effect the transfer of the Mortgage Loans to the Indenture Trustee.

ARTICLE VI

                                               The Indenture Trustee

Section 6.01      Duties of Indenture Trustee.

(a)      If an Event of Default shall have occurred and be  continuing,  the Indenture  Trustee shall  exercise the rights and powers vested in it by this  Indenture and use the same degree of care and skill in their  exercise as a prudent Person would exercise or use under the circumstances in the conduct of such Person's own affairs.

(b)      Except during the continuance of an Event of Default:

(i)      the  Indenture  Trustee  undertakes  to perform such duties and only such duties as are  specifically  set forth in this  Indenture  and no  implied  covenants  or  obligations  shall be read into  this  Indenture against the Indenture Trustee; and

(ii)     in the absence of bad faith on its part, the Indenture  Trustee may conclusively  rely, as to the truth of the statements and the  correctness  of the opinions  expressed  therein,  upon  certificates,  reports or opinions  furnished  to the  Indenture  Trustee and  conforming  to the  requirements  of this  Indenture;
         provided,  however,  that the Indenture  Trustee shall examine the  certificates,  reports and opinions to determine whether or not they conform to the requirements of this Indenture.

(c)      The Indenture Trustee may not be relieved from liability for its own negligent  action,  its own negligent failure to act or its own willful misconduct, except that:

(i)      this paragraph does not limit the effect of Section 6.01(a);

(ii)     the  Indenture  Trustee  shall not be liable for any error of judgment made in good faith by a Responsible
         Officer  unless it is proved that the  Indenture  Trustee was  negligent  in  ascertaining  the  pertinent facts; and

(iii)    the  Indenture  Trustee  shall not be liable with  respect to any action it takes or omits to take in good faith in accordance  with a direction  received by it pursuant to  Section 5.11  or any direction from the
         Enhancer that the Enhancer is entitled to give under any of the Basic Documents.

(d)      The  Indenture  Trustee  shall not be  liable  for  interest  on any  money  received  by it except as the
Indenture Trustee may agree in writing with the Issuer.

(e)      Money  held in trust by the  Indenture  Trustee  need not be  segregated  from other  funds  except to the extent required by law or the terms of this Indenture or the Trust Agreement.

(f)      No provision of this  Indenture  shall  require the  Indenture  Trustee to expend or risk its own funds or otherwise  incur financial  liability in the  performance of any of its duties  hereunder or in the exercise of any of its rights or powers,  if it shall have  reasonable  grounds to believe that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

(g)      Every  provision  of this  Indenture  relating to the conduct or affecting  the  liability of or affording protection to the Indenture  Trustee shall be subject to the  provisions of this  Section and  to the provisions of
TIA.

(h)      With respect to each Payment  Date,  on the Business Day following  the related  Determination  Date,  the
Indenture  Trustee shall forward or cause to be forwarded by mail, or other  mutually  agreed-upon  method,  to the
Enhancer and the Servicer,  a statement  setting forth, to the extent  applicable,  during the Pre-Funding  Period, the Pre-Funded Amount as of such Determination Date and any transfers of funds in connection therewith.

(i)      The Indenture  Trustee hereby accepts  appointment as Certificate  Paying Agent under the Trust  Agreement and agrees to be bound by the  provisions of the Trust  Agreement  relating to the  Certificate  Paying Agent.  The
Indenture Trustee hereby agrees to be bound by the provisions of Article IX of the Trust Agreement.

(j)      The  Indenture  Trustee  shall not be required to take notice or be deemed to have notice or  knowledge of any Event of Default  (except for an Event of Default  specified in clause (a) of the definition  thereof) unless a
Responsible  Officer  of the  Indenture  Trustee  shall  have  received  written  notice or have  actual  knowledge thereof.  In the absence of receipt of such  notice or such  knowledge,  the  Indenture  Trustee  may  conclusively assume that there is no default or Event of Default.

(k)      The Indenture  Trustee shall have no duty to see to any recording or filing of any financing  statement or continuation  statement  evidencing  a security  interest or to see to the  maintenance  of any such  recording  or filing or to any rerecording or refiling of any thereof.

Section 6.02      Rights of Indenture Trustee.

(a)      The Indenture  Trustee may rely and shall be protected in acting or  refraining  from acting in good faith
upon  any  resolution,   Officer's  Certificate,  opinion  of  counsel,  certificate  of  auditors,  or  any  other certificate,  statement,  instrument, report, notice, consent or other document believed by it to be genuine and to have been signed or  presented  by the proper  person.  The  Indenture  Trustee  need not  investigate  any fact or matter stated in any such document.

(b)      Before the Indenture Trustee acts or refrains from acting,  it may require an Officer's  Certificate or an
Opinion of  Counsel.  The  Indenture  Trustee  shall not be liable for any action it takes or omits to take in good faith in reliance on any such Officer's Certificate or Opinion of Counsel.

(c)      The Indenture  Trustee may execute any of the trusts or powers  hereunder or perform any duties  hereunder either  directly or by or through  agents or attorneys or a custodian or nominee,  and the Indenture  Trustee shall not be  responsible  for any  misconduct or negligence on the part of, or for the  supervision  of, any such agent, attorney, custodian or nominee appointed with due care by it hereunder.

(d)      The  Indenture  Trustee  shall not be liable for any action it takes or omits to take in good faith  which it believes to be  authorized  or within its rights or powers;  provided,  however,  that the  Indenture  Trustee's conduct does not constitute willful misconduct, negligence or bad faith.

(e)      The  Indenture  Trustee may consult  with  counsel,  and the advice or opinion of counsel  with respect to legal matters  relating to this  Indenture and the Notes shall be full and complete  authorization  and  protection from  liability  in  respect  to any  action  taken,  omitted  or  suffered  by it  hereunder  in good faith and in accordance with the advice or opinion of such counsel.

(f)      The Indenture  Trustee shall not be personally  liable for any action taken,  suffered or omitted by it in good faith and believed by it to be authorized or within the  discretion or rights or powers  conferred  upon it by this Indenture,  unless it shall be proved that the Indenture  Trustee was negligent in ascertaining  the pertinent facts.

(g)      Prior to the  occurrence  of an Event of Default  hereunder,  and after the curing or waiver of all Events of Default that may have  occurred,  the Indenture  Trustee shall not be bound to make any  investigation  into the facts or matters stated in any resolution,  certificate,  statement,  instrument, opinion, report, notice, request, consent,  order,  approval,  bond or other paper or document,  unless requested in writing to do so by the Enhancer or the Noteholders  representing a majority of the aggregate Note Balance;  provided,  however, that if the payment within a reasonable time to the Indenture  Trustee of the costs,  expenses or liabilities  likely to be incurred by it in the making of such  investigation is, in the opinion of the Indenture  Trustee,  not assured to the Indenture
Trustee  by the  security  afforded  to it by the  terms of this  Indenture,  the  Indenture  Trustee  may  require indemnity  satisfactory to the Indenture  Trustee against such cost,  expense or liability as a condition to taking any such action.

(h)      The  Indenture  Trustee  shall be under no obligation to exercise any of the trusts or powers vested in it by this  Indenture  or to  institute,  conduct or defend any  litigation  hereunder  or in  relation  hereto at the request,  order or  direction  of any of the  Enhancer  or the  Noteholders,  pursuant  to the  provisions  of this
Indenture,  unless the Enhancer or the Noteholders shall have offered to the Indenture Trustee reasonable  security or  indemnity  against  the costs,  expenses  and  liabilities  which may be incurred  therein or thereby;  nothing contained herein shall, however,  relieve the Indenture Trustee of the obligation,  upon the occurrence of an Event of Default  (which has not been cured or waived),  to exercise  such of the rights and powers  vested in it by this
Indenture,  and to use the same degree of care and skill in their exercise as a prudent  investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

Section 6.03      Individual  Rights of Indenture  Trustee.  The Indenture  Trustee in its  individual or any other capacity may become the owner or pledgee of Notes and may  otherwise  deal with the Issuer or its  Affiliates  with the same rights it would have if it were not  Indenture  Trustee.  Any Note  Registrar,  co-registrar  or co-paying agent may do the same with like rights.  However, the Indenture Trustee must comply with Sections 6.11 and 6.12.

Section 6.04      Indenture  Trustee's  Disclaimer.  The  Indenture  Trustee shall not be  (i) responsible  for and makes no  representation  as to the validity or adequacy of this Indenture or the Notes,  (ii)  accountable for the
Issuer's  use of the  proceeds  from  the  Notes or  (iii) responsible  for any  statement  of the  Issuer  in this
Indenture  or in any  document  issued in  connection  with the sale of the Notes or in the  Notes,  other than the
Indenture Trustee's certificate of authentication thereon.
Section 6.05      Notice of Event of Default.  If an Event of Default  shall occur and be  continuing,  and if such
Event of Default is known to a Responsible  Officer of the  Indenture  Trustee,  then the  Indenture  Trustee shall give prompt notice  thereof to the Enhancer.  The Indenture  Trustee shall mail to each  Noteholder  notice of such
Event of  Default  within 90 days after it occurs.  Except in the case of an Event of Default  with  respect to the payment of principal of or interest on any Note,  the Indenture  Trustee may withhold such notice if and so long as a committee of its Responsible  Officers in good faith  determines that withholding such notice is in the interests of the Noteholders.

Section 6.06      Reports  by  Indenture  Trustee to  Noteholders.  The  Indenture  Trustee  shall  deliver to each
Noteholder  such  information as may be required to enable such  Noteholder to prepare its federal and state income tax returns.  In addition,  upon Issuer  Request,  the Indenture  Trustee shall promptly  furnish such  information reasonably  requested by the Issuer that is reasonably  available to the Indenture  Trustee to enable the Issuer to perform its federal and state income tax reporting obligations.

Section 6.07      Compensation  and Indemnity.  The Indenture  Trustee shall be compensated  and indemnified by the
Servicer in accordance  with Section 6.06 of the  Servicing  Agreement.  All amounts  owing the  Indenture  Trustee hereunder  in excess of such  amount,  as well as any  amount  owed to the  Indenture  Trustee in  accordance  with
Section 6.06 of the Servicing  Agreement,  to the extent the Servicer has failed to pay such amount,  shall be paid solely as provided in Section 3.05 hereof  (subject to the priorities set forth therein).  The Indenture  Trustee's compensation  shall not be limited by any law on  compensation  of a trustee of an express trust.  The Issuer shall reimburse the Indenture Trustee for all reasonable  out-of-pocket  expenses incurred or made by it, including costs of  collection,  in addition to the  compensation  for its  services.  Such expenses  shall include the  reasonable compensation,  expenses,  disbursements and advances of the Indenture  Trustee's agents,  counsel,  accountants and experts.  The  Issuer  shall  indemnify  the  Indenture  Trustee  against  any and all loss,  liability  or expense
(including  attorneys'  fees)  incurred  by it in  connection  with  the  administration  of  this  trust  and  the performance  of its duties  hereunder.  The  Indenture  Trustee  shall notify the Issuer  promptly of any claim for which it may seek  indemnity.  Failure by the  Indenture  Trustee to so notify the  Issuer  shall not  relieve  the
Issuer of its obligations  hereunder.  The Issuer shall defend any such claim,  and the Indenture  Trustee may have separate  counsel and the Issuer shall pay the fees and expenses of such  counsel.  The Issuer is not  obligated to reimburse  any expense or  indemnify  against any loss,  liability  or expense  incurred by the  Indenture  Trustee through the Indenture Trustee's own willful misconduct, negligence or bad faith.

         The Issuer's  payment  obligations to the Indenture  Trustee pursuant to this  Section 6.07  shall survive the discharge of this Indenture or the  termination or  resignation  of the Indenture  Trustee.  When the Indenture
Trustee  incurs  expenses  after the  occurrence  of an Event of  Default  specified  in  clause  (c) or (d) of the
definition  thereof  with  respect  to  the  Issuer,   such  expenses  are  intended  to  constitute   expenses  of
administration  under  Title 11 of the United  States  Code or any other  applicable  federal or state  bankruptcy, insolvency or similar law.

Section 6.08      Replacement  of Indenture  Trustee.  No  resignation  or removal of the Indenture  Trustee and no appointment  of a successor  Indenture  Trustee shall become  effective  until the acceptance of appointment by the successor  Indenture  Trustee  pursuant to this Section 6.08.  The  Indenture  Trustee may resign at any time by so notifying  the Issuer and the  Enhancer.  The  Enhancer  or the  Noteholders  of a majority of the  aggregate  Note
Balance of the Notes,  with the consent of the  Enhancer,  may remove the  Indenture  Trustee by so  notifying  the
Indenture  Trustee and the Enhancer (if given by such Noteholders) and may appoint a successor  Indenture  Trustee.
Unless a Servicer  Default has occurred and is  continuing,  the  appointment  of any successor  Indenture  Trustee shall be subject to the prior written approval of the Servicer.  The Issuer shall remove the Indenture Trustee if:

(a)      the Indenture Trustee fails to comply with Section 6.11;

(b)      the Indenture Trustee is adjudged a bankrupt or insolvent;

(c)      a receiver or other public officer takes charge of the Indenture Trustee or its property; or

(d)      the Indenture Trustee otherwise becomes incapable of fulfilling its duties under the Basic Documents.

         If the  Indenture  Trustee  resigns or is removed  or if a vacancy  exists in the office of the  Indenture
Trustee for any reason (the  Indenture  Trustee in such event being  referred to herein as the  retiring  Indenture
Trustee),  the Issuer shall promptly appoint a successor Indenture Trustee with the consent of the Enhancer,  which consent  shall not be  unreasonably  withheld.  In  addition,  the  Indenture  Trustee  shall resign to avoid being directly or indirectly controlled by the Issuer.

         A successor  Indenture  Trustee shall  deliver a written  acceptance  of its  appointment  to the retiring
Indenture  Trustee and to the Issuer.  Thereupon,  the  resignation  or removal of the retiring  Indenture  Trustee shall become effective,  and the successor  Indenture  Trustee shall have all the rights,  powers and duties of the
Indenture  Trustee under this Indenture.  The successor  Indenture Trustee shall mail a notice of its succession to the  Noteholders.  The retiring  Indenture  Trustee  shall  promptly  transfer all property held by it as Indenture
Trustee to the successor Indenture Trustee.

         If a  successor  Indenture  Trustee  does not take  office  within 60 days  after the  retiring  Indenture
Trustee resigns or is removed,  then the retiring  Indenture  Trustee,  the Issuer or the Noteholders of a majority of aggregate Note Balance of the Notes may petition any court of competent  jurisdiction  for the  appointment of a successor Indenture Trustee.

         If the  Indenture  Trustee fails to comply with  Section 6.11,  any  Noteholder  may petition any court of competent  jurisdiction  for the removal of the  Indenture  Trustee and the  appointment  of a successor  Indenture
Trustee.

         Notwithstanding  the  replacement  of the  Indenture  Trustee  pursuant  to  this  Section,  the  Issuer's obligations under Section 6.07 shall continue for the benefit of the retiring Indenture Trustee.

Section 6.09      Successor  Indenture  Trustee by Merger. If the Indenture  Trustee  consolidates  with, merges or converts  into,  or  transfers  all or  substantially  all its  corporate  trust  business  or assets  to,  another corporation or banking  association,  then the resulting,  surviving or transferee  corporation without any further act shall be the successor  Indenture  Trustee;  provided,  that such corporation or banking  association  shall be otherwise  qualified  and eligible  under Section 6.11.  The  Indenture  Trustee shall provide the Rating  Agencies with written notice of any such transaction occurring after the Closing Date.

         If at the time of any such  succession  by merger,  conversion  or  consolidation,  any of the Notes shall have  been  authenticated  but not  delivered,  then any such  successor  to the  Indenture  Trustee  may adopt the certificate of  authentication  of any predecessor  trustee,  and deliver such Notes so  authenticated.  If at such time any of the Notes shall not have been  authenticated,  any successor to the Indenture  Trustee may authenticate such  Notes  either in the name of any  predecessor  hereunder  or in the name of the  successor  to the  Indenture
Trustee;  and in all such cases,  such  certificates  shall have the full force that it is anywhere in the Notes or in this Indenture provided that the certificate of the Indenture Trustee shall have.

Section 6.10      Appointment of Co-Indenture Trustee or Separate Indenture Trustee.

(a)      Notwithstanding  any other  provisions  of this  Indenture,  at any time,  for the  purpose of meeting any legal  requirement  of any  jurisdiction  in which any part of the Trust  Estate may at such time be  located,  the
Indenture  Trustee shall have the power and may execute and deliver all  instruments to appoint one or more Persons to act as a  co-trustee  or  co-trustees,  or  separate  trustee or  separate  trustees,  of all or any part of the
Issuer,  and to vest in such Person or Persons,  in such  capacity and for the benefit of the  Noteholders  and the
Enhancer,  such title to the Trust  Estate,  or any part  thereof,  and,  subject to the other  provisions  of this
Section,  such powers,  duties,  obligations,  rights and trusts as the Indenture Trustee may consider necessary or desirable.  No co trustee or separate  trustee  hereunder  shall be required to meet the terms of  eligibility as a successor  trustee  under  Section  6.11,  and no notice to  Noteholders  of the  appointment  of any co trustee or separate trustee shall be required under Section 6.08 hereof.

(b)      Every  separate  trustee and  co-trustee  shall,  to the extent  permitted  by law, be  appointed  and act subject to the following provisions and conditions:

(i)      all rights,  powers,  duties and  obligations  conferred or imposed upon the  Indenture  Trustee  shall be conferred or imposed upon and  exercised or performed by the Indenture  Trustee and such separate  trustee or co-trustee  jointly (it being  understood that such separate trustee or co-trustee is not authorized to act separately  without the Indenture  Trustee  joining in such act),  except to the extent that under any law of any  jurisdiction  in which any  particular  act or acts are to be performed the Indenture  Trustee shall be  incompetent  or  unqualified  to perform such act or acts,  in which event such rights,  powers, duties and  obligations  (including the holding of title to the Trust Estate or any portion thereof in any such  jurisdiction)  shall be exercised and performed singly by such separate  trustee or co-trustee,  but solely at the direction of the Indenture Trustee;

(ii)     no trustee  hereunder  shall be  personally  liable by reason of any act or omission of any other  trustee hereunder; and

(iii)    the  Indenture  Trustee  may at any time  accept  the  resignation  of or remove any  separate  trustee or co-trustee.

(c)      Any notice,  request or other writing  given to the  Indenture  Trustee shall be deemed to have been given to each of the then  separate  trustees  and  co-trustees,  as  effectively  as if  given  to each of  them.  Every instrument  appointing any separate  trustee or co-trustee shall refer to this Indenture and the conditions of this
Article VI. Each separate  trustee and  co-trustee,  upon its acceptance of the trusts  conferred,  shall be vested with the estates or property  specified  in its  instrument  of  appointment,  either  jointly  with the  Indenture
Trustee or separately,  as may be provided therein,  subject to all the provisions of this Indenture,  specifically including  every provision of this Indenture  relating to the conduct of,  affecting the liability of, or affording protection to, the Indenture Trustee.  Every such instrument shall be filed with the Indenture Trustee.

(d)      Any  separate  trustee or  co-trustee  may at any time  constitute  the  Indenture  Trustee,  its agent or attorney-in-fact  with full power and  authority,  to the extent not  prohibited by law, to do any lawful act under or in respect of this  Indenture on its behalf and in its name. If any separate  trustee or  co-trustee  shall die, become  incapable of acting,  resign or be removed,  all of its estates,  properties,  rights,  remedies and trusts shall vest in and be exercised by the Indenture  Trustee,  to the extent  permitted by law, without the appointment of a new or successor trustee.

Section 6.11      Eligibility;   Disqualification.   The   Indenture   Trustee  shall  at  all  times  satisfy  the
requirements  of TIAss.310(a).  The  Indenture  Trustee  shall  have a  combined  capital  and  surplus of at least
$50,000,000  as set forth in its most recent  published  annual report of condition and it or its parent shall have a  long-term  debt  rating of "A" or better by  Moody's.  The  Indenture  Trustee  shall  comply with TIAss.310(b);
provided,  however,  that there shall be excluded from the operation of TIAss.310(b)(1) any indenture or indentures under which other  securities of the Issuer are  outstanding  if the  requirements  for such exclusion set forth in
TIAss.310(b)(1) are met.

Section 6.12      Preferential  Collection of Claims Against  Issuer.  The Indenture  Trustee shall comply with TIA
ss.311(a),  excluding any creditor  relationship  listed in TIAss.311(b).  An Indenture Trustee that has resigned or been removed shall be subject to TIAss.311(a) to the extent indicated.

Section 6.13      Representations and Warranties.  The Indenture Trustee hereby represents and warrants that:

(a)      The Indenture  Trustee is duly  organized,  validly  existing and in good  standing as a national  banking association  with power and  authority to own its  properties  and to conduct its business as such  properties  are currently owned and such business is currently conducted.

(b)      The Indenture  Trustee has the power and authority to execute and deliver this  Indenture and to carry out its terms;  and the  execution,  delivery  and  performance  of this  Indenture  have been duly  authorized  by the
Indenture Trustee by all necessary corporate action.

(c)      The  consummation  of the  transactions  contemplated  by this Indenture and the  fulfillment of the terms hereof do not conflict with,  result in any breach of any of the terms and  provisions  of, or constitute  (with or without notice or lapse of time) a default under,  the articles of organization or bylaws of the Indenture  Trustee or any agreement or other instrument to which the Indenture Trustee is a party or by which it is bound.

(d)      To the  Indenture  Trustee's  best  knowledge,  there are no  Proceedings  or  investigations  pending  or threatened before any court,  regulatory body,  administrative agency or other governmental  instrumentality having jurisdiction  over the Indenture  Trustee or its  properties (A) asserting the  invalidity of this  Indenture,  (B)
seeking to prevent the  consummation of any of the  transactions  contemplated by this Indenture or (C) seeking any determination  or ruling that might  materially and adversely  affect the  performance by the Indenture  Trustee of its obligations under, or the validity or enforceability of, this Indenture.

(e)      The Indenture  Trustee does not have notice of any adverse claim (as such terms are used in  Section 8-302 of the UCC in effect in the State of Delaware) with respect to the Mortgage Loans.

Section 6.14      Directions to Indenture Trustee.  The Indenture Trustee is hereby directed:

(a)      to accept the pledge of the Mortgage  Loans and hold the assets of the Trust in trust for the  Noteholders and the Enhancer;

(b)      to  authenticate  and deliver the Notes  substantially  in the form  prescribed by Exhibit A in accordance with the terms of this Indenture;

(c)      to execute the Hedge Agreement and take all actions thereunder; and

(d)      to take all other actions as shall be required to be taken by the terms of this Indenture.

Section 6.15      Indenture  Trustee May Own  Securities.  The Indenture  Trustee,  in its  individual or any other capacity,  may  become  the owner or  pledgee  of  Securities  with the same  rights  it would  have if it were not
Indenture Trustee.

ARTICLE VII

                                          Noteholders' Lists and Reports
Section 7.01      Issuer to Furnish  Indenture  Trustee  Names and  Addresses  of  Noteholders.  The  Issuer  shall furnish or cause to be  furnished  to the  Indenture  Trustee (a) not more than five days after each Record Date, a list, in such form as the Indenture Trustee may reasonably  require,  of the names and addresses of the Noteholders as of such Record  Date,  and (b) at such other times as the  Indenture  Trustee  and the  Enhancer  may request in writing,  within 30 days after receipt by the Issuer of any such request,  a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished;  provided,  however, that for so long as the
Indenture Trustee is the Note Registrar, no such list need be furnished.

Section 7.02      Preservation of Information; Communications to Noteholders.

(a)      The Indenture  Trustee shall preserve,  in as current a form as is reasonably  practicable,  the names and addresses of the  Noteholders  contained in the most recent list furnished to the Indenture  Trustee as provided in
Section 7.01  and the names and addresses of the Noteholders  received by the Indenture  Trustee in its capacity as
Note  Registrar.  The Indenture  Trustee may destroy any list furnished to it as provided in such Section 7.01 upon receipt of a new list so furnished.

(b)      Noteholders  may  communicate  pursuant to  TIAss. 312(b)  with other  Noteholders  and the  Enhancer  with respect to their rights under this Indenture or under the Notes.

(c)      The Issuer, the Indenture Trustee and the Note Registrar shall have the protection of TIAss. 312(c).

Section 7.03      Reports by Issuer.

(a)      The Issuer shall:

(i)      file with the  Indenture  Trustee,  within  15 days after the Issuer is required to file the same with the
         Commission,  copies of the annual reports and the  information,  documents and other reports (or copies of such portions of any of the  foregoing as the  Commission  may from time to time by rules and  regulations prescribe)  that the Issuer may be required to file with the  Commission  pursuant to  Section 13 or 15(d)
         of the Exchange Act;

(ii)     file with the Indenture  Trustee and the Commission,  in accordance with rules and regulations  prescribed from time to time by the Commission,  such additional  information,  documents and reports with respect to compliance  by the Issuer with the  conditions  and  covenants of this  Indenture as may be required  from time to time by such rules and regulations; and

(iii)    supply to the Indenture  Trustee (and the  Indenture  Trustee  shall  transmit by mail to all  Noteholders described in TIAss. 313(c)) such summaries of any  information,  documents and reports required to be filed by the Issuer  pursuant  to  clauses (i)  and (ii) of this  Section 7.03(a)  and by rules and  regulations prescribed from time to time by the Commission.

(b)      Unless the Issuer  otherwise  determines,  the fiscal year of the Issuer shall end on  December 31 of each year.

Section 7.04      Reports by  Indenture  Trustee.  If required by TIAss.313(a),  within 60 days after each  January
1,  beginning with January 1, 2007,  the Indenture  Trustee shall make available to each  Noteholder as required by
TIAss.313(c)  and to the  Enhancer  a brief  report  dated as of such date  that  complies  with TIAss.313(a).  The
Indenture Trustee also shall comply with TIAss. 313(b).

         A copy of each  report at the time of its  distribution  to  Noteholders  shall be filed by the  Indenture
Trustee with the  Commission,  if required,  and each stock  exchange,  if any, on which the Notes are listed.  The
Issuer shall notify the Indenture Trustee if and when the Notes are listed on any stock exchange.

Section 7.05      Exchange Act Reporting.  In connection  with the  preparation  and filing of periodic  reports by the Servicer pursuant to Article IV of the Servicing  Agreement,  the Indenture Trustee shall timely provide to the
Servicer  (I) a list of  Holders  as shown on the  Note  Register  or  Certificate  Register  as of the end of each calendar year, (II) copies of all pleadings,  other legal process and any other  documents  relating to any claims, charges or complaints  involving the Indenture Trustee,  as indenture trustee  hereunder,  or the Trust Estate that are received by the Indenture  Trustee,  (III) notice of all matters that, to the actual knowledge of a Responsible
Officer of the  Indenture  Trustee,  have been  submitted to a vote of the Holders,  other than those  matters that have been  submitted to a vote of the Holders at the request of the Depositor or the  Servicer,  and (IV) notice of any failure of the  Indenture  Trustee to make any payment to the Holders as required  pursuant to this  Indenture.
The Indenture  Trustee shall not have any liability with respect to the Servicer's  failure to properly  prepare or file such periodic  reports and the Servicer  shall not have any liability  with respect to such failure  resulting from or  relating  to the  Servicer's  inability  or failure  to obtain  any  information  not  resulting  from the
Servicer's own negligence or willful misconduct.

ARTICLE VIII

                                       Accounts, Disbursements and Releases

Section 8.01      Collection of Money.  Except as otherwise  expressly  provided herein,  the Indenture Trustee may demand payment or delivery of, and shall receive and collect,  directly and without  intervention  or assistance of any fiscal agent or other  intermediary,  all money and other  property  payable to or  receivable by the Indenture
Trustee  pursuant to this  Indenture.  The Indenture  Trustee shall apply all such money received by it as provided in this Indenture.  Except as otherwise  expressly provided in this Indenture,  if any default occurs in the making of any payment or  performance  under any agreement or instrument  that is part of the Trust Estate,  the Indenture
Trustee  may take such  action as may be  appropriate  to  enforce  such  payment  or  performance,  including  the institution and  prosecution of appropriate  Proceedings.  Any such action shall be without  prejudice to any right to claim a Default or Event of Default  under this  Indenture  and any right to proceed  thereafter  as provided in
Article V.

Section 8.02      Trust Accounts.

(a)      On or prior to the Closing Date,  the Issuer shall cause the Indenture  Trustee to establish and maintain, in the name of the Indenture Trustee,  for the benefit of the Noteholders,  the Certificate Paying Agent, on behalf of the  Certificateholders,  and the  Enhancer,  the Note  Payment  Account as  provided  in  Section 3.01  of this
Indenture.

(b)      All monies  deposited from time to time in the Note Payment  Account  pursuant to the Servicing  Agreement and all deposits therein  pursuant to this Indenture are for the benefit of the  Noteholders,  the Enhancer and the
Certificate  Paying  Agent,  on behalf  of the  Certificateholders,  and all  investments  made  with such  monies, including  all income or other gain from such  investments,  are for the  benefit of the  Servicer  as  provided in
Section 5.01 of the Servicing Agreement.

         On each Payment Date,  the Indenture  Trustee shall  distribute all amounts on deposit in the Note Payment
Account to the  Noteholders  in respect of the Notes and,  in its  capacity as  Certificate  Paying  Agent,  to the
Certificateholders  from the  Distribution  Account in the order of priority set forth in  Section 3.05  (except as otherwise provided in Section 5.04(b)) and in accordance with the Servicing Certificate.

         The  Indenture  Trustee  shall  invest  any funds in the Note  Payment  Account in  Permitted  Investments
selected in writing by the Servicer  maturing no later than the Business Day preceding the next succeeding  Payment
Date (except that any investment in the  institution  with which the Note Payment  Account is maintained may mature on such  Payment  Date) and shall not be sold or disposed of prior to the  maturity.  In addition,  such  Permitted
Investments  shall not be  purchased  at a price in excess of par. The  Indenture  Trustee  shall have no liability whatsoever for investment  losses on Permitted  Investments,  if such  investments  are made in accordance with the provisions of this Indenture and the Indenture Trustee is not the obligor under the Permitted Investment.

Section 8.03      Officer's  Certificate.  The  Indenture  Trustee  shall  receive at least seven days' notice when requested by the Issuer to take any action  pursuant to Section  8.05(a),  accompanied by copies of any instruments to be  executed,  and the  Indenture  Trustee  shall also  require,  as a condition  to such  action,  an Officer's
Certificate,  in form and substance  satisfactory  to the Indenture  Trustee,  stating the legal effect of any such action,  outlining the steps  required to complete the same, and  concluding  that all conditions  precedent to the taking of such action have been complied with.

Section 8.04      Termination  Upon  Distribution  to  Noteholders.  This Indenture and the respective  obligations and  responsibilities  of the Issuer and the Indenture Trustee created hereby shall terminate upon the distribution to the Noteholders,  the Certificate Paying Agent on behalf of the  Certificateholders and the Indenture Trustee of
all amounts  required to be distributed  pursuant to Article III and the distribution to the Credit Enhancer of all amounts  owing to it;  provided,  however,  that in no event shall the trust  created  hereby  continue  beyond the expiration  of 21 years  from the  death  of the  survivor  of the  descendants  of  Joseph  P.  Kennedy,  the late ambassador of the United States to the Court of St. James's, living on the date hereof.

Section 8.05      Release of Trust Estate.

(a)      Subject to the payment of its fees,  expenses and  indemnification,  the  Indenture  Trustee may, and when required by the  provisions of this Indenture or the Servicing  Agreement,  shall,  execute  instruments to release property from the lien of this Indenture,  or convey the Indenture  Trustee's interest in the same, in a manner and under  circumstances  that are not  inconsistent  with the provisions of this Indenture.  No Person relying upon an instrument  executed by the  Indenture  Trustee as provided in Article VIII  hereunder  shall be bound to ascertain the Indenture  Trustee's  authority,  inquire into the  satisfaction  of any  conditions  precedent,  or see to the application of any monies.

(b)      The Indenture  Trustee shall,  at such time as (i) there are no Notes  Outstanding,  (ii) all sums due the
Indenture  Trustee  pursuant to this  Indenture  have been paid and (iii) all  sums due the Enhancer have been paid and the Policy has been returned to the Credit  Enhancer,  release any  remaining  portion of the Trust Estate that secured the Notes from the lien of this Indenture.

(c)      The  Indenture  Trustee  shall  release  property  from  the  lien  of  this  Indenture  pursuant  to this
Section 8.05 only upon receipt of an Issuer Request  accompanied by an Officers'  Certificate and a letter from the
Enhancer stating that the Enhancer has no objection to such request from the Issuer.

(d)      The Indenture  Trustee shall,  at the request of the Issuer or the Depositor,  surrender the Policy to the
Enhancer for cancellation, upon final payment of principal of and interest on the Notes.

Section 8.06      Surrender  of Notes Upon  Final  Payment.  By  acceptance  of any Note,  the  Noteholder  thereof agrees to surrender such Note to the Indenture  Trustee promptly,  prior to such Noteholder's  receipt of the final payment thereon.

ARTICLE IX

                                              Supplemental Indentures

Section 9.01      Supplemental Indentures Without Consent of Noteholders.

(a)      Without the consent of the  Noteholders  of any Notes,  but with prior  notice to the Rating  Agencies and the prior  written  consent of the Enhancer  (which  consent shall not be  unreasonably  withheld and so long as no
Enhancer Default exists),  the Issuer and the Indenture Trustee,  when authorized by an Issuer Request, at any time and from time to time,  may enter into one or more  indentures  supplemental  hereto  (which  shall  conform to the provisions of the Trust Indenture Act as in force at the date of the execution  thereof),  in form  satisfactory to the Indenture Trustee, for any of the following purposes:

(i)      to correct or amplify the  description of any property at any time subject to the lien of this  Indenture, or better to assure,  convey and confirm unto the  Indenture  Trustee any property  subject or required to be  subjected  to the lien of this  Indenture,  or to  subject  to the lien of this  Indenture  additional property;

(ii)     to evidence the succession,  in compliance  with the applicable  provisions  hereof,  of another Person to the Issuer,  and the  assumption  by any such  successor of the  covenants of the Issuer herein and in the
         Notes contained;

(iii)    to add to the  covenants  of the  Issuer,  for the  benefit  of the  Noteholders  or the  Enhancer,  or to surrender any right or power herein conferred upon the Issuer;

(iv)     to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

(v)      to cure any  ambiguity,  to correct any error or to correct or supplement  any provision  herein or in any supplemental  indenture that may be inconsistent  with any other provision  herein or in any  supplemental indenture;

(vi)     to make any other  provisions with respect to matters or questions  arising under this Indenture or in any supplemental  indenture;  provided,  that such  action  shall not  materially  and  adversely  affect  the interests of the Noteholders or the Enhancer (as evidenced by an Opinion of Counsel);

(vii)    to evidence  and provide for the  acceptance  of the  appointment  hereunder  by a successor  trustee with respect  to the  Notes  and to add to or  change  any of the  provisions  of this  Indenture  as  shall be necessary to facilitate the  administration of the trusts hereunder by more than one trustee,  pursuant to the requirements of Article VI; or

(viii)   to modify,  eliminate or add to the  provisions of this  Indenture to such extent as shall be necessary to effect the  qualification  of this  Indenture  under TIA or under any similar  federal  statute  hereafter enacted and to add to this Indenture such other provisions as may be expressly required by TIA;

provided,  however,  that no such  supplemental  indenture shall be entered into unless the Indenture Trustee shall have received an Opinion of Counsel to the effect that the execution of such  supplemental  indenture will not give rise to any material adverse tax consequence to the Noteholders, including any Adverse REMIC Event.

         The Indenture  Trustee is hereby  authorized to join in the execution of any such  supplemental  indenture and to make any further appropriate agreements and stipulations that may be therein contained.

(b)      The Issuer and the Indenture  Trustee,  when authorized by an Issuer Request,  may, without the consent of any  Noteholder  but with  prior  notice to the Rating  Agencies  and the  Enhancer,  enter  into an  indenture  or indentures  supplemental  hereto  for the  purpose  of adding  any  provisions  to, or  changing  in any  manner or eliminating  any of the provisions  of, this Indenture or of modifying in any manner the rights of the  Noteholders under this  Indenture;  provided,  however,  that such  action  shall not, as  evidenced  by an Opinion of Counsel,
(i) adversely  affect in any material  respect the interests of any  Noteholder  or the Enhancer or (ii) cause  the
Issuer to be subject to an entity level tax.

Section 9.02      Supplemental  Indentures  With  Consent of  Noteholders.  The Issuer and the  Indenture  Trustee,
when  authorized by an Issuer  Request,  may, with prior notice to the Rating  Agencies and with the consent of the
Enhancer  and the  Noteholders  of not less than a  majority  of the Note  Balances  affected  thereby,  by Act (as defined in Section  10.03 hereof) of such  Noteholders  delivered to the Issuer and the  Indenture  Trustee,  enter into an indenture or indentures  supplemental  hereto for the purpose of adding any  provisions  to, or changing in any manner or  eliminating  any of the  provisions  of, this  Indenture or of modifying in any manner the rights of the Noteholders under this Indenture;  provided,  however,  that no such supplemental  indenture shall, without the consent of the Noteholder of each Note affected thereby:

(a)      change the date of payment of any  installment  of  principal  of or interest  on any Note,  or reduce the principal  amount  thereof or the Note Rate  thereon,  change the  provisions  of this  Indenture  relating  to the application  of  collections  on, or the  proceeds of the sale of, the Trust  Estate to payment of  principal of or interest on the Notes,  or change any place of payment  where,  or the coin or  currency in which,  any Note or the interest  thereon is payable,  or impair the right to institute suit for the  enforcement of the provisions of this
Indenture  requiring the application of funds available therefor,  as provided in Article V,  to the payment of any such amount due on the Notes on or after the respective due dates thereof;

(b)      reduce the  percentage of the Note Balances,  the consent of the  Noteholders of which is required for any such  supplemental  indenture,  or the consent of the Noteholders of which is required for any waiver of compliance with certain  provisions of this Indenture or certain  defaults  hereunder and their  consequences  provided for in this Indenture;

(c)      modify or alter the  provisions of the proviso to the  definition of the term  "Outstanding"  or modify or alter the exception in the definition of the term "Noteholder";

(d)      reduce the  percentage  of the  aggregate  Note  Balance  of the Notes  required  to direct the  Indenture
Trustee to direct the Issuer to sell or liquidate the Trust Estate pursuant to Section 5.04;

(e)      modify any  provision  of this  Section 9.02  except to increase  any  percentage  specified  herein or to provide that certain  additional  provisions of this Indenture or the other Basic  Documents  cannot be modified or waived without the consent of the Noteholder of each Note affected thereby;

(f)      modify any of the provisions of this  Indenture in such manner as to affect the  calculation of the amount of any payment of interest or principal due on any Note on any Payment Date  (including  the  calculation of any of the individual components of such calculation); or

(g)      permit the  creation  of any lien  ranking  prior to or on a parity with the lien of this  Indenture  with respect to any part of the Trust Estate or, except as otherwise  permitted or  contemplated  herein,  terminate the lien of this  Indenture  on any property at any time subject  hereto or deprive the  Noteholder  of any Note of the security  provided by the lien of this Indenture;  and provided  further,  that such action shall not, as evidenced by an Opinion of Counsel, cause the Issuer to be subject to an entity level tax or cause any Adverse REMIC Event.

         The Indenture  Trustee may in its discretion  determine  whether or not any Notes would be affected by any supplemental  indenture and any such determination  shall be conclusive upon the Noteholders of all Notes,  whether theretofore or thereafter  authenticated  and delivered  hereunder.  The Indenture  Trustee shall not be liable for any such determination made in good faith.

         It shall not be  necessary  for any Act (as defined in  Section 10.03  hereof) of  Noteholders  under this
Section 9.02 to approve the particular form of any proposed supplemental  indenture,  but it shall be sufficient if such Act shall approve the substance thereof.

         Promptly  after the  execution  by the Issuer and the  Indenture  Trustee  of any  supplemental  indenture pursuant to this  Section 9.02,  the  Indenture  Trustee shall mail to the  Noteholders  of the Notes to which such amendment  or  supplemental  indenture  relates a notice  setting  forth in  general  terms the  substance  of such supplemental  indenture.  Any failure of the Indenture  Trustee to mail such notice,  or any defect therein,  shall not, however, in any way impair or affect the validity of any such supplemental indenture.

Section 9.03      Execution  of  Supplemental  Indentures.  In  executing,  or  permitting  the  additional  trusts created by, any  supplemental  indenture  permitted  by this Article IX or the  modification  thereby of the trusts created by this  Indenture,  the Indenture  Trustee shall be entitled to receive and,  subject to Sections 6.01 and
6.02,  shall be fully  protected  in  relying  upon,  an  Opinion of Counsel  stating  that the  execution  of such supplemental  indenture is authorized or permitted by this Indenture.  The Indenture  Trustee may, but shall not be obligated to, enter into any such supplemental  indenture that affects the Indenture Trustee's own rights,  duties, liabilities or immunities under this Indenture or otherwise.

Section 9.04      Effect of Supplemental  Indenture.  Upon the execution of any supplemental  indenture pursuant to the  provisions  hereof,  this  Indenture  shall be and shall be deemed to be modified  and  amended in  accordance therewith  with  respect  to the  Notes  affected  thereby,  and the  respective  rights,  limitations  of  rights, obligations,  duties,  liabilities and immunities under this Indenture of the Indenture  Trustee,  the Issuer,  the
Enhancer and the  Noteholders  shall  thereafter be  determined,  exercised and enforced  hereunder  subject in all respects  to such  modifications  and  amendments,  and all the  terms  and  conditions  of any  such  supplemental indenture  shall  be and be  deemed  to be part of the  terms  and  conditions  of this  Indenture  for any and all purposes.

Section 9.05      Conformity  with Trust  Indenture Act. Every  amendment of this Indenture and every  supplemental indenture  executed  pursuant to this Article IX shall conform to the  requirements of TIA as in effect at the time of such amendment or supplement so long as this Indenture shall then be qualified under TIA.

Section 9.06      Reference in Notes to  Supplemental  Indentures.  Notes  authenticated  and  delivered  after the execution  of any  supplemental  indenture  pursuant  to this  Article IX may,  and if  required  by the  Indenture
Trustee,  shall,  bear a notation in form approved by the Indenture  Trustee as to any matter  provided for in such supplemental  indenture.  If the Issuer or the Indenture  Trustee  shall so determine,  new Notes so modified as to conform,  in the opinion of the  Indenture  Trustee  and the  Issuer,  to any such  supplemental  indenture  may be prepared and  executed by the Issuer and  authenticated  and  delivered  by the  Indenture  Trustee in exchange for
Outstanding Notes.

ARTICLE X

                                                   Miscellaneous

Section 10.01     Compliance Certificates and Opinions, etc.

(a)      Upon any  application  or  request  by the Issuer to the  Indenture  Trustee to take any action  under any provision  of this  Indenture,  the Issuer  shall  furnish to the  Indenture  Trustee  and to the  Enhancer  (i) an
Officer's  Certificate  stating that all conditions  precedent,  if any, provided for in this Indenture relating to the proposed  action have been  complied  with and (ii) an  Opinion of Counsel  stating that in the opinion of such counsel all such  conditions  precedent,  if any,  have been  complied  with,  except that, in the case of any such application or request as to which the furnishing of such  documents is  specifically  required by any provision of this Indenture, no additional certificate or opinion need be furnished.

         Every  certificate  or opinion with  respect to  compliance  with a condition or covenant  provided for in this Indenture shall include:

(i)      a statement  that each  signatory  of such  certificate  or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

(ii)     a brief  statement  as to the  nature  and  scope of the  examination  or  investigation  upon  which  the statements or opinions contained in such certificate or opinion are based;

(iii)    a statement  that, in the opinion of each such  signatory,  such  signatory has made such  examination  or investigation  as is  necessary to enable such  signatory to express an informed  opinion as to whether or not such covenant or condition has been complied with;

(iv)     a statement  as to whether,  in the opinion of each such  signatory,  such  condition or covenant has been complied with; and

(v)      if the signer of such  certificate  or opinion is required to be  Independent,  the statement  required by the definition of the term "Independent."

(b)      (i)               Prior  to the  deposit  of any  Collateral  or other  property  or  securities  with the
Indenture  Trustee that is to be made the basis for the release of any property or  securities  subject to the lien of this Indenture,  the Issuer shall,  in addition to any obligation  imposed in  Section 10.01(a)  or elsewhere in this  Indenture,  furnish to the Indenture  Trustee an Officer's  Certificate  certifying or stating the opinion of each person  signing such  certificate  as to the fair value  (within 90 days of such deposit) to the Issuer of the
Collateral or other property or securities to be so deposited.

(ii)     Whenever the Issuer is required to furnish to the Indenture  Trustee an Officer's  Certificate  certifying or stating the opinion of any signer thereof as to the matters  described in clause (i)  above, the Issuer shall also deliver to the Indenture  Trustee an  Independent  Certificate  as to the same matters,  if the fair value to the Issuer of the  securities to be so deposited and of all other such  securities  made the basis of any such  withdrawal or release since the  commencement  of the  then-current  fiscal year of the
         Issuer, as set forth in the certificates  delivered  pursuant to clause (i) above and this clause (ii), is
         10% or more of the  aggregate  Note  Balance of the Notes,  but such a  certificate  need not be furnished with respect to any  securities so deposited,  if the fair value thereof to the Issuer as set forth in the related  Officer's  Certificate  is less than  $25,000  or less than one  percent  of the  aggregate  Note
         Balance of the Notes.

(iii)    Whenever any property or securities are to be released from the lien of this  Indenture,  the Issuer shall furnish to the  Indenture  Trustee an  Officer's  Certificate  certifying  or stating  the opinion of each person  signing such  certificate as to the fair value (within 90 days of such release) of the property or securities  proposed to be released and stating  that in the opinion of such person the  proposed  release will not impair the security under this Indenture in contravention of the provisions hereof.

(iv)     Whenever the Issuer is required to furnish to the Indenture  Trustee an Officer's  Certificate  certifying or stating the opinion of any signer  thereof as to the  matters  described  in clause  (iii)  above,  the
         Issuer shall also furnish to the Indenture  Trustee an  Independent  Certificate as to the same matters if the  fair  value of the  property  or  securities  and of all  other  property,  other  than  property  as contemplated  by  clause  (v) below  or  securities  released  from the lien of this  Indenture  since the commencement  of the  then-current  calendar  year,  as set forth in the  certificates  required by clause
         (iii) above and this clause  (iv),  equals 10% or more of the  aggregate  Note  Balance of the Notes,  but such  certificate  need not be furnished in the case of any release of property or  securities if the fair value  thereof as set forth in the related  Officer's  Certificate  is less than  $25,000 or less than one percent of the aggregate Note Balance of the Notes.

(v)      Notwithstanding  the foregoing,  this Section  10.01(b) shall not apply to (A) collection  upon,  sales or other  dispositions  of the  Mortgage  Loans as and to the  extent  permitted  or  required  by the  Basic
         Documents  or (B) the  making  of cash  payments  out of the Note  Payment  Account  as and to the  extent permitted  or  required  by the Basic  Documents,  so long as the Issuer  shall  deliver to the  Indenture
         Trustee every six months,  commencing  December 31, 2006, an Officer's  Certificate  of the Issuer stating that all the  dispositions  of Collateral  described in clauses (A) or (B) above that occurred  during the preceding  six  calendar  months  (or  such  longer  period,  in the  case  of the  first  such  Officer's
         Certificate)  were  permitted  or required  by the Basic  Documents  and that the  proceeds  thereof  were applied in accordance with the Basic Documents.

Section 10.02     Form of Documents Delivered to Indenture Trustee.

         In any case where  several  matters  are  required  to be  certified  by, or covered by an opinion of, any specified  Person,  it is not  necessary  that all such matters be certified by, or covered by the opinion of, only one such Person,  or that they be so certified or covered by only one document,  but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other  matters,  and any such
Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an Authorized  Officer of the Issuer may be based,  insofar as it relates to legal matters,  upon a certificate or opinion of, or representations by, counsel,  unless such officer knows, or in the exercise of reasonable  care should know, that the  certificate or opinion or  representations  with respect to the matters upon which his  certificate  or opinion is based are erroneous.  Any such  certificate of an Authorized
Officer or Opinion of Counsel  may be based,  insofar  as it  relates to factual  matters,  upon a  certificate  or opinion  of, or  representations  by,  an  officer  or  officers  of any  Seller or the  Issuer,  stating  that the information  with respect to such factual  matters is in the  possession  of any Seller or the Issuer,  unless such counsel  knows,  or in  the  exercise  of  reasonable  care  should  know,  that  the  certificate  or  opinion  or representations with respect to such matters are erroneous.

         Where any Person is  required  to make,  give or execute  two or more  applications,  requests,  consents, certificates,  statements,  opinions  or other  instruments  under  this  Indenture,  they may,  but need  not,  be consolidated and form one instrument.

         Whenever in this  Indenture,  in connection with any application or certificate or report to the Indenture
Trustee,  it is provided  that the Issuer  shall  deliver  any  document  as a  condition  of the  granting of such application,  or as evidence of the Issuer's  compliance  with any term hereof,  it is intended  that the truth and accuracy,  at the time of the granting of such  application or at the effective date of such  certificate or report
(as the case  may be),  of the  facts  and  opinions  stated  in such  document  shall in such  case be  conditions precedent to the right of the Issuer to have such  application  granted or to the  sufficiency of such  certificate or report.  The foregoing  shall not,  however,  be construed to affect the Indenture  Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

Section 10.03     Acts of Noteholders.

(a)      Any request, demand,  authorization,  direction,  notice, consent, waiver or other action provided by this
Indenture  to be given or taken by  Noteholders  may be embodied in and  evidenced  by one or more  instruments  of substantially  similar  tenor signed by such  Noteholders  in person or by agents duly  appointed  in writing;  and except as herein  otherwise  expressly  provided  such  action  shall  become  effective  when such  instrument  or instruments are delivered to the Indenture  Trustee,  and, where it is hereby  expressly  required,  to the Issuer.
Such  instrument  or  instruments  (and the action  embodied  therein and evidenced  thereby) are herein  sometimes referred to as the "Act" of the  Noteholders  signing such  instrument  or  instruments.  Proof of execution of any such  instrument or of a writing  appointing  any such agent shall be sufficient  for any purpose of this Indenture and (subject to Section 6.01)  conclusive in favor of the Indenture  Trustee and the Issuer,  if made in the manner provided in this Section 10.03.

(b)      The fact and date of the  execution by any person of any such  instrument  or writing may be proved in any manner that the Indenture Trustee deems sufficient.

(c)      The ownership of Notes shall be proved by the Note Register.

(d)      Any request, demand,  authorization,  direction, notice, consent, waiver or other action by the Noteholder of any Note shall bind the Noteholder of every Note issued upon the  registration  thereof or in exchange  therefor or in lieu thereof,  in respect of anything  done,  omitted or suffered to be done by the Indenture  Trustee or the
Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

Section 10.04     Notices,  etc.,  to  Indenture  Trustee,  Issuer,  Enhancer  and Rating  Agencies.  Any  request, demand,  authorization,  direction,  notice,  consent,  waiver or Act of Noteholders or other documents provided or permitted by this Indenture  shall be in writing and if such request,  demand,  authorization,  direction,  notice, consent, waiver or Act of Noteholders is to be made upon, given or furnished to or filed with:

(a)      the Indenture  Trustee by any Noteholder or by the Issuer shall be sufficient for every purpose  hereunder if made,  given,  furnished or filed in writing to or with the Indenture Trustee at its Corporate Trust Office with a copy to The Bank of New York Trust Company,  N.A., 2 North LaSalle Street,  Suite 1020, Chicago,  Illinois 60602,
Attention:  Structured  Finance  Services.  The Indenture Trustee shall promptly transmit any notice received by it from the Noteholders to the Issuer,

(b)      the Issuer by the Indenture  Trustee or by any Noteholder shall be sufficient for every purpose  hereunder if in writing and mailed  first-class,  postage  prepaid to the Issuer  addressed  to: GMACM Home Equity Loan Trust
2006-HE5,  in care of the Owner Trustee,  or at any other address previously  furnished in writing to the Indenture
Trustee by the Issuer.  The Issuer shall promptly  transmit any notice  received by it from the  Noteholders to the
Indenture Trustee, or

(c)      the Enhancer by the Issuer,  the Indenture  Trustee or by any  Noteholders  shall be sufficient  for every purpose hereunder to in writing and mailed,  first-class  postage pre-paid,  or personally  delivered or telecopied to:  Financial  Guaranty  Insurance  Company,  125 Park  Avenue,  New York, New York 10017,  Attention:  Structured
Finance  Surveillance  (GMACM Home Equity Loan Trust  2006-HE5),  telecopier  number (212)  312-3220.  The Enhancer shall promptly  transmit any notice  received by it from the Issuer,  the Indenture  Trustee or the  Noteholders to
the Issuer or Indenture Trustee, as the case may be.

         Notices  required to be given to the Rating  Agencies by the Issuer,  the  Indenture  Trustee or the Owner
Trustee  shall be in writing,  personally  delivered or mailed by certified  mail,  return  receipt  requested,  to
(i) in the case of Moody's, at the following address:  Moody's Investors Service,  Inc., ABS Monitoring Department,
99 Church  Street,  New York, New York 10007 and (ii) in the case of Standard & Poor's,  at the following  address:
Standard  &  Poor's,  55 Water Street,  New  York,  New  York  10041-0003,  Attention:  Asset  Backed  Surveillance
Department;  or, as to each of the  foregoing  Persons,  at such other  address as shall be  designated  by written notice to the other foregoing Persons.

Section 10.05     Notices  to  Noteholders;  Waiver.  Where  this  Indenture  provides  for a Notice,  certificate, opinion,  report or similar  delivery to be given to any  transaction  party or to a Rating Agency,  a copy of such document shall be contemporaneously  sent to the Enhancer.  Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently  given (unless  otherwise herein expressly  provided) if in writing and mailed,  first-class,  postage prepaid to each Noteholder  affected by such event, at such Person's  address as it  appears on the Note  Register,  not later  than the  latest  date,  and not  earlier  than the  earliest  date, prescribed for the giving of such notice.  In any case where notice to  Noteholders  is given by mail,  neither the failure to mail such notice nor any defect in any notice so mailed to any  particular  Noteholder  shall affect the sufficiency  of such notice with respect to other  Noteholders,  and any notice that is mailed in the manner herein provided  shall  conclusively  be presumed  to have been duly given  regardless  of whether  such notice is in fact actually received.

         Where this  Indenture  provides  for  notice in any  manner,  such  notice may be waived in writing by any
Person entitled to receive such notice,  either before or after the event,  and such waiver shall be the equivalent of such  notice.  Waivers of notice by  Noteholders  shall be filed with the  Indenture  Trustee,  but such  filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

         In case,  by reason of the  suspension  of regular mail service as a result of a strike,  work stoppage or similar  activity,  it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given  pursuant  to any  provision  of this  Indenture,  then any  manner of giving  such  notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

         Where this  Indenture  provides for notice to the Rating  Agencies,  failure to give such notice shall not affect any other rights or  obligations  created  hereunder,  and shall not under any  circumstance  constitute  an
Event of Default.

Section 10.06     Alternate  Payment and Notice  Provisions.  Notwithstanding  any  provision of this  Indenture or any of the Notes to the  contrary,  the Issuer may enter into any  agreement  with any  Noteholder  providing for a method of payment,  or notice by the  Indenture  Trustee to such  Noteholder,  that is  different  from the methods provided for in this  Indenture for such payments or notices.  The Issuer shall furnish to the Indenture  Trustee a copy of each such  agreement and the Indenture  Trustee shall cause  payments to be made and notices to be given in accordance with such agreements.

Section 10.07     Conflict with Trust  Indenture Act. If any provision  hereof limits,  qualifies or conflicts with another  provision  hereof that is required to be included in this  Indenture by any of the provisions of TIA, such required provision shall control.

         The  provisions  of TIAss.ss. 310  through 317 that impose  duties on any Person  (including  the  provisions automatically  deemed  included herein unless  expressly  excluded by this Indenture) are a part of and govern this
Indenture, whether or not physically contained herein.

Section 10.08     Effect of Headings.  The Article and Section  headings herein are for convenience  only and shall not affect the construction hereof.

Section 10.09     Successors  and Assigns.  All  covenants and  agreements  in this  Indenture and the Notes by the
Issuer shall bind its  successors  and  assigns,  whether so expressed  or not.  All  agreements  of the  Indenture
Trustee in this Indenture shall bind its successors, co-trustees and agents.

Section 10.10     Severability.  In case any  provision in this  Indenture  or in the Notes shall be held  invalid, illegal or unenforceable,  the validity,  legality, and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby.

Section 10.11     Benefits of  Indenture.  Nothing in this  Indenture  or in the Notes,  express or implied,  shall give to any  Person,  other than the  parties  hereto and their  successors  hereunder,  and the  Noteholders,  the
Enhancer,  and any other party secured  hereunder,  and any other Person with an ownership  interest in any part of the Trust Estate, any benefit or any legal or equitable right,  remedy or claim under this Indenture.  The Enhancer shall be a third party beneficiary of this Indenture.

Section 10.12     Legal  Holidays.  In any case where the date on which any  payment is due shall not be a Business
Day, then  (notwithstanding  any other provision of the Notes or this  Indenture)  payment need not be made on such date,  but may be made on the next  succeeding  Business  Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

Section 10.13     GOVERNING  LAW.  THIS  AGREEMENT  AND THE NOTES SHALL BE GOVERNED BY AND  CONSTRUED IN ACCORDANCE
WITH THE LAWS OF THE STATE OF NEW YORK,  WITHOUT  REGARD TO THE  CONFLICT  OF LAW  PRINCIPLES  THEREOF,  OTHER THAN
SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL  OBLIGATIONS  LAW, AND THE  OBLIGATIONS,  RIGHTS AND REMEDIES OF
THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 10.14     Counterparts.  This  Indenture  may be executed in any number of  counterparts,  each of which so executed shall be deemed to be an original,  but all such  counterparts  shall together  constitute but one and the same instrument.

Section 10.15     Recording of  Indenture.  If this  Indenture is subject to  recording in any  appropriate  public recording offices,  such recording is to be effected by the Issuer and at its expense  accompanied by an Opinion of
Counsel (which counsel shall be reasonably  acceptable to the Indenture  Trustee) to the effect that such recording is  necessary  either for the  protection  of the  Noteholders  or any other  Person  secured  hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

Section 10.16     Issuer  Obligation.  No  recourse  may be taken,  directly  or  indirectly,  with  respect to the obligations of the Issuer,  the Owner Trustee or the Indenture  Trustee on the Notes or under this Indenture or any certificate or other writing  delivered in connection  herewith or therewith,  against (i) the Indenture Trustee or the Owner Trustee in its individual  capacity,  (ii) any owner of a beneficial  interest in the Issuer or (iii) any partner,  owner,  beneficiary,  agent, officer,  director,  employee or agent of the Indenture Trustee or the Owner
Trustee in its individual  capacity,  any holder of a beneficial  interest in the Issuer,  the Owner Trustee or the
Indenture  Trustee or of any  successor or assign of the Indenture  Trustee or the Owner Trustee in its  individual capacity,  except as any such Person may have expressly agreed (it being understood that the Indenture  Trustee and the Owner Trustee have no such obligations in their  respective  individual  capacities),  and except that any such partner,  owner or  beneficiary  shall be fully liable,  to the extent  provided by applicable  law, for any unpaid consideration  for stock,  unpaid  capital  contribution  or failure to pay any  installment  or call owing to such entity.  For all  purposes  of this  Indenture,  in the  performance  of any  duties or  obligations  of the Issuer hereunder,  the Owner  Trustee  shall be subject to, and entitled to the benefits of, the terms and  provisions  of
Articles VI, VII and VIII of the Trust Agreement.

Section 10.17     No Petition.  The Indenture  Trustee,  by entering into this Indenture,  and each Noteholder,  by its  acceptance  of a Note,  hereby  covenant  and  agree  that  they will not at any time  institute  against  the
Depositor  or the Issuer,  or join in any  institution  against  the  Depositor  or the Issuer of, any  bankruptcy, reorganization,  arrangement,  insolvency or liquidation proceedings,  or other proceedings under any United States federal or state  bankruptcy  or  similar  law in  connection  with any  obligations  relating  to the Notes,  this
Indenture or any of the other Basic Documents.

Section 10.18     Inspection.   The  Issuer  agrees  that,  on  reasonable  prior  notice,   it  shall  permit  any
representative  of the Indenture  Trustee,  during the Issuer's  normal business hours, to examine all the books of account,  records,  reports and other papers of the Issuer,  to make copies and extracts  therefrom,  to cause such books to be audited by Independent  certified public  accountants,  and to discuss the Issuer's  affairs,  finances and accounts with the Issuer's  officers,  employees,  and Independent  certified public  accountants,  all at such reasonable  times and as often as may be  reasonably  requested.  The  Indenture  Trustee shall and shall cause its representatives  to hold in confidence all such information  except to the extent disclosure may be required by law
(and all reasonable  applications  for  confidential  treatment are  unavailing)  and except to the extent that the
Indenture Trustee may reasonably determine that such disclosure is consistent with its obligations hereunder.

ARTICLE XI

                                                 REMIC Provisions

Section 11.01     REMIC Administration.

(a)      The  REMIC Administrator  shall make an election to treat the Trust  Estate,  as set forth in Section 2.06 of the Trust Agreement,  as two REMICs under the Code and, if necessary,  under applicable state law, in accordance with Section 2.06 of the Trust  Agreement.  Such  election will be made on Form 1066 or other  appropriate  federal tax or information  return  (including  Form 8811) or any  appropriate  state return for the taxable year ending on the last day of the calendar year in which the Securities are issued.  For the purposes of the  REMIC elections  in respect of the Trust Estate,  Securities  and interests to be  designated as the "regular  interests"  and the sole class of "residual  interests" in each REMIC will be set forth in Section 11.03.  The  REMIC Administrator  and the
Indenture  Trustee  shall not permit the  creation of any  "interests"  (within the meaning of Section  860G of the
Code) in each  REMIC elected  in respect of the Trust other than the "regular  interests" and "residual  interests"
so designated.

(b)      The Closing Date is hereby  designated  as the "startup day" of each of REMIC I and REMIC II as designated in Section 11.03 below, and the Trust Estate within the meaning of Section 860G(a)(9) of the Code.

(c)      GMAC Mortgage,  LLC shall hold a Class R Certificate  representing at least a 0.01% Percentage Interest in each Class of the Class R  Certificates  and shall be designated  as "the tax matters  person" with respect to each
REMIC in the manner provided under Treasury regulationsss.1.860F-4(d) and Treasury  regulationsss.301.6231(a)(7)-1.
The  REMIC Administrator,  on behalf of the Tax Matters Partner,  shall (i) act on behalf of each REMIC in relation to any tax  matter  or  controversy  involving  the  Trust  Estate  and  (ii) represent  the  Trust  Estate  in any administrative  or judicial  proceeding  relating to an examination or audit by any  governmental  taxing authority with respect  thereto.  The legal expenses,  including  without  limitation  attorneys' or  accountants'  fees, and costs of any such  proceeding and any liability  resulting  therefrom shall be expenses of the Trust Estate and the
REMIC Administrator  shall be entitled to reimbursement  therefor out of amounts attributable to the Mortgage Loans on  deposit  in the  Custodial  Account  unless  such  legal  expenses  and  costs  are  incurred  by reason of the
REMIC Administrator's willful misfeasance, bad faith or gross negligence.

(d)      The  REMIC Administrator  shall  prepare or cause to be prepared all of the Tax Returns that it determines are  required  with  respect to each  REMIC created  hereunder  and, if  approval  therefore  is received  from the applicable  District Director of the Internal Revenue Service,  shall sign and file such returns in a timely manner and,  otherwise,  shall,  shall  deliver  such Tax Returns in a timely  manner to the Owner  Trustee,  if the Owner
Trustee is required to sign such returns in  accordance  with Section 5.03 of the Trust  Agreement,  and shall sign
(if the  Owner  Trustee  is not so  required)  and file  such Tax  Returns  in a timely  manner.  The  expenses  of preparing  such returns  shall be borne by the  REMIC Administrator  without any right of  reimbursement  therefor.
The  REMIC Administrator  agrees to  indemnify  and hold  harmless  the Owner  Trustee  with  respect to any tax or liability  arising  from the  Owner  Trustee's  signing  of Tax  Returns  that  contain  errors or  omissions.  The
Indenture  Trustee and  Servicer  shall  promptly  provide the  REMIC Administrator  with such  information  as the
REMIC Administrator  may from time to time request for the purpose of enabling the  REMIC Administrator  to prepare
Tax Returns.

(e)      The  REMIC Administrator  shall provide (i) to any Transferor of a Class R Certificate such information as is necessary for the  application  of any tax relating to the transfer of a Class R  Certificate  to any Person who is not a Permitted  Transferee,  (ii) to the  Indenture  Trustee,  and the  Indenture  Trustee shall forward to the
Noteholders  and  the  Certificateholders,  such  information  or  reports  as  are  required  by the  Code  or the
REMIC Provisions  including  reports  relating to interest,  original issue discount and market discount or premium
(using  the  Prepayment  Assumption)  and (iii) to the  Internal  Revenue  Service  the name,  title,  address  and telephone number of the person who will serve as the representative of each REMIC.

(f)      The  Servicer  and the  REMIC Administrator  shall take such  actions and shall  cause each  REMIC created hereunder to take such actions as are  reasonably  within the Servicer's or the  REMIC Administrator's  control and the scope of its duties more  specifically  set forth  herein as shall be  necessary  or  desirable to maintain the status of each REMIC as a REMIC under  the  REMIC Provisions  (and the Indenture  Trustee shall assist the Servicer and the  REMIC Administrator,  to the extent reasonably requested by the Servicer and the REMIC Administrator to do
so). The Servicer and the  REMIC Administrator  shall not  knowingly or  intentionally  take any action,  cause the
Trust Estate to take any action or fail to take (or fail to cause to be taken) any action  reasonably  within their respective  control  that,  under  the  REMIC Provisions,  if taken or not  taken,  as the case may be,  could  (i)
endanger the status of any portion of any of the REMICs as a REMIC or  (ii) result in the  imposition of a tax upon any of the  REMICs  (including  but not  limited  to the tax on  prohibited  transactions  as  defined  in  Section
860F(a)(2) of the Code and the tax on  contributions  to a REMIC set  forth in Section 860G(d) of the Code) (either such  event,  in the  absence of an Opinion of Counsel or the  indemnification  referred  to in this  sentence,  an
"Adverse REMIC Event") unless the Servicer or the  REMIC Administrator,  as applicable,  has received an Opinion of
Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such  expense,  and the  Servicer  or the  REMIC Administrator,  as  applicable,  determines  that  taking  such  action is in the best interest of the Trust Estate and the  Noteholders and the  Certificateholders,  at the expense of the Trust Estate, but in no event at the  expense of the  Servicer,  the  REMIC Administrator,  the Owner  Trustee  or the  Indenture
Trustee) to the effect  that the  contemplated  action  will not,  with  respect to each  REMIC created  hereunder, endanger such status or, unless the Servicer, the  REMIC Administrator or both, as applicable,  determine in its or their  sole  discretion  to  indemnify  the  Trust  Estate  against  the  imposition  of such a tax,  result in the imposition of such a tax.  Wherever in this Agreement a contemplated  action may not be taken because the timing of such action  might  result in the  imposition  of a tax on the Trust  Estate,  or may only be taken  pursuant to an
Opinion of Counsel  that such action would not impose a tax on the Trust  Estate,  such action may  nonetheless  be taken provided that the indemnity  given in the preceding  sentence with respect to any taxes that might be imposed on the Trust  Estate  has been  given and that all  other  preconditions  to the  taking of such  action  have been satisfied.  The Indenture  Trustee shall not take or fail to take any action (whether or not authorized  hereunder)
as to which the  Servicer  or the  REMIC Administrator,  as  applicable,  has  advised  it in  writing  that it has received  an  Opinion  of  Counsel to the effect  that an  Adverse  REMIC Event  could  occur with  respect to such action.  In  addition,  prior to taking any action  with  respect to any of the  REMICs  created  hereunder  or any related assets  thereof,  or causing any of the REMICs to take any action,  which is not expressly  permitted under the terms of this Agreement,  the Indenture Trustee will consult with the Servicer or the  REMIC Administrator,  as applicable,  or its designee,  in writing,  with respect to whether such action could cause an Adverse  REMIC Event to occur with  respect to any of the  REMICs,  and the  Indenture  Trustee  shall not take any such action or cause either  REMIC to  take any such action as to which the  Servicer or the  REMIC Administrator,  as  applicable,  has advised it in writing  that an Adverse  REMIC Event  could  occur.  The  Servicer  or the  REMIC Administrator,  as applicable,  may  consult  with  counsel to make such  written  advice,  and the cost of same shall be borne by the party seeking to take the action not expressly  permitted by this Agreement,  but in no event at the expense of the
Servicer  or the  REMIC Administrator.  At all times as may be  required  by the  Code,  the  Servicer  will to the extent within its control and the scope of its duties more  specifically set forth herein,  maintain  substantially all of the assets of each  REMIC created  hereunder as "qualified  mortgages"  as defined in Section  860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

(g)      In the event that any tax is imposed on "prohibited  transactions" of any of the REMICs created  hereunder as defined in Section  860F(a)(2)  of the Code, on "net income from  foreclosure  property" of any of the REMICs as defined in Section  860G(c) of the Code, on any  contributions  to any of the REMICs after the Startup Day therefor pursuant to Section  860G(d) of the Code, or any other tax is imposed by the Code or any  applicable  provisions of state or local tax laws,  such tax shall be charged (i) to the Servicer,  if such tax arises out of or results from a  breach  by the  Servicer  of any of its  obligations  under  this  Agreement  or the  Servicer  has in its  sole discretion  determined to indemnify the Trust Estate against such tax, (ii) to the Indenture  Trustee,  if such tax arises out of or results  from a breach by the Trustee of any of its  obligations  under this  Article XI, or (iii)
otherwise  against  amounts  on  deposit  in the  Custodial  Account  and on the  Payment  Date(s)  following  such reimbursement  the  aggregate of such taxes shall be  allocated  in  reduction of the accrued  interest due on each
Class entitled thereto on a pro rata basis.

(h)      The  Indenture  Trustee and the  Servicer  shall,  for federal  income tax  purposes,  maintain  books and records with respect to each  REMIC created  hereunder on a calendar  year and on an accrual  basis or as otherwise may be required by the REMIC Provisions.

(i)      Following the Startup Day, neither the Servicer nor the Indenture  Trustee shall accept any  contributions of assets to any of the REMICs  created  hereunder  unless  (subject  to Section  11.01(f))  the  Servicer  and the
Indenture  Trustee  shall have  received an Opinion of Counsel  (at the  expense of the party  seeking to make such contribution)  to the effect that the  inclusion of such assets in such  REMIC will  not cause any of the REMICs to fail to  qualify  as a REMIC at  any time that any Notes or  Certificates  are  outstanding  or subject  any of the
REMICs to any tax under the  REMIC Provisions  or other  applicable  provisions of federal,  state and local law or ordinances.

(j)      Neither the Servicer nor the Trustee shall  (subject to Section  11.01(f))  enter into any  arrangement by which any of the REMICs created  hereunder will receive a fee or other  compensation for services nor permit any of the REMICs to receive any income from assets other than "qualified  mortgages" as defined in Section  860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

(k)      Solely for the purposes of Section  1.860G-1(a)(4)(iii) of the Treasury Regulations,  the "latest possible maturity date" by which the Certificate  Principal  Balance of each Class of Notes and Certificates  representing a regular interest in the applicable REMIC is the Final Payment Date.

(l)      Within 30 days after the Closing Date,  the  REMIC Administrator  shall prepare and file with the Internal
Revenue Service Form 8811,  "Information  Return for Real Estate Mortgage  Investment  Conduits (REMIC) and Issuers
of Collateralized Debt Obligations" for each REMIC created hereunder.

(m)      Neither  the  Indenture  Trustee nor the  Servicer  shall sell,  dispose of or  substitute  for any of the
Mortgage  Loans (except in connection  with (i) the default,  imminent  default or  foreclosure of a Mortgage Loan, including  but not  limited  to,  the  acquisition  or sale of a  Mortgaged  Property  acquired  by deed in lieu of foreclosure,  (ii) the bankruptcy of any of the REMICs created  hereunder,  (iii) the termination of the applicable
REMIC pursuant  to  Section 8.02  of the Trust  Agreement  or (iv) a purchase  of  Mortgage  Loans  pursuant to the
Purchase  Agreement)  nor acquire any assets for any of the REMICs,  nor sell or dispose of any  investments in the
Custodial  Account or the Payment  Account  for gain nor accept any  contributions  to any of the REMICs  after the
Closing  Date  unless  it has  received  an  Opinion  of  Counsel  that such  sale,  disposition,  substitution  or acquisition  will not (a) affect  adversely  the status of any of the REMICs as a REMIC or  (b) unless the Servicer has  determined  in its sole  discretion  to  indemnify  the Trust Estate  against such tax,  cause any REMIC to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

(n)      The Indenture Trustee will apply for an employer  identification  number from the Internal Revenue Service on a Form SS-4 or any other acceptable method for all tax entities.

Section 11.02     Servicer, REMIC Administrator and Indenture Trustee Indemnification.

                  The  Indenture  Trustee  agrees to indemnify the Trust Estate,  the  REMIC Administrator  and the
Servicer  for any taxes and costs  including,  without  limitation,  any  reasonable  attorneys  fees imposed on or incurred by the Trust Estate or the  Servicer,  as a result of a breach of the  Indenture  Trustee's  covenants set forth in Article VIII or this Article XI.

                  The  REMIC Administrator  agrees to indemnify the Trust Estate, the Servicer, the Depositor,  the
Owner Trustee and the Indenture  Trustee for any taxes and costs  (including,  without  limitation,  any reasonable attorneys'  fees)  imposed on or incurred by the Trust Estate,  the  Depositor,  GMACM  Mortgage  Corporation,  the
Servicer,  the Owner  Trustee  or the  Indenture  Trustee,  as a result  of a breach  of the  REMIC Administrator's covenants  set forth in this Article XI with respect to compliance  with the  REMIC Provisions,  including  without
limitation,   any  penalties  arising  from  the  Owner  Trustee's   execution  of  Tax  Returns  prepared  by  the
REMIC Administrator  that contain errors or omissions;  provided,  however, that such liability will not be imposed to the extent such breach is a result of an error or omission in  information  provided to the  REMIC Administrator by the Servicer in which case Section 11.02(c) will apply.

                  The Servicer  agrees to indemnify the Trust Estate,  the  REMIC Administrator,  the Owner Trustee
and the Indenture Trustee for any taxes and costs (including,  without limitation,  any reasonable attorneys' fees)
imposed on or incurred by the Trust Estate,  the  REMIC Administrator,  the Owner Trustee or the Indenture Trustee,
as a result of a breach of the  Servicer's  covenants  set forth in this  Article XI or in Article III with respect to compliance with the  REMIC Provisions,  including without  limitation,  any penalties arising from the Indenture
Trustee's execution of Tax Returns prepared by the Servicer that contain errors or omissions.

Section 11.03     Designation of REMIC(s).

         The REMIC Administrator will make an election to treat the entire segregated pool of assets described in the definition of Trust Estate (but excluding the Pre-Funding Accounts and the Capitalized Interest Account), and
subject to this Agreement (including the Mortgage Loans, as set forth in Section 2.06 of the Trust Agreement ) as a REMIC ("REMIC I") and will make an election to treat the pool of assets comprised of the REMIC I Regular
Interests as a REMIC ("REMIC II") for federal income tax purposes.

         The REMIC I Regular  Interests will be "regular  interests" in REMIC I and the Class R-I Certificates will be the sole class of  "residual  interests"  in REMIC I  for  purposes  of the  REMIC Provisions  under the federal income tax law.

         The REMIC II Regular Interests will be "regular interests" in REMIC II and the Class R-II Certificates will be the sole class of "residual interests" therein for purposes of the REMIC Provisions (as defined herein)
under federal income tax law.

         IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                                     GMACM HOME EQUITY LOAN TRUST 2006-HE5, as Issuer

                                                     By:    WILMINGTON TRUST COMPANY, not in its individual
                                                            capacity but solely as Owner Trustee

                                                     By: _______________________________________________________
                                                            Name:
                                                            Title:

                                                     THE BANK OF NEW YORK TRUST COMPANY, N.A., as Indenture
                                                     Trustee

                                                     By: ________________________________________________________
                                                            Name:
                                                            Title:

THE BANK OF NEW YORK TRUST COMPANY, N.A.
hereby accepts appointment as Paying
Agent pursuant to Section 3.03 hereof
and as Note Registrar pursuant to Section
4.02 hereof.

By:
         Name:
         Title:

Signatures and Seals

STATE OF _______________   )
                           )        ss.:
COUNTY OF _____________    )

         On this ___ day of November 2006, before me personally  appeared  ____________,  to me known, who being by me duly sworn,  did depose and say,  that he/she  resides at  _____________,  that  he/she is the  ____________  of
Wilmington  Trust Company,  the Owner Trustee,  one of the  corporations  described in and which executed the above instrument;  that he/she  knows the seal of said  corporation;  that the seal  affixed to said  instrument  is such corporate  seal;  that it was so affixed by order of the Board of  Directors of said  corporation;  and that he/she signed his/her name thereto by like order.

                ________________________
                  Notary Public

Acknowledgements

STATE OF _______________   )
                           ) ss.:
COUNTY OF _____________    )

         On this ___ day of November 2006, before me personally appeared  __________,  to me known, who being by me duly sworn,  did depose and say, that he/she resides at  _____________;  that he/she is the ___________ of The Bank of New York Trust Company,  N.A. as Indenture Trustee, one of the corporations  described in and which executed the above  instrument;  that he/she knows the seal of said  corporation;  that the seal affixed to said  instrument  is such  corporate  seal;  that it was so affixed by order of the Board of  Directors  of said  corporation;  and that he/she signed his/her name thereto by like order.

               ____________________________
                  Notary Public

NOTORIAL SEAL

                                                     EXHIBIT A
                                                   FORM OF NOTES

UNLESS  THIS NOTE IS  PRESENTED  BY AN  AUTHORIZED  REPRESENTATIVE  OF THE  DEPOSITORY  TRUST  COMPANY,  A NEW YORK
CORPORATION  ("DTC"),  TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER,  EXCHANGE OR PAYMENT,  AND ANY NOTE
ISSUED  IS  REGISTERED  IN THE  NAME  OF  CEDE & CO.  OR IN  SUCH  OTHER  NAME  AS IS  REQUESTED  BY AN  AUTHORIZED
REPRESENTATIVE  OF DTC (AND ANY  PAYMENT  IS MADE TO CEDE & CO.  OR TO SUCH  OTHER  ENTITY  AS IS  REQUESTED  BY AN
AUTHORIZED  REPRESENTATIVE  OF DTC),  ANY TRANSFER,  PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY
PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S.  FEDERAL  INCOME  TAX  PURPOSES,  THIS NOTE IS A  "REGULAR  INTEREST"  IN A "REAL  ESTATE  MORTGAGE
INVESTMENT  CONDUIT" AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS 860G AND 860D OF THE INTERNAL  REVENUE
CODE OF 1986 (THE "CODE").

THE  PRINCIPAL  OF THIS  NOTE IS  PAYABLE  IN  INSTALLMENTS  AS SET  FORTH  HEREIN.  ACCORDINGLY,  THE  OUTSTANDING
PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS NOTE DOES NOT  REPRESENT AN INTEREST IN OR  OBLIGATION  OF THE  SELLERS,  THE  DEPOSITOR,  THE  SERVICER,  THE
INDENTURE TRUSTEE, THE OWNER TRUSTEE OR GMAC MORTGAGE GROUP, LLC OR ANY OF THEIR RESPECTIVE  AFFILIATES,  EXCEPT AS
EXPRESSLY PROVIDED IN THE INDENTURE OR THE OTHER BASIC DOCUMENTS.

THE HOLDER OF THIS NOTE IS DEEMED TO HAVE  REPRESENTED  THAT THE  ACQUISITION  OF THIS NOTE BY THE HOLDER  DOES NOT
CONSTITUTE OR GIVE RISE TO A PROHIBITED  TRANSACTION  UNDER  SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE,  FOR
WHICH NO STATUTORY, REGULATORY OR ADMINISTRATIVE EXEMPTION IS AVAILABLE.

GMACM Home Equity Loan-Backed Term Note, Class [  ]-A-[__]

Registered

Initial Note Balance:  $[   ]

No. [  ]-A-[__]

Note Rate:  Variable

CUSIP NO. [  ]

                                       GMACM HOME EQUITY LOAN TRUST 2006-HE5

         GMACM Home Equity Loan Trust  2006-HE5,  a statutory  trust duly  organized and existing under the laws of the State of Delaware  (herein referred to as the "Issuer"),  for value received,  hereby promises to pay to Cede &
Co. or its registered assigns,  the principal sum of  [_______________]  Dollars  ($[_______________]),  payable on each Payment Date in an amount equal to the pro rata portion  allocable  hereto  (based on the Initial Note Balance specified  above and the Initial Note Balance of all A-[__] Notes) of the aggregate  amount,  if any,  payable from the Note Payment  Account in respect of principal of the Class [  ]-A-[__] Notes (the "Notes")  pursuant to Section
3.05 of the  indenture  dated as of  November  29, 2006 (the  "Indenture"),  between the Issuer and The Bank Of New
York Trust  Company,  N.A. as indenture  trustee (the  "Indenture  Trustee");  provided,  however,  that the entire unpaid  principal  amount of this Note shall be due and payable on the Payment Date in February 2037, to the extent not previously  paid on a prior Payment Date.  Capitalized  terms used herein that are not otherwise  defined shall have the meanings ascribed thereto in Appendix A to the Indenture.

         Interest on the Notes will be paid  monthly on each  Payment  Date at the Note Rate for the related  Class of Notes for the Interest Period.

         This Note is entitled to the benefits of an irrevocable and  unconditional  financial  guaranty  insurance policy issued by Financial Guaranty Insurance Company (the "Enhancer").

         Principal  of and  interest  on this Note are  payable in such coin or  currency  of the United  States of
America as at the time of payment is legal tender for payment of public and private  debts.  All  payments  made by the Issuer with  respect to this Note shall be applied  first to interest  due and payable on this Note as provided above and then to the unpaid principal of this Note.

         Unless the  certificate  of  authentication  hereon has been executed by the Indenture  Trustee whose name appears below by manual signature,  this Note shall not be entitled to any benefit under the Indenture  referred to herein, or be valid or obligatory for any purpose.

         This Note is one of a duly  authorized  issue of Notes of the Issuer,  designated as its GMACM Home Equity
Loan-Backed Term Notes,  Series 2006-HE5 (the "Series 2006-HE5  Notes"),  all issued under the Indenture,  to which
Indenture  and all  indentures  supplemental  thereto  reference is hereby made for a statement  of the  respective rights and obligations  thereunder of the Issuer,  the Indenture Trustee and the Noteholders of the Series 2006-HE5
Notes.  The Series 2006-HE5 Notes are subject to all terms of the Indenture.

         The Series  2006-HE5  Notes are and will be equally  and  ratably  secured  by the  collateral  pledged as security therefor as provided in the Indenture.

         Principal of and interest on this Note will be payable on each Payment  Date,  commencing  on December 26,
2006, as described in the  Indenture.  "Payment  Date" means the  twenty-fifth  day of each month,  or, if any such date is not a Business Day, then the next succeeding Business Day.

         The entire  unpaid  principal  amount of this Note shall be due and payable in full on the Payment Date in
February  2037  pursuant  to  the  Indenture,  to  the  extent  not  previously  paid  on  a  prior  Payment  Date.
Notwithstanding  the foregoing,  if an Event of Default shall have occurred and be  continuing,  then the Indenture
Trustee,  the Enhancer or the Noteholders of Notes  representing  not less than a majority of the aggregate  Voting
Rights of the Notes,  with the consent of the Enhancer,  may declare the Notes to be immediately due and payable in the manner  provided in Section 5.02 of the Indenture.  All principal  payments on the Notes shall be made pro rata to the Noteholders of Notes entitled thereto.

         Any  installment  of interest or principal,  if any,  payable on any Note that is punctually  paid or duly provided  for by the  Issuer  on the  applicable  Payment  Date  shall  be paid to the  related  Noteholder  on the preceding  Record  Date,  by wire  transfer  to an  account  specified  in writing  by such  Noteholder  reasonably satisfactory  to the  Indenture  Trustee as of the  preceding  Record  Date or, if no such  instructions  have been delivered  to the  Indenture  Trustee,  by check or money  order to such  Noteholder  mailed  to such  Noteholder's address as it appears in the Note  Register,  the amount  required to be  distributed  to such  Noteholder  on such
Payment Date pursuant to such Noteholder's Notes;  provided,  however,  that the Indenture Trustee shall not pay to such  Noteholder  any amount  required to be withheld from a payment to such  Noteholder by the Code. Any reduction in the principal  amount of this Note (or any one or more  predecessor  Notes) effected by any payments made on any
Payment  Date  shall  be  binding  upon all  future  Noteholders  of this  Note  and of any  Note  issued  upon the registration  of transfer  hereof or in exchange  hereof or in lieu hereof,  whether or not noted hereon.  If funds are  expected to be  available,  as provided in the  Indenture,  for payment in full of the then  remaining  unpaid principal  amount of this Note on a Payment Date, then the Indenture  Trustee,  in the name of and on behalf of the
Issuer,  will  notify the Person who was the  registered  Noteholder  hereof as of the Record Date  preceding  such
Payment Date by notice mailed or transmitted  by facsimile  prior to such Payment Date, and the amount then due and payable  shall be payable  only upon  presentation  and  surrender  of this Note at the address  specified  in such notice of final payment.

         As provided in the Indenture and subject to certain  limitations  set forth therein,  the transfer of this
Note may be  registered  on the Note  Register  upon  surrender  of this Note for  registration  of transfer at the
Corporate  Trust Office of the Indenture  Trustee,  duly  endorsed by, or  accompanied  by a written  instrument of transfer  in  form  satisfactory  to the  Indenture  Trustee  duly  executed  by,  the  Noteholder  hereof  or such
Noteholder's  attorney  duly  authorized  in writing,  with such  signature  guaranteed  by an "eligible  guarantor
institution"   meeting  the  requirements  of  the  Note  Registrar,   which  requirements  include  membership  or
participation in the Securities  Transfer Agent's Medallion  Program  ("STAMP") or such other "signature  guarantee program" as may be  determined  by the Note  Registrar  in  addition  to, or in  substitution  for,  STAMP,  all in accordance with the Exchange Act, and thereupon one or more new Notes in authorized  denominations  and in the same aggregate  principal amount will be issued to the designated  transferee or transferees.  No service charge will be charged for any  registration  of transfer or exchange of this Note, but the Note Registrar  shall require  payment of a sum  sufficient  to  cover  any tax or  governmental  charge  that  may be  imposed  in  connection  with  any registration of transfer or exchange of this Note.

         Each  Noteholder  or  Beneficial  Owner  of a Note,  by its  acceptance  of a Note,  or,  in the case of a
Beneficial  Owner of a Note, a beneficial  interest in a Note,  covenants and agrees that no recourse may be taken, directly or  indirectly,  with respect to the  obligations  of the Issuer,  the Owner  Trustee,  the  Sellers,  the
Servicer,  the Depositor or the Indenture  Trustee on the Notes or under the Indenture or any  certificate or other writing  delivered  in  connection  therewith,  against  (i) the  Indenture  Trustee  or the Owner  Trustee  in its
individual  capacity,  (ii) any  owner  of a  beneficial  interest  in the  Issuer  or (iii)  any  partner,  owner, beneficiary,  agent, officer,  director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity,  any holder of a beneficial  interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any
successor or assign of the Indenture  Trustee or the Owner Trustee in its individual  capacity,  except as any such
Person may have expressly agreed and except that any such partner,  owner or beneficiary  shall be fully liable, to the extent  provided by applicable  law for any unpaid  consideration  for stock,  unpaid capital  contribution  or failure to pay any installment or call owing to such entity.

         Each  Noteholder  or  Beneficial  Owner  of a Note,  by its  acceptance  of a Note  or,  in the  case of a
Beneficial  Owner of a Note, a beneficial  interest in a Note,  covenants  and agrees by accepting  the benefits of the Indenture that such Noteholder or Beneficial  Owner will not at any time institute  against the Depositor,  the
Sellers,  the Servicer,  GMAC Mortgage Group, Inc. or the Issuer, or join in any institution against the Depositor, the  Sellers,  the  Servicer,  GMAC  Mortgage  Group,  Inc.  or the  Issuer  of,  any  bankruptcy,  reorganization, arrangement,  insolvency or liquidation  proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents.

         Prior to the due  presentment  for  registration  of transfer  of this Note,  the  Issuer,  the  Indenture
Trustee  and any agent of the Issuer or the  Indenture  Trustee may treat the Person in the name of which this Note is registered  (as of the day of  determination  or as of such other date as may be specified in the  Indenture) as the owner  hereof for all  purposes,  whether or not this Note be overdue,  and none of the Issuer,  the  Indenture
Trustee or any such agent shall be affected by notice to the contrary.

         The  Indenture  permits,  with  certain  exceptions  therein  provided,  the  amendment  thereof  and  the modification  of the  rights  and  obligations  of the  Issuer  and the  Indenture  Trustee  and the  rights of the
Noteholders of the Series  2006-HE5  Notes under the Indenture at any time by the Issuer and the Indenture  Trustee with the consent of the Enhancer and the  Noteholders  of Notes  representing  a majority of the  aggregate  Voting
Rights of the Notes then  Outstanding  and with prior notice to the Rating  Agencies.  The Indenture  also contains provisions  permitting the  Noteholders  of Notes  representing  specified  percentages of the Voting Rights of the
Series 2006-HE5  Notes,  on behalf of the  Noteholders of all Series  2006-HE5  Notes,  to waive  compliance by the
Issuer  with  certain  provisions  of the  Indenture  and  certain  past  defaults  under the  Indenture  and their consequences.  Any such consent or waiver by the  Noteholder  of this Note (or any one of more  predecessor  Notes)
shall be conclusive and binding upon such  Noteholder and upon all future  Noteholders of this Note and of any Note issued upon the  registration  of transfer  hereof or in exchange  hereof or in lieu hereof whether or not notation of such  consent  or waiver is made upon this Note.  The  Indenture  also  permits  the  Issuer  and the  Indenture
Trustee  to amend or waive  certain  terms and  conditions  set  forth in the  Indenture  without  the  consent  of
Noteholders  of the Series  2006-HE5 Notes issued  thereunder but with prior notice to the Rating  Agencies and the
Enhancer.

         The term "Issuer" as used in this Note includes any successor or the Issuer under the Indenture.

         The Issuer is permitted by the Indenture,  under certain circumstances,  to merge or consolidate,  subject to the rights of the Indenture Trustee and the Noteholders of Notes under the Indenture.

         The Notes are issuable only in registered form in denominations  as provided in the Indenture,  subject to certain limitations therein set forth.

         This Note and the  Indenture  shall be  construed  in  accordance  with the laws of the State of New York, without  reference to its  conflicts of law  provisions,  and the  obligations,  rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

         No reference  herein to the  Indenture  and no provision of this Note or of the  Indenture  shall alter or impair the obligation of the Issuer,  which is absolute and unconditional,  to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

         Anything  herein to the contrary  notwithstanding,  except as expressly  provided in the Basic  Documents, none of Wilmington Trust Company in its individual  capacity,  Wells Fargo Bank, N.A., in its individual  capacity, any owner of a beneficial  interest in the Issuer,  or any of their  respective  partners,  beneficiaries,  agents, officers,  directors,  employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on this Note or the  performance  of, or the failure to perform,  any of the covenants,  obligations  or  indemnifications  contained in the  Indenture.  The Noteholder of this Note, by its acceptance  hereof,  agrees that,  except as expressly  provided in the Basic  Documents,  in the case of an Event of Default under the Indenture,  such Noteholder  shall have no claim against any of the foregoing for any deficiency,  loss or claim therefrom;  provided,  however,  that nothing contained herein shall be taken to prevent recourse to, and enforcement  against,  the assets of the Issuer for any and all  liabilities,  obligations and undertakings contained in the Indenture or in this Note.

                                             [Signature Page Follows]

         IN WITNESS WHEREOF,  the Owner Trustee,  on behalf of the Issuer and not in its individual  capacity,  has caused this Note to be duly executed.

                                                     GMACM HOME EQUITY LOAN TRUST 2006-HE5

                                                     By:    WILMINGTON TRUST COMPANY, not in its individual
                                                            capacity but solely as Owner Trustee

Dated:  November 29, 2006

                                                     By: ____________________________________________________
                                                                       Authorized Signatory

CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in the within-mentioned Indenture.

                                                     THE BANK OF NEW YORK TRUST COMPANY, N.A
                                                     not in its individual capacity but solely as
                                                     Indenture Trustee

                                                     By:_______________________________________________
                                                                       Authorized Signatory

Dated: November 29, 2006

                                                    ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfer unto

 ___________________________________________________________________________________________________________________
                                           (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints
____________________________________________________________________________________________________________________,
attorney,  to transfer said Note on the books kept for  registration  thereof,  with full power of  substitution in the premises.

Dated: _________________                                      _________________________________*/
                                                              Signature Guaranteed:

                                                              _________________________________*/

*        NOTICE:  The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                                    APPENDIX A

                                                    DEFINITIONS

         Accrued  Certificate  Interest:  With respect to the Class SB  Certificates,  interest  accrued during the related Interest Period at the Certificate Rate for such Certificate on its Notional Amount for such Payment Date.

         Addition  Notice:  With respect to the  transfer of  Subsequent  Mortgage  Loans to the Issuer by a Seller
pursuant  to  Section 2.2  of the  Purchase  Agreement  (in  substantially  the form set forth in Exhibit 3 to such agreement),  a notice given by the respective Seller to the Rating Agencies,  the Indenture  Trustee,  the Enhancer
and the Owner  Trustee,  which  shall be given not later than two  Business  Days prior to the  related  Subsequent
Transfer Date, of (i) the Seller's  designation of Subsequent  Mortgage Loans to be sold to the Issuer and (ii) the aggregate principal balance as of the Subsequent Cut-Off Date of such Subsequent Mortgage Loans.

         Adverse REMIC Event:  As defined in Section 11.01(f) of the Indenture.

         Affiliate:  With  respect to any Person,  any other  Person  controlling,  controlled  by or under  common control  with such Person.  For purposes of this  definition,  "control"  means the power to direct the  management and policies of a Person,  directly or indirectly,  whether through ownership of voting securities,  by contract or otherwise and "controlling" and "controlled" shall have meanings correlative to the foregoing.

         Appraised Value:  With respect to any Mortgaged  Property,  either (x) the value as generally set forth in an appraisal of such  Mortgaged  Property  used to establish  compliance  with the  underwriting  criteria  then in effect in connection with the application for the Mortgage Loan secured by such Mortgaged  Property,  or (y) if the sales price of such Mortgaged  Property is considered in accordance with the  underwriting  criteria  applicable to the  related  Mortgage  Loan,  the lesser of (i) the  appraised  value  referred to in (x) above and (ii) the sales price of such Mortgaged Property.

         Assignment of Mortgage:  With respect to any  Mortgage,  an  assignment,  notice of transfer or equivalent instrument,  in recordable  form,  sufficient  under the laws of the  jurisdiction  in which the related  Mortgaged
Property  is  located  to reflect  the  conveyance  of such  Mortgage,  which  assignment,  notice of  transfer  or equivalent  instrument  may be in the  form  of one or more  blanket  assignments  covering  Mortgages  secured  by
Mortgaged Properties located in the same jurisdiction.

         Authorized  Newspaper:  A newspaper of general  circulation  in the Borough of Manhattan,  The City of New
York,  printed in the English language and customarily  published on each Business Day, whether or not published on
Saturdays, Sundays or holidays.

         Authorized  Officer:  With respect to the Issuer,  any officer of the Owner  Trustee who is  authorized to act for the Owner  Trustee  in matters  relating  to the Issuer  and who is  identified  on the list of  Authorized
Officers  delivered  by the  Owner  Trustee  to the  Indenture  Trustee  on the  Closing  Date (as such list may be modified or supplemented from time to time thereafter).

         Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.

         Basic Documents:  The Trust Agreement,  the Indenture,  the Purchase Agreement,  the Insurance  Agreement,
the Policy,  the Servicing  Agreement,  the Custodial  Agreement,  any Subsequent  Transfer Agreement and the other documents and certificates delivered in connection with any of the above.

         Beneficial  Owner:  With  respect  to any Note,  the Person  who is the  beneficial  owner of such Note as reflected on the books of the Depository or on the books of a Person  maintaining  an account with such  Depository
(directly as a Depository  Participant  or indirectly  through a Depository  Participant,  in  accordance  with the rules of such Depository).

         Billing  Cycle:  With respect to any Mortgage Loan and Due Date,  the calendar  month  preceding  such Due
Date.

         Book-Entry  Notes:  Beneficial  interests  in the Notes,  ownership  and  transfers of which shall be made through book entries by the Depository as described in Section 4.06 of the Indenture.

         Business  Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which  banking  institutions in the States of New York,  Pennsylvania,  Delaware or any State in which the  Corporate  Trust Office are required or authorized by law to be closed.

         Capitalized  Interest  Account:  The Group I  Capitalized  Interest  Account  or the Group II  Capitalized
Interest Account, as applicable.

         Capitalized  Interest  Requirement:  With  respect  to  each  Loan  Group  and  Payment  Date  during  the
Pre-Funding Period and on the Payment Date immediately after the end of the Pre-Funding  Period, the excess, if any of (i) the sum of (A) the  amount  of  interest  that  would  accrue at the Net WAC Rate for the  related  Interest
Period on the amount on deposit in the related  Pre-Funding  Account as of the close of  business on the  preceding
Payment  Date (or as of the Closing  Date,  in the case of the first  Payment  Date) and (B) the amount of any fees paid to the Enhancer for the Policy,  over (ii) the amount of  reinvestment  earnings  since the preceding  Payment
Date (or the Closing Date, in the case of the first Payment Date) in the related Pre-Funding Account.

         Certificate  Balance:  With respect to any Payment Date and the Class SB Certificates,  an amount equal to the then applicable  Certificate  Percentage Interest of such Certificate  multiplied by the  Overcollateralization
Amount.

         Certificate  Distribution  Amount:  For  any  Payment  Date,  the  amount,  if any,  distributable  on the
Certificates for such Payment Date pursuant to Section 3.05(a)(xv) of the Indenture.

         Certificate of Trust:  The  Certificate of Trust filed for the Trust  pursuant to  Section 3810(a)  of the
Statutory Trust Statute.

         Certificate  Paying Agent:  The Certificate  Paying Agent appointed  pursuant to Section 3.10 of the Trust
Agreement.  Initially the Indenture Trustee has been appointed as the Certificate Paying Agent.

         Certificate  Percentage  Interest:  With respect to any Payment Date and any  Certificate,  the Percentage
Interest for such Certificate.

         Certificate  Rate: With respect to the Class SB Certificates  and REMIC II Regular  Interest SB-IO and any
Payment  Date, a rate per annum equal to the  percentage  equivalent  of a fraction,  the numerator of which is the sum of the amounts  calculated  pursuant to clauses (i) through (iii) below,  and the  denominator  of which is the aggregate  Uncertificated  Principal  Balance of the REMIC I Regular  Interests.  For purposes of  calculating  the
Certificate  Rate for the Class SB Certificates  and REMIC II Regular Interest SB-IO, the numerator is equal to the sum of the following components:

         (i)      the REMIC I  Remittance  Rate for  REMIC I Regular  Interest  LT1  minus the SB-IO  Marker  Rate, applied to a notional amount equal to the Uncertificated Principal Balance of REMIC I Regular Interest LT1;

         (ii)     the REMIC I  Remittance  Rate for  REMIC I Regular  Interest  LT2  minus the SB-IO  Marker  Rate, applied to a notional amount equal to the Uncertificated Principal Balance of REMIC I Regular Interest LT2; and

          (iii)   the REMIC I Remittance  Rate for REMIC I Regular  Interest LT4 minus twice the SB-IO Marker Rate, applied to a notional amount equal to the Uncertificated Principal Balance of REMIC I Regular Interest LT4.

         Certificate  Register:  The register  maintained  by the  Certificate  Registrar in which the  Certificate
Registrar shall provide for the registration of Certificates and of transfers and exchanges of Certificates.

         Certificate  Registrar:  The  Certificate  Registrar  appointed  pursuant  to  Section 3.05  of the  Trust
Agreement.  Initially the Indenture Trustee has been appointed as the Certificate Registrar.

         Certificateholder:  The Person in whose name a  Certificate  is  registered  in the  Certificate  Register except that, any Certificate  registered in the name of the Issuer,  the Owner Trustee or the Indenture  Trustee or
any  Affiliate  of the Owner  Trustee  or the  Indenture  Trustee  shall be deemed  not to be  outstanding  and the registered  holder  will not be  considered  a  Certificateholder  for  purposes  of giving  any  request,  demand, authorization,  direction, notice, consent or waiver under the Indenture or the Trust Agreement;  provided that, in determining  whether  the  Indenture  Trustee or the Owner  Trustee  shall be  protected  in relying  upon any such request,  demand,  authorization,  direction,  notice,  consent or waiver,  only  Certificates  that the  Indenture
Trustee or the Owner Trustee knows to be so owned shall be so disregarded.  Owners of  Certificates  that have been pledged in good faith may be regarded as  Certificateholders  if the pledgee establishes to the satisfaction of the
Indenture  Trustee or the Owner  Trustee,  as the case may be, the  pledgee's  right so to act with respect to such
Certificates  and that the pledgee is not the Issuer,  any other obligor upon the  Certificates or any Affiliate of the Owner Trustee or the Indenture Trustee.

         Certificates:  Collectively, the Class R and the Class SB Certificates.

         Class : With  respect  to any Note,  all Notes  that bear the same  Class  designation,  (i.e.,  the Class
I-A-1 Notes as a group,  Class II-A-1 Notes as a group and the Class II-A-2 Notes as a group).  With respect to any
Certificate,  all Certificates that bear the same Class  designation,  (i.e., the Class SB Certificates as a group,
Class R-I Certificates as a group and Class R-II  Certificates as a group).  With respect to any Regular  Interest, all Regular Interests that bear the same class designation.

         Class I-A-1  Notes:  The Class  I-A-1  GMACM Home Equity  Loan-Backed  Term  Notes,  Series  2006-HE5,  in
substantially the form set forth in Exhibit A-1 to the Indenture.

         Class II-A-1  Notes:  The Class II-A-1  GMACM Home Equity  Loan-Backed  Term Notes,  Series  2006-HE5,  in
substantially the form set forth in Exhibit A-1 to the Indenture.

         Class II-A-2  Notes:  The Class II-A-2  GMACM Home Equity  Loan-Backed  Term Notes,  Series  2006-HE5,  in
substantially the form set forth in Exhibit A-1 to the Indenture.

         Class  Principal  Balance:  For each Class of Notes,  the Initial Note Balance  thereof as reduced on each successive  Payment Date by principal  distributed in respect thereof on such Payment Date pursuant to Section 3.03 of the Servicing Agreement and Section 3.05 of the Indenture.

         Class R Certificates:  The Class R-I  Certificates and Class R-II  Certificates,  each as substantially in the form of Exhibit I to the Trust Agreement and entitled to distributions as provided in the Trust Agreement.

         Class SB  Certificates:  The Class SB  Certificates  substantially  in the form of  Exhibit A to the Trust
Agreement and entitled to distributions as provided in the Trust Agreement.

         Class SB Distribution  Amount: On any Payment Date, the sum of (i) Accrued  Certificate  Interest for such
Payment Date, (ii) the amounts  payable to the  Certificates  pursuant to Section  3.05(a)(ix) of the Indenture and
(iii) the  Overcollateralization  Release Amount, if any, for the Determination  Date related to such Payment Date, reduced,  but not below zero,  by the  Liquidation  Loss  Distribution  Amount and  Overcollateralization  Increase
Amount for such Payment Date, all of the foregoing done without double counting either in addition or subtraction.

         Closing Date: November 29, 2006.

         Code:  The  Internal  Revenue  Code of  1986,  as  amended,  and the  rules  and  regulations  promulgated thereunder.

         Collateral:  The meaning specified in the Granting Clause of the Indenture.

         Collection  Period:  With respect to any Mortgage Loan and Payment Date, the calendar month  preceding any such Payment Date.

         Collections:  With respect to any Collection  Period, all Interest  Collections and Principal  Collections
during such Collection Period.

         Combined  Loan-to-Value  Ratio or CLTV:  With respect to each  Mortgage  Loan,  the ratio,  expressed as a percentage,  of the sum of (i) the  initial  principal  balance of such  Mortgage  Loan,  and (ii) any  outstanding principal  balance,  at origination of such Mortgage Loan, of all other mortgage loans,  if any,  secured by senior or subordinate  liens on the related  Mortgaged  Property,  to the Appraised  Value,  or, when not  available,  the
Stated Value.
         Commission:  The Securities and Exchange Commission.

         Corporate  Trust  Office:  With  respect to the  Indenture  Trustee,  Certificate  Registrar,  Certificate
Paying Agent and Paying Agent,  the principal  corporate  trust office of the Indenture  Trustee and Note Registrar at which at any particular  time its corporate  trust business shall be  administered,  which office at the date of the execution of this instrument is located at 4 New York Plaza,  6th Floor,  New York, New York 10004,  Attention:
Worldwide  Securities  Services/Structured  Finance  Services-GMACM  Series  2006-HE5.  With  respect  to the Owner
Trustee,  the principal  corporate  trust office of the Owner Trustee at which at any particular time its corporate trust  business  shall be  administered,  which  office at the date of the  execution  of this Trust  Agreement  is located at Rodney Square North, 1100 North Market Street,  Wilmington,  Delaware 19890, Attention:  Corporate Trust
Administration.

         Custodial  Account:  The  account  or  accounts  created  and  maintained  by  the  Servicer  pursuant  to
Section 3.02(b)  of the Servicing  Agreement,  in which the Servicer shall deposit or cause to be deposited certain amounts in respect of the Mortgage Loans.

         Custodial  Agreement:  The  Custodial  Agreement,  dated  the  Closing  Date,  among  the  Custodian,  the
Indenture  Trustee,  the Issuer and the  Servicer  relating  to the custody of the  Mortgage  Loans and the Related
Documents.

         Custodian:  GMAC Bank and its successors and assigns, as applicable  pursuant to the Custodial  Agreement, or any other  successor  custodian  of the  Mortgage  Files  appointed  by the  Indenture  Trustee  and  reasonably acceptable to the Enhancer and the Servicer.

         Cut-Off Date:  November 1, 2006.

         Cut-Off Date Principal  Balance:  With respect to any Initial  Mortgage Loan or Subsequent  Mortgage Loan,
the unpaid principal  balance thereof as of the close of business on the last day of the Billing Cycle  immediately prior to the Cut-Off Date or Subsequent Cut-Off Date, as the case may be.

         Default:  Any  occurrence  which is or with  notice or the lapse of time or both would  become an Event of
Default.

         Deficiency Amount:  As defined in the Policy.

         Definitive Notes:  Any definitive, fully registered Note, as described in Section 4.06 of the Indenture.

         Deleted Loan:  A Mortgage Loan replaced or to be replaced with an Eligible Substitute Loan.

         Delinquent:  As used herein,  a Mortgage  Loan is  considered  to be: "30 to 59 days" or "30 or more days"
delinquent  when a payment due on any  scheduled  due date  remains  unpaid as of the close of business on the next following  monthly due date.  Since the  determination as to whether a Mortgage Loan falls into these categories is made as of the close of business on the last  business  day of each  month,  a Mortgage  Loan with a payment due on
July 1 that  remained  unpaid as of the close of business on July 31 would still be  considered  current as of July
31. If that  payment  remained  unpaid as of the close of  business on August 31, the  Mortgage  Loan would then be considered  30-59 days  delinquent.  Delinquency  information  as of the Cut-off Date is determined and prepared as of the close of business on the last business day immediately prior to the Cut-off Date.

         Delinquency  Percentages:  With  respect to any Payment  Date,  the  percentage  equivalent  of a fraction
(A) the  numerator of which is the  Principal  Balance that are  Delinquent  for 60 days or more as of such Payment
Date and  (B) the  denominator  of which is the Pool  Balance,  in each  case as of the  beginning  of the  related
Collection Period, expressed as a percentage.

         Depositor:  Residential  Asset  Mortgage  Products,  Inc.,  a Delaware  corporation,  or its  successor in interest.

         Depository:  The  Depository  Trust  Company or a successor  appointed by the  Indenture  Trustee with the approval  of the Issuer.  Any  successor  to the  Depository  shall be an  organization  registered  as a "clearing agency" pursuant to Section 17A of the Exchange Act and the regulations of the Commission thereunder.

         Depository  Participant:  A  Person  for  whom,  from  time to time,  the  Depository  effects  book-entry transfers and pledges of securities deposited with the Depository.

         Determination  Date:  With  respect to any Payment  Date,  the 18th day of the month in which such Payment
Date occurs or if such day is not a Business Day, the next succeeding Business Day.

         Disqualified  Organization:  Any  organization  defined as a  "disqualified  organization"  under  Section
860E(e)(5) of the Code, and if not otherwise  included,  any of the following:  (i) the United States, any State or political  subdivision  thereof,  any possession of the United States, or any agency or  instrumentality  of any of the foregoing  (other than an  instrumentality  which is a corporation  if all of its activities are subject to tax and,  except for Freddie  Mac, a majority of its board of directors  is not  selected by such  governmental  unit),
(ii) a  foreign  government,  any  international  organization,  or any  agency  or  instrumentality  of any of the foregoing,  (iii) any organization (other than certain farmers' cooperatives  described in Section 521 of the Code)
which is exempt  from the tax  imposed by Chapter 1 of the Code  (including  the tax  imposed by Section 511 of the
Code on unrelated  business taxable income),  (iv) rural electric and telephone  cooperatives  described in Section
1381(a)(2)(C)  of the Code,  (v) any "electing  large  partnership,"  as defined in Section  775(a) of the Code and
(vi) any other  Person so  designated  by the  Trustee  based upon an Opinion  of  Counsel  that the  holding of an
Ownership  Interest  in a Class R  Certificate  by such Person may cause the Trust  Estate or any Person  having an
Ownership  Interest in any Class of Certificates  (other than such Person) to incur a liability for any federal tax imposed  under the Code that would not  otherwise  be imposed but for the  Transfer of an  Ownership  Interest in a
Class R Certificate to such Person.  The terms "United  States,"  "State" and  "international  organization"  shall have the meanings set forth in Section 7701 of the Code or successor provisions.

         Distribution  Account:  The account or accounts  created and  maintained by the  Certificate  Paying Agent pursuant to  Section 3.10(c)  of the Trust Agreement.  The Certificate  Paying Agent will make all distributions on the Certificates from money on deposit in the Distribution Account.

         Due Date:  With respect to each Mortgage  Loan,  the date on which monthly  payments on such Mortgage Loan are due.

         Eligible  Account:  An  account  that  is  any  of  the  following:   (i)  maintained  with  a  depository
institution  the short-term  debt  obligations of which have been rated by each Rating Agency in its highest rating category  available,  or (ii) an account or accounts in a depository  institution  in which such accounts are fully insured to the limits  established  by the FDIC,  provided  that any deposits not so insured  shall,  to the extent acceptable to each Rating Agency,  as evidenced in writing,  be maintained such that (as evidenced by an Opinion of
Counsel  delivered  to the  Indenture  Trustee and each  Rating  Agency) the  Indenture  Trustee  have a claim with respect to the funds in such account or a perfected  first security  interest  against any collateral  (which shall be limited to Permitted  Investments)  securing  such funds that is superior to claims of any other  depositors  or creditors of the  depository  institution  with which such account is  maintained,  or (iii) an account or accounts maintained with a depository  institution or trust company,  as long as its short-term  debt  obligations are rated
P-1 by Moody's,  and A-1+ by Standard & Poor's (or the  equivalent) or better by each Rating  Agency,  and its long term debt  obligations  are rated A2 by Moody's and AA- by Standard & Poor's (or the  equivalent) or better by each
Rating  Agency,  or (iv) a segregated  trust account or accounts  maintained in the corporate  trust  division of a depository  institution  or trust  company,  acting in its fiduciary  capacity,  or (v) an account or accounts of a depository  institution  acceptable  to each Rating  Agency (as evidenced in writing by each Rating Agency that use of any such account will not cause a Rating Event (if determined without regard to the Policy).

         Eligible  Substitute  Loan: A Mortgage Loan  substituted by either Seller for a Deleted Loan,  which must, on the date of such  substitution,  as confirmed in an Officers'  Certificate  delivered to the Indenture  Trustee,
(i) have an outstanding  principal balance,  after deduction of the principal portion of the monthly payment due in the month of substitution  (or in the case of a substitution of more than one Mortgage Loan for a Deleted  Mortgage
Loan,  an  aggregate  outstanding  principal  balance,  after  such  deduction),  not in excess of the  outstanding principal  balance of the Deleted Loan (the amount of any  shortfall to be deposited by the Seller in the Custodial
Account in the month of  substitution);  (ii) comply  with each  representation  and warranty made by GMACM and set forth in Section 3.1(b) of the Purchase Agreement,  other than clauses (viii),  (xiii),  (xxiv),  (xxv)(B),  (xxvi)
and (xxvii)  thereof,  and comply with each of the  representations  and warranties made by WG Trust 2003 set forth in  Section 3.1(d)(II)  of the Purchase Agreement,  as of the date of substitution;  (iii) have a Loan Rate and Net
Loan Rate no lower than and not more than 1% per annum  higher than the Loan Rate and Net Loan Rate,  respectively, of the Deleted Loan as of the date of  substitution;  (iv) have a CLTV at the time of  substitution  no higher than that of the Deleted  Loan at the time of  substitution;  (v) have a remaining  term to stated  maturity not greater than (and not more than one year less than) that of the Deleted Loan; and (vi) not be 30 days or more delinquent.

         Enhancer: Financial Guaranty Insurance Company, or any successor thereto.

         Enhancer  Default:  Any failure by the Enhancer to make a payment  required under the Policy in accordance with its terms.

         Enhancer  Optional  Deposit:  Amounts  deposited  by or on  behalf  of the  Enhancer  in the Note  Payment
Account, other than Insured Payments, to be applied to the Notes.

         ERISA:  The Employee Retirement Income Security Act of 1974, as amended.

         Event of Default:  With respect to the  Indenture,  any one of the following  events  (whatever the reason for such Event of Default and whether it shall be  voluntary or  involuntary  or be effected by operation of law or pursuant to any judgment,  decree or order of any court or any order,  rule or regulation of any  administrative or governmental body):

(a)      a default in the payment of the  principal  of, any  installment  of the  principal  of or interest on any
Note when the same becomes due and payable, and such default shall continue for a period of five days;

(b)      there  occurs a default in the  observance  or  performance  in any  material  respect of any  covenant or agreement  of the Issuer  made in the  Indenture,  or any  representation  or  warranty  of the Issuer  made in the
Indenture  or in any  certificate  delivered  pursuant  hereto  or in  connection  herewith  proving  to have  been incorrect  in any  material  respect as of the time when the same shall have been made that has a material  adverse effect on the  Noteholders or the Enhancer,  and such default shall continue or not be cured,  or the  circumstance or condition in respect of which such  representation  or warranty was incorrect  shall not have been eliminated or otherwise  cured,  for a period of 30 days after there shall have been given,  by registered or certified  mail, to the Issuer by the Indenture  Trustee or to the Issuer and the Indenture  Trustee by the Enhancer or the Noteholders
of at least 25% of the aggregate Note Balance of the Notes, a written notice  specifying  such default or incorrect representation  or warranty  and  requiring  it to be remedied  and stating that such notice is a notice of default hereunder;

(c)      there  occurs the filing of a decree or order for relief by a court  having  jurisdiction  in the premises in respect of the Issuer or any  substantial  part of the Trust Estate in an involuntary  case under any applicable federal or state  bankruptcy,  insolvency  or other  similar  law now or  hereafter  in  effect,  or  appointing  a receiver,  liquidator,  assignee,  custodian,  trustee,  sequestrator or similar  official of the Issuer or for any substantial part of the Trust Estate, or ordering the winding-up or liquidation of the Issuer's  affairs,  and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

(d)      there occurs the  commencement  by the Issuer of a voluntary  case under any  applicable  federal or state bankruptcy,  insolvency or other similar law now or hereafter in effect,  or the consent by the Issuer to the entry of an order for relief in an involuntary  case under any such law, or the consent by the Issuer to the  appointment or taking possession by a receiver,  liquidator,  assignee, custodian, trustee, sequestrator or similar official of the  Issuer or for any  substantial  part of the  assets of the Trust  Estate,  or the  making by the Issuer of any general  assignment for the benefit of creditors,  or the failure by the Issuer  generally to pay its debts as such debts become due, or the taking of any action by the Issuer in furtherance of any of the foregoing.

         Exchange  Act:  The  Securities  Exchange  Act  of  1934,  as  amended,  and  the  rules  and  regulations promulgated thereunder.

         Excess Spread:  With respect to any Payment Date and without taking into account any Insured  Payment,  if any, paid by the Enhancer under the Policy for such Payment Date, the excess,  if any, of (i) Interest  Collections for the related  Collection  Period over (ii) the sum of (x) the sum of (A) the premium  allocable  to such Payment
Date and (B) any unpaid premium for the Policy,  with interest  thereon as provided in the Insurance  Agreement and
(y)  the  aggregate  amount  distributed  to  the  Noteholders  as  interest  on  such  Payment  Date  pursuant  to
Section 3.05(a)(i) of the Indenture.

         Expenses:  The meaning specified in Section 7.02 of the Trust Agreement.

         Fannie Mae:  Fannie Mae, formerly the Federal National Mortgage Association, or any successor thereto.

         FDIC:  The Federal Deposit Insurance Corporation or any successor thereto.

         Final Payment Date:  The Payment Date in February 2037.

         Fiscal Year:  The fiscal year of the Trust, which shall end on December 31 of each year.

         Foreclosure  Profit:  With respect to a Liquidated  Mortgage  Loan,  the amount,  if any, by which (i) the aggregate  of  Liquidation  Proceeds  net of  Liquidation  Expenses  exceeds  (ii) the  Principal  Balance  of such
Liquidated  Mortgage  Loan (plus  accrued and unpaid  interest  thereon at the  applicable  Loan Rate from the date interest  was last paid through the date of receipt of the final  Liquidation  Proceeds)  immediately  prior to the final recovery of the related Liquidation Proceeds.

         Form 10-K Certification:  As defined in Section 4.02(c) of the Servicing Agreement.

         Freddie Mac:  Freddie Mac, formerly the Federal Home Loan Mortgage Corporation, or any successor thereto.

         GAAP: Generally accepted accounting principles.

         Grant: Pledge, bargain, sell, warrant,  alienate,  remise, release, convey, assign, transfer,  create, and grant a lien upon and a security interest in and right of set-off against,  deposit,  set over and confirm pursuant to the  Indenture.  A Grant of the  Collateral or of any other  agreement or  instrument  shall include all rights, powers and options (but none of the  obligations)  of the granting  party  thereunder,  including the immediate and continuing  right to claim for,  collect,  receive and give receipt for principal and interest  payments in respect of such  collateral or other agreement or instrument and all other moneys payable  thereunder,  to give and receive notices and other  communications,  to make waivers or other  agreements,  to exercise  all rights and options,  to bring  proceedings  in the name of the granting party or otherwise,  and generally to do and receive  anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.

         GMAC:  GMAC LLC, and its successors and assigns.

         GMACM:  GMAC Mortgage, LLC, and its successors and assigns.

         Group I Capitalized  Interest  Account:  The account  established and maintained  pursuant to Section 3.19 of the Servicing Agreement.

         Group I Liquidation  Loss Amount:  With respect to any Payment Date,  Liquidation  Loss Amounts related to the Group I Loans.

         Group I Liquidation  Loss  Distribution  Amount:  With respect to any Payment Date, an amount equal to the product of the Group I  Liquidation  Loss  Percentage  for such Payment Date and the Excess  Spread  available  for distribution on such Payment Date in respect of Liquidation Loss Amounts.

         Group I Liquidation Loss  Distribution  Entitlement:  With respect to any Payment Date, an amount equal to the sum of (A)  100%  of the  Group  I  Liquidation  Loss  Amounts  on such  Payment  Date,  plus  (B) any  Group I
Liquidation  Loss Amounts  remaining  undistributed  from any preceding  Payment Date. Any Group I Liquidation Loss
Amount  remaining  undistributed  from any  preceding  Payment  Date shall not be  required to be paid as a Group I
Liquidation  Loss  Distribution  Amount to the extent that a Group I Liquidation  Loss Amount was paid on the Class
I-A-1  Notes  by means of  excess  interest  or a draw on the  Policy  or was  reflected  in the  reduction  of the
Overcollateralization Amount related to the Group I Loans.

         Group I  Liquidation  Loss  Percentage:  With  respect to any Payment  Date,  a fraction,  expressed  as a percentage,  the numerator of which is the Group I Liquidation Loss Distribution  Entitlement for such Payment Date and the denominator of which is the sum of the Group I Liquidation Loss  Distribution  Entitlement and the Group II
Liquidation Loss Distribution Entitlement, in each case, for such Payment Date.

         Group I Loans:  The Initial  Mortgage Loans  designated on the Mortgage Loan Schedule  attached  hereto as
Annex A-1 to the Mortgage Loan Schedule and any Subsequent  Mortgage  Loans  purchased with funds on deposit in the
Group I Pre-Funding Account.  The Group I Loans relate to the Class I-A-1 Notes and the Certificates.

         Group I  Overcollateralization  Increase Amount:  With respect to any Payment Date, an amount equal to the product of the Group I  Overcollateralization  Increase Amount  Percentage and the  Overcollateralization  Increase
Amount for such Payment Date.

         Group I Overcollateralization  Increase Amount Percentage:  With respect to any Payment Date, an fraction, expressed  as a  percentage,  equal to the  product of Class  I-A-1 Note  Balance  on such  Payment  Date after all payments  thereon,  and the  denominator  of which is the  aggregate  Note Balances of all Classes of Notes on such
Payment Date after all payments thereon.

         Group I Pre-Funding  Account:  The account  established  and maintained  pursuant to  Section 3.18  of the
Servicing Agreement.

         Group II Capitalized  Interest Account:  The account  established and maintained  pursuant to Section 3.19 of the Servicing Agreement.

         Group II Liquidation  Loss Amount:  With respect to any Payment Date,  Liquidation Loss Amounts related to the Group II Loans.

          Group II Liquidation Loss Distribution  Amount:  With respect to any Payment Date, an amount equal to the product of the Group II  Liquidation  Loss  Percentage  for such Payment Date and the Excess  Spread  available for distribution on such Payment Date in respect of Liquidation Loss Amounts.

         Group II Liquidation Loss Distribution  Entitlement:  With respect to any Payment Date, an amount equal to the sum of (A)  100% of the  Group II  Liquidation  Loss  Amounts  on such  Payment  Date,  plus  (B) any  Group II
Liquidation Loss Amounts  remaining  undistributed  from any preceding  Payment Date. Any Group II Liquidation Loss
Amount  remaining  undistributed  from any  preceding  Payment  Date shall not be required to be paid as a Group II
Liquidation  Loss  Distribution  Amount to the extent that a Group II Liquidation Loss Amount was paid on the Class
II-A-1  and Class  II-A-2  Notes by means of  excess  interest  or a draw on the  Policy  or was  reflected  in the reduction of the Overcollateralization Amount related to the Group II Loans.

         Group II  Liquidation  Loss  Percentage:  With  respect to each Payment  Date, a fraction,  expressed as a percentage,  the numerator of which is the Group II  Liquidation  Loss  Distribution  Entitlement  for such payment date and the  denominator  of which is the sum of the Group I Liquidation  Loss  Distribution  Entitlement  and the
Group II Liquidation Loss Distribution Entitlement, in each case, for such Payment Date.

         Group II Loans:  The Initial  Mortgage Loans  designated on the Mortgage Loan Schedule  attached hereto as
Annex A-2 to the Mortgage Loan Schedule and any Subsequent  Mortgage  Loans  purchased with funds on deposit in the
Group II  Pre-Funding  Account.  The Group II Loans  relate to the Class II-A-1  Notes,  Class II-A-2 Notes and the
Certificates.

         Group II  Overcollateralization  Increase Amount: With respect to any Payment Date, an amount equal to the product of the Group II  Overcollateralization  Increase Amount Percentage and the  Overcollateralization  Increase
Amount for such Payment Date.

         Group  II  Overcollateralization  Increase  Amount  Percentage:  With  respect  to any  Payment  Date,  an fraction,  expressed  as a  percentage,  equal to the product of the sum of the Class II-A-1 Note Balance and Class
II-A-2  Note  Balance  on such  Payment  Date  after all  payments  thereon,  and the  denominator  of which is the aggregate Note Balances of all Classes of Notes on such Payment Date after all payments thereon.

         Group II Pre-Funding  Account:  The account  established  and maintained  pursuant to  Section 3.18 of the
Servicing Agreement.

         Hedge  Agreement:  The  confirmation,  dated as of the Closing  Date,  between the Indenture  Trustee,  on behalf of the Trust Fund, and the Hedge  Agreement  Provider,  relating to the Notes and Class SB  Certificates  or any replacement, substitute, collateral or other arrangement in lieu thereof.

         Hedge  Agreement  Provider:  Bear Stearns  Financial  Products Inc., and its successors and assigns or any party to any replacement, substitute, collateral or other arrangement in lieu thereof.

         Hedge  Payment:  For any Payment Date,  the payment,  if any, due under the Hedge  Agreement in respect of such Payment Date.

         Hedge  Shortfall  Amount:  For any Payment  Date,  the  amount,  if any, by which the payment on the Notes pursuant to Section  3.05(d) of the  Indenture is paid from the Hedge  Payments  for such Payment Date  pursuant to the  provisions  thereof or would have been so paid but for the failure of the Hedge  Agreement  Provider to make a payment required under the Hedge Agreement.

         Indemnified Party:  The meaning specified in Section 7.02 of the Trust Agreement.

         Indenture:  The indenture dated as of the Closing Date between the Issuer and the Indenture Trustee.

         Indenture  Trustee:  The Bank of New York Trust  Company,  N.A, a national  banking  association,  and its successors and assigns or any successor indenture trustee appointed pursuant to the terms of the Indenture.

         Independent:  When used with respect to any specified  Person,  such Person (i) is in fact  independent of the Issuer,  any other obligor on the Notes,  the Sellers,  the Depositor and any Affiliate of any of the foregoing
Persons,  (ii) does not have any direct  financial  interest or any  material  indirect  financial  interest in the
Issuer,  any such other obligor,  the Sellers,  the Depositor or any Affiliate of any of the foregoing  Persons and
(iii) is not connected  with the Issuer,  any such other  obligor,  the Sellers,  the Depositor or any Affiliate of any of the foregoing Persons as an officer, employee, promoter,  underwriter,  trustee, partner, director or person performing similar functions.

         Independent  Certificate:  A  certificate  or opinion to be delivered to the  Indenture  Trustee under the circumstances  described in, and otherwise  complying  with, the applicable  requirements of  Section 10.01  of the
Indenture,  made by an  Independent  appraiser  or other  expert  appointed  by an Issuer Order and approved by the
Indenture  Trustee in the exercise of reasonable care, and such opinion or certificate  shall state that the signer has read the definition of  "Independent"  in this Indenture and that the signer is Independent  within the meaning thereof.

         Initial Aggregate Note Balance:  $1,244,459,000.

         Initial Class I-A-1 Note Balance:  $746,768,000.

         Initial Class II-A-1 Note Balance:  $258,133,000.

         Initial Class II-A-2 Note Balance:  $239,558,000.

         Initial Certificate Balance: $13,841,000.00.

         Initial  Mortgage Loans:  With respect to the Group I Loans,  the mortgage loans initially  transferred by the  Depositor to the Issuer on the Closing  Date,  which are listed on the Annex A-1 of the Mortgage Loan Schedule on such date.  With respect to the Group II Loans,  the mortgage  loans  initially  transferred by the Depositor to the Issuer on the Closing Date, which are listed on the Annex A-2 of the Mortgage Loan Schedule on such date.

         Initial Note Balance:  The Initial Class I-A-1 Note Balance,  Initial Class II-A-1 Note Balance or Initial
Class II-A-2 Note Balance as applicable.

         Initial Pool Balance:  The sum of (a) the aggregate  Principal  Balances of the Initial  Mortgage Loans as
of the Cut-off Date and (b) the Original Pre-Funded Amount.

         Insolvency Event:  With respect to a specified  Person,  (a) the filing of a decree or order for relief by a court having  jurisdiction in the premises in respect of such Person or any  substantial  part of its property in an involuntary  case under any applicable  bankruptcy,  insolvency or other similar law now or hereafter in effect, or appointing a receiver,  liquidator,  assignee,  custodian,  trustee,  sequestrator or similar  official for such
Person or for any  substantial  part of its property,  or ordering the  winding-up or  liquidation of such Person's affairs,  and such decree or order shall remain unstayed and in effect for a period of 60 consecutive  days; or (b)
the  commencement by such Person of a voluntary case under any applicable  bankruptcy,  insolvency or other similar law now or  hereafter  in  effect,  or the  consent  by such  Person  to the  entry of an order  for  relief  in an involuntary  case under any such law, or the consent by such Person to the  appointment of or taking  possession by a receiver,  liquidator,  assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial  part of its  property,  or the making by such  Person of any  general  assignment  for the  benefit of creditors,  or the failure by such Person  generally to pay its debts as such debts become due or the  admission by such Person in writing (as to which the  Indenture  Trustee  shall have  notice) of its  inability to pay its debts generally,  or the  adoption by the Board of  Directors  or managing  member of such Person of a  resolution  which authorizes action by such Person in furtherance of any of the foregoing.

         Insurance  Agreement:  The  Insurance  and Indemnity  Agreement  dated as of the Closing  Date,  among the
Servicer,  the  Sellers,  the  Depositor,  the Issuer,  the  Indenture  Trustee  and the  Enhancer,  including  any amendments and supplements thereto.

         Insurance  Proceeds:  Proceeds  paid by any insurer  (other than the  Enhancer)  pursuant to any insurance policy covering a Mortgage Loan which are required to be remitted to the Servicer,  or amounts  required to be paid by the Servicer  pursuant to the next to last  sentence of  Section 3.04  of the  Servicing  Agreement,  net of any
component  thereof (i) covering any expenses  incurred by or on behalf of the Servicer in connection with obtaining such  proceeds,  (ii) that  is  applied to the  restoration  or repair of the  related  Mortgaged  Property,  (iii)
released to the related  Mortgagor in accordance with the Servicer's  normal servicing  procedures or (iv) required to be paid to any holder of a mortgage senior to such Mortgage Loan.

         Insured Payment:  As defined in the Policy.

         Interest Carry Forward Amount:  With respect to any Payment Date and any Class of  Notes,  the sum of: (1)
the excess of:

o        if on such  Payment  Date the Note  Rate for such  Class is  limited  to the Net WAC Rate,  the  amount of interest  that such Class  would have been  entitled  to  receive  on such  Payment  Date had the applicable  Note Rate been  calculated  as a per annum rate equal to the lesser of  (a) One-Month
                  LIBOR plus the related Margin and (b) 14.00%, over

o        the  amount of  interest  that such  Class was  entitled  to  receive on such  Payment  Date  because  the applicable Note Rate was calculated at the Net WAC Rate; and

         (2)      the Interest  Carry Forward  Amount for such Class for all previous  Payment Dates not previously paid, together with interest thereon at a rate equal to the applicable Note Rate for such Payment Date.

         Interest  Collections:  With  respect to any  Payment  Date,  the sum of all  payments  by or on behalf of
Mortgagors and any other amounts  constituting  interest  (including  without  limitation such portion of Insurance
Proceeds,  Net Liquidation  Proceeds and Repurchase  Prices as is allocable to interest on the applicable  Mortgage
Loan) as is paid by the Sellers or the Servicer  (including  any optional  servicing  advance) or is collected  and applied by the  Servicer  under the  Mortgage  Loans  during the  related  Collection  Period,  and  reduced by the
Servicing  Fee for the  related  Collection  Period  and by any fees  (including  annual  fees) or late  charges or similar  administrative  fees paid by Mortgagors  during the related  Collection  Period.  The terms of the related
Mortgage  Note shall  determine  the  portion of each  payment in respect of such  Mortgage  Loan that  constitutes principal or interest.

         Interest  Coverage  Amount:  With  respect to Loan Group I, the amount to be paid from  proceeds  from the sale of the Notes for  deposit  into the Group I  Capitalized  Interest  Account  pursuant  to Section  3.19 of the
Servicing  Agreement on the Closing Date, which amount  initially shall be $1,413,000 and thereafter,  shall be the amount  computed in  accordance  with Section 3.19 of the Servicing  Agreement.  With respect to Loan Group II, the amount to be paid from  proceeds  from the sale of the Notes for  deposit  into the Group II  Capitalized  Interest
Account  pursuant to Section 3.19 of the Servicing  Agreement on the Closing Date,  which amount initially shall be
$942,000 and thereafter, shall be the amount computed in accordance with Section 3.19 of the Servicing Agreement.

         Interest  Period:  With  respect to each Class of Notes,  other than the first  Payment  Date,  the period commencing on the Payment Date in the month  immediately  preceding the month in which such Payment Date occurs and ending on the day preceding  such Payment Date,  and in the case of the first Payment Date,  the period  commencing on the Closing Date and ending on the day preceding the first Payment Date.

         Issuer  or Trust:  The GMACM  Home  Equity  Loan  Trust  2006-HE5,  a  Delaware  statutory  trust,  or its successor in interest.

         Issuer Order or Issuer  Request:  A written  order or request  signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.

         LIBOR  Business  Day:  Any day  other  than  (i) a  Saturday  or a Sunday  or (ii) a day on which  banking institutions in the city of London, England are required or authorized by law to be closed.

         Lien:  Any  mortgage,  deed  of  trust,  pledge,  conveyance,  hypothecation,  assignment,  participation, deposit  arrangement,  encumbrance,  lien  (statutory or other),  preference,  priority  right or interest or other security agreement or preferential  arrangement of any kind or nature whatsoever,  including,  without  limitation, any  conditional  sale or other title  retention  agreement,  any  financing  lease having  substantially  the same economic  effect as any of the foregoing and the filing of any  financing  statement  under the UCC (other than any such financing  statement filed for informational  purposes only) or comparable law of any jurisdiction to evidence any of the foregoing;  provided,  however,  that any assignment pursuant to Section 6.02 of the Servicing Agreement shall not be deemed to constitute a Lien.

         Liquidated  Mortgage  Loan:  With respect to any Payment  Date,  any Mortgage Loan in respect of which the
Servicer has determined,  in accordance with the servicing procedures  specified in the Servicing Agreement,  as of the end of the related  Collection Period that  substantially all Liquidation  Proceeds which it reasonably expects to recover, if any, with respect to the disposition of the related REO Property have been recovered.

         Liquidation  Expenses:  All  out-of-pocket  expenses  (exclusive of overhead)  incurred by or on behalf of the  Servicer in  connection  with the  liquidation  of any Mortgage  Loan and not  recovered  under any  insurance policy,  including legal fees and expenses,  any  unreimbursed  amount  expended  (including,  without  limitation, amounts  advanced  to correct  defaults  on any  mortgage  loan which is senior to such  Mortgage  Loan and amounts advanced  to keep  current  or pay off a  mortgage  loan that is  senior to such  Mortgage  Loan)  respecting  such
Mortgage  Loan and any  related  and  unreimbursed  expenditures  for real estate  property  taxes or for  property restoration, preservation or insurance against casualty loss or damage.

         Liquidation  Loss  Amount:  With  respect  to any  Payment  Date  and any  Mortgage  Loan  that  became  a
Liquidated  Mortgage Loan during the related Collection  Period,  the unrecovered  portion of the Principal Balance of such Mortgage Loan and any unpaid accrued  interest thereon at the end of such Collection  Period,  after giving effect to the Net Liquidation Proceeds applied in reduction of such Principal Balance.

         Liquidation  Loss  Distribution  Amount:  With respect to any Payment Date,  the Group I Liquidation  Loss
Distribution Amount or the Group II Liquidation Loss Distribution Amount, as applicable.

         Liquidation  Proceeds:  Proceeds  (including  Insurance Proceeds but not including amounts drawn under the
Policy) if any received in connection  with the  liquidation of any Mortgage Loan or related REO Property,  whether through trustee's sale, foreclosure sale or otherwise.

         LT1 Principal  Distribution  Amount:  For any Payment Date,  the excess,  if any, of the REMIC I Principal
Reduction  Amount for REMIC I Regular  Interest  LT1 for such  Payment  Date over the  principal  Liquidation  Loss
Amounts allocated to REMIC I Regular Interest LT1 on such Payment Date.

         LT2 Principal  Distribution  Amount:  For any Payment Date,  the excess,  if any, of the REMIC I Principal
Reduction  Amount REMIC I Regular  Interest LT2 for such Payment Date over the principal  Liquidation  Loss Amounts allocated to REMIC I Regular Interest LT2 on such Payment Date.

         LT3 Principal  Distribution  Amount:  For any Payment Date,  the excess,  if any, of the REMIC I Principal
Reduction  Amount REMIC I Regular  Interest LT3 for such Payment Date over the principal  Liquidation  Loss Amounts allocated to REMIC I Regular Interest LT3 on such Payment Date.

         LT4 Principal  Distribution  Amount:  For any Payment Date,  the excess,  if any, of the REMIC I Principal
Reduction  Amount REMIC I Regular  Interest LT4 for such Payment Date over the principal  Liquidation  Loss Amounts allocated to REMIC I Regular Interest LT4 on such Payment Date.

         Loan Group:  Loan Group I or Loan Group II, as applicable.

         Loan Group I: The Initial  Mortgage  Loans and Subsequent  Mortgage Loans  designated on the Mortgage Loan
Schedule, as amended for Subsequent Mortgage Loans attached thereto as Annex A-1.

         Loan Group II: The Initial  Mortgage Loans and Subsequent  Mortgage Loans  designated on the Mortgage Loan
Schedule, as amended for Subsequent Mortgage Loans attached thereto as Annex A-2.

         Loan Rate:  With  respect to any  Mortgage  Loan and any day,  the per annum rate of  interest  applicable under the related Mortgage Note.

         Lost Note  Affidavit:  With respect to any Mortgage  Loan as to which the original  Mortgage Note has been permanently lost or destroyed and has not been replaced,  an affidavit from the related Seller  certifying that the original  Mortgage Note has been lost,  misplaced or destroyed  (together with a copy of the related Mortgage Note, if available).

         Margin: With respect to the Class I-A-1 Notes,  initially,  0.16% and for any Payment Date occurring on or after the second  Payment Date following the first possible  Optional Call Date,  0.32%.  With respect to the Class
II-A-1 Notes,  initially  0.07% and for any Payment Date  occurring on or after the second  Payment Date  following the first  possible  Optional Call Date,  0.14%.  With respect to the Class II-A-2 Notes,  initially  0.16% and for any Payment Date occurring on or after the second  Payment Date  following the first  possible  Optional Call Date,
0.32%.

         MERS:  Mortgage  Electronic  Registration  Systems,  Inc., a corporation  organized and existing under the laws of the State of Delaware, or any successor thereto.

         MERS(R)System:  The system of recording transfers of Mortgages electronically maintained by MERS.

         MIN:  The Mortgage Identification Number for Mortgage Loans registered with MERS on the MERS(R)System.

         MOM Loan:  With respect to any Mortgage Loan,  MERS acting as the mortgagee of such Mortgage Loan,  solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

         Monthly  Payment:  With respect to any Mortgage Loan  (including  any REO Property) and any Due Date,  the payment of principal and interest due thereon in accordance with the terms of such Mortgage Loan.

         Moody's:  Moody's Investors Service, Inc., or its successor in interest.

         Mortgage:  The mortgage,  deed of trust or other  instrument  creating a first or second lien on an estate in fee simple interest in real property securing a Mortgage Loan.

         Mortgage File:  With respect to each Mortgage Loan:

(i)      the  original  Mortgage  Note  endorsed or assigned  without  recourse in blank (which  endorsement  shall contain either an original  signature or a facsimile  signature of an authorized officer of GMACM) or, with respect to any Mortgage  Loan as to which the original  Mortgage  Note has been  permanently  lost or destroyed and has not been replaced, a Lost Note Affidavit;

(ii)     the  original  Mortgage,  noting  the  presence  of the  MIN of the  Mortgage  Loan,  if the  Mortgage  is
registered on the MERS(R)System,  and language  indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan,  with  evidence of recording  thereon,  or, if the original  Mortgage has not yet been returned from the public recording  office, a copy of the original  Mortgage  certified by GMACM that such Mortgage has been sent for recording,  or a county  certified  copy of such Mortgage in the event the recording  office keeps the original or if the original is lost;

(iii)    unless the Mortgage Loan is registered on the MERS(R)System,  original  assignments  (which may be included in one or more blanket  assignments if permitted by applicable  law) of the Mortgage in recordable  form from GMACM to "The Bank of New York Trust  Company,  N.A.,  as  Indenture  Trustee  under that certain  Indenture  dated as of
November  29,  2006,  for GMACM Home  Equity  Loan Trust  2006-HE5,  Home  Equity  Loan-Backed  Term Notes" c/o the
Servicer at an address specified by the Servicer;

(iv)     originals of any  intervening  assignments  of the Mortgage  from the  originator to GMACM (or to MERS, if the Mortgage  Loan is  registered  on the MERS(R)System,  and which notes the presence of a MIN),  with evidence of recording  thereon,  or, if the original of any such  intervening  assignment  has not yet been  returned  from the public  recording  office,  a copy of such original  intervening  assignment  certified by GMACM that such original intervening assignment has been sent for recording; and

(v)      a true and correct copy of each  assumption,  modification,  consolidation or substitution  agreement,  if any, relating to such Mortgage Loan; and

(vi)     any  documents  required to be added to such  documents  pursuant  to the  Purchase  Agreement,  the Trust
Agreement or the Servicing Agreement.

         It is  understood  that the  Mortgage  File  (other  than item (i) above) may be  retained  in  microfilm, microfiche,  optical  storage or magnetic media in lieu of hard copy;  provided,  that with respect to any Mortgage
Loan not  registered  on the MERS(R)System,  the original  assignment  of Mortgage  described in clause (iii) above shall be retained in the Mortgage File.

         Mortgage Loan Schedule:  The initial  schedule of Initial  Mortgage Loans as of the Cut-Off Date set forth in Exhibit A of the Servicing  Agreement,  and as of each Subsequent  Cut-Off Date, any Subsequent  Mortgage Loans,
which  schedule  sets forth as to each  Mortgage  Loan and the related  Loan Group (i) the Cut-Off  Date  Principal
Balance, (ii) the loan number and (iii) the lien position of the related Mortgage.

         Mortgage  Loans:  At any time, all Initial  Mortgage  Loans and  Subsequent  Mortgage Loans that have been sold to the Issuer pursuant to, in the case of Initial  Mortgage  Loans,  the Trust  Agreement,  or, in the case of
Subsequent Mortgage Loans, a Subsequent  Transfer Agreement,  together with all monies due or become due thereunder or the Related Documents, and that remain subject to the terms thereof.

         Mortgage  Note:  With  respect to a Mortgage  Loan,  the  promissory  note  pursuant  to which the related
Mortgagor  agrees to pay the  indebtedness  evidenced  thereby and  secured by the related  Mortgage as modified or amended.

         Mortgaged Property:  The underlying property,  including real property and improvements thereon,  securing a Mortgage Loan.

         Mortgagor:  The obligor or obligors under a Mortgage Note.

         Net  Liquidation  Proceeds:  With respect to any  Liquidated  Mortgage Loan,  Liquidation  Proceeds net of
amounts drawn on the Policy,  Liquidation  Expenses  (but not  including  the portion,  if any, of such amount that exceeds the  Principal  Balance  of, plus  accrued and unpaid  interest  on, such  Mortgage  Loan at the end of the
Collection  Period  immediately  preceding  the  Collection  Period in which such Mortgage Loan became a Liquidated
Mortgage Loan) and including any Recovery Amounts.

         Net Loan Rate:  With  respect to any Payment Date and any Mortgage  Loan,  the Loan Rate of that  Mortgage
Loan applicable to the Due Date in the related Collection Period, net of the Servicing Fee Rate.

         Net WAC Rate:  With respect to any Payment  Date,  (i) a per annum rate equal to the  weighted  average of the Net Loan  Rates of the  Mortgage  Loans as of the  first  day of the month  preceding  the month in which  such
Payment Date occurs,  and weighted on the basis of the respective  Principal  Balances of such Mortgage Loans as of the first day of the  related  Collection  Period,  minus  (ii) the  premium  rate on the  Policy  multiplied  by a fraction, the numerator of which is the sum of the Note Balances and the denominator of which is the Pool Balance.

         Net Worth:  As of any date of  determination,  the net worth of GMACM and its  consolidated  subsidiaries, as determined in accordance with GAAP.

         Non-United States Person:  Any Person other than a United States Person.

         Note  Balance:  With  respect to any  Payment  Date and the Notes,  the  Initial  Aggregate  Note  Balance
reduced by all payments of principal on the Notes prior to such  Payment  Date and any  allocation  of  Liquidation
Loss Amounts on the Notes prior to such Payment Date.

         Note Owner or Owner:  The Beneficial Owner of a Note.

         Note  Payment  Account:  The account  established  by the  Indenture  Trustee  pursuant  to Sections  3.01 and 8.02 of the  Indenture  and  Section 5.01  of the Servicing  Agreement.  Amounts  deposited in the Note Payment
Account will be distributed by the Indenture Trustee in accordance with Section 3.05 of the Indenture.

         Note Rate:  With respect to each Class of Notes,  each Interest Period and the related Payment Date, a per annum rate equal to the least of:

o        One-Month LIBOR plus the Margin for such Class;

o        the Net WAC Cap; and

o        14.00%.

         Note Register:  The register  maintained by the Note  Registrar in which the Note Registrar  shall provide for the registration of Notes and of transfers and exchanges of Notes.

         Note Registrar:  The Indenture Trustee, in its capacity as Note Registrar.

         Noteholder or Holder:  The Person in whose name a Note is registered  in the Note  Register,  except that, any Note  registered in the name of the Depositor,  the Issuer or the Indenture  Trustee or any Affiliate of any of
them shall be deemed not to be  outstanding  and the  registered  holder will not be  considered a  Noteholder  for purposes of giving any request,  demand,  authorization,  direction,  notice, consent or waiver under the Indenture or the Trust Agreement;  provided,  that in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand,  authorization,  direction, notice, consent or waiver, only Notes that the Indenture
Trustee  or the  Owner  Trustee  knows to be so owned  shall be so  disregarded.  Owners  of Notes  that  have been pledged in good faith may be regarded as Noteholders if the pledgee  thereof  establishes  to the  satisfaction  of the  Indenture  Trustee or the Owner  Trustee  such  pledgee's  right so to act with respect to such Notes and that such pledgee is not the Issuer, any other obligor on the Notes or any Affiliate of any of the foregoing Persons.

         Notes:  Any of the  Class I-A-1  Notes,  Class II-A-1 Notes or Class II-A-2 Notes,  issued and outstanding pursuant to the Indenture.

         Notional  Amount:  With  respect  to the  Class SB  Certificates  and  REMIC II  Regular  Interest  SB-IO,
immediately  prior to any Payment Date a notional  amount equal to the  aggregate of the  Uncertificated  Principal
Balances of the REMIC I Regular Interests.

         Officer's  Certificate:  With respect to the Servicer,  a certificate  signed by the  President,  Managing
Director,  a Director,  a Vice  President  or an Assistant  Vice  President,  of the Servicer and  delivered to the
Indenture  Trustee.  With respect to the Issuer,  a  certificate  signed by any  Authorized  Officer of the Issuer, under the circumstances  described in, and otherwise  complying with, the applicable  requirements of Section 10.01 of the  Indenture,  and  delivered to the  Indenture  Trustee.  Unless  otherwise  specified,  any reference in the
Indenture to an  Officer's  Certificate  shall be to an  Officer's  Certificate  of any  Authorized  Officer of the
Issuer.

         One-Month  LIBOR:  As to any Interest  Period,  (a) for any Interest  Period other than the first Interest
Period,  the rate for United States dollar  deposits for one month that appears on the Telerate Screen Page 3750 as of 11:00 a.m.,  London,  England  time,  on the second LIBOR  Business Day prior to the first day of that  Interest
Period or (b) with respect to the first Interest  Period,  the rate for United States dollar deposits for one month that appears on the Telerate  Screen Page 3750 as of 11:00 a.m.,  London,  England  time,  two LIBOR  Business Days prior to the  Closing  Date.  If such rate does not appear on such  page,  LIBOR  will be the  Reference  Bank Rate determined by the  Indenture  Trustee.  If no such rate appears and the Indenture  Trustee is unable to determine a
Reference Bank Rate, LIBOR will be LIBOR applicable to the preceding Interest Period.

         Opinion of Counsel:  A written  opinion of counsel of a law firm  reasonably  acceptable  to the recipient thereof.  Any  Opinion of Counsel  for the  Servicer  may be  provided  by  in-house  counsel  for the  Servicer if reasonably acceptable.

         Optional  Call  Date:  Any  Payment  Date on  which  the Note  Balance  is less  than  10% of the  Initial
Aggregate Note Balance prior to giving effect to any payments of principal on such Payment Date.

         Original  Pre-Funded  Amount:  With  respect to the Group I  Pre-Funding  Account,  the  amount  deposited therein from the  proceeds of the sale of the  Securities  on the Closing  Date,  which amount is  $186,499,538.97.
With respect to the Group II Pre-Funding  Account,  the amount  deposited  therein from the proceeds of the sale of the Securities on the Closing Date, which amount is $124,294,704.87.

         Outstanding:  With  respect  to  the  Notes,  as of the  date  of  determination,  all  Notes  theretofore executed, authenticated and delivered under this Indenture except:

                  (i)      Notes  theretofore  cancelled  by the  Note  Registrar  or  delivered  to the  Indenture
         Trustee for cancellation; and

                  (ii)     Notes  in  exchange   for  or  in  lieu  of  which  other  Notes  have  been   executed,
         authenticated and delivered  pursuant to the Indenture unless proof  satisfactory to the Indenture Trustee is presented that any such Notes are held by a holder in due course;

provided,  however,  that for  purposes  of  effectuating  the  Enhancer's  right of  subrogation  as set  forth in
Section 4.12  of the Indenture  only,  all Notes that have been paid with funds  provided under the Policy shall be deemed to be Outstanding until the Enhancer has been reimbursed with respect thereto.

         Overcollateralization  Amount:  With respect to any Payment Date, the amount (but not less than zero),  if any, by which (a) the aggregate  outstanding  Principal  Balance of the Mortgage  Loans as of the close of business on the last day of the related Collection Period,  plus amounts on deposit in the Pre-Funding  Accounts  (excluding any investment earnings thereon) exceeds (b) the aggregate Note Balance of the Notes.

         Overcollateralization  Increase  Amount:  With respect to any Payment  Date, an amount equal to the lesser of (1) the  Excess  Spread  remaining  after  the  application  thereof  to the  payment  of any  Liquidation  Loss
Distribution  Amount on such  payment  date and (2) the amount  necessary  to  increase  the  Overcollateralization
Amount to the Overcollateralization Target Amount.

         Overcollateralization  Release  Amount:  With  respect to any Payment  Date,  the  excess,  if any, of the
Overcollateralization  Amount over the Overcollateralization  Target Amount, which, on such Payment Date, shall not exceed an amount equal to the total Principal Collections for such Payment Date.

         Overcollateralization  Target  Amount:  With respect to any Payment Date prior to the Stepdown  Date,  the
Required  Overcollateralization  Amount will be 3.45% of the initial Pool Balance. With respect to any Payment Date on or after the Stepdown  Date,  an amount equal to the greater of (i) 6.90% of the Pool Balance as of the last day of the  related  Collection  Period  and (ii)  0.50% of the  initial  Pool  Balance;  provided,  however,  upon the occurrence  of a  Servicing  Trigger  Event,  the  Overcollateralization  Target  Amount  shall be no less than the
Overcollateralization  Target Amount as of the previous Payment Date. The  Overcollateralization  Target Amount may
be reduced from time to time with the consent of the Enhancer and written  notice from each Rating  Agency that the rating will not be reduced or withdrawn as a result of the change in the Overcollateralization Target Amount.

         Owner Trust:  GMACM Home Equity Loan Trust  2006-HE5,  created by the Certificate of Trust pursuant to the
Trust Agreement.

         Owner  Trustee:  Wilmington  Trust Company,  not in its  individual  capacity but solely as owner trustee, and its  successors  and  assigns or any  successor  Owner  Trustee  appointed  pursuant  to the terms of the Trust
Agreement.

         Ownership  Interest:  As to any  Certificate,  any  ownership  or security  interest in such  Certificate, including  any  interest in such  Certificate  as the  Certificateholder  thereof and any other  interest  therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

         Paying Agent:  Any paying agent or co-paying  agent  appointed  pursuant to Section 3.03 of the Indenture, which initially shall be the Indenture Trustee.

         Payment  Date:  The 25th day of each month,  or if such day is not a Business  Day, then the next Business
Day.

         Percentage  Interest:  With respect to any Note and Payment Date, the percentage  obtained by dividing the
Note Balance of such Note by the aggregate  Note Balance of all Notes prior to such Payment  Date.  With respect to any Certificate and any Payment Date, the Percentage Interest stated on the face of such Certificate.

         Permitted Investments:  One or more of the following:

         (i)      obligations  of or  guaranteed as to principal and interest by the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

         (ii)     repurchase  agreements on  obligations  specified in clause (i) above  maturing not more than one month from the date of acquisition thereof;  provided,  that the unsecured short-term debt obligations of the party agreeing to  repurchase  such  obligations  are at the time rated by each Rating  Agency in its highest  short-term rating category available;

         (iii)    federal funds,  certificates of deposit,  demand deposits, time deposits and bankers' acceptances
(which  shall each have an original  maturity  of not more than 90 days and,  in the case of bankers'  acceptances, shall in no event have an original  maturity  of more than 365 days or a  remaining  maturity of more than 30 days)
denominated in United States dollars of any  U.S. depository  institution or trust company  incorporated  under the laws of the United States or any state thereof or of any domestic  branch of a foreign  depository  institution  or trust company;  provided,  that the short-term  debt  obligations of such  depository  institution or trust company
(or, if the only Rating  Agency is Standard & Poor's,  in the case of the  principal  depository  institution  in a depository  institution  holding company,  debt obligations of the depository  institution  holding company) at the date of  acquisition  thereof  have been rated by each Rating  Agency in its  highest  short-term  rating  category available;  and provided  further,  that if the only Rating  Agency is Standard & Poor's and if the  depository  or trust company is a principal  subsidiary of a bank holding company and the debt  obligations of such subsidiary are not separately rated, the applicable rating shall be that of the bank holding company;  and provided further,  that if the only Rating Agency is Standard & Poor's and the original  maturity of such short-term debt  obligations of a domestic branch of a foreign  depository  institution or trust company shall exceed 30 days, the short-term  rating of such institution shall be A-1+;

         (iv)     commercial  paper  (having  original  maturities  of not more than 365  days) of any  corporation incorporated  under the laws of the United States or any state thereof  which on the date of  acquisition  has been rated by each Rating Agency in its highest  short-term rating category  available;  provided,  that such commercial paper shall have a remaining maturity of not more than 30 days;

         (v)      a money market fund or a qualified  investment fund (including without limitation,  any such fund for which the  Indenture  Trustee or an Affiliate of the Indenture  Trustee acts as an advisor or a manager)  rated by each Rating Agency in one of its two highest long-term rating  categories  available (if so rated by such Rating
Agency); and

         (vi)     other  obligations  or  securities  that are  acceptable  to each  Rating  Agency as a  Permitted
Investment  hereunder and will not cause a Rating Event, and which are acceptable to the Enhancer,  as evidenced in writing;

provided,  however,  that no instrument shall be a Permitted  Investment if it represents,  either (1) the right to receive only interest  payments  with respect to the  underlying  debt  instrument or (2) the right to receive both principal  and interest  payments  derived from  obligations  underlying  such  instrument  and the  principal  and interest  payments with respect to such  instrument  provide a yield to maturity  greater than 120% of the yield to maturity at par of such underlying  obligations.  References  herein to the highest  long-term debt rating category available  shall mean AAA in the case of Standard & Poor's and Aaa in the case of Moody's,  and  references  herein to the highest  short-term  rating  category  available  shall mean A-1 in the case of Standard & Poor's and P-1 in the case of Moody's.

         Permitted  Transferee:  Any  Transferee of a Class R Certificate,  other than a Disqualified  Organization or Non-United States Person.

         Person:  Any  legal  individual,  corporation,   partnership,  joint  venture,  association,   joint-stock
company,  limited liability company,  trust,  unincorporated  organization or government or any agency or political subdivision thereof.

         Plan:  Any  employee  benefit  plan  or  certain  other  retirement  plans  and  arrangements,   including
individual  retirement  accounts and  annuities,  Keogh plans and bank  collective  investment  funds and insurance company general or separate accounts in which such plans,  accounts or arrangements are invested,  that are subject to ERISA or Section 4975 of the Code, as described in Section 3.05 of the Trust Agreement.

         Plan Assets:  The meaning  specified in  Section 2510.3-101  of the Department of Labor Regulations and as
described in Section 3.05 of the Trust Agreement.

         Policy:  The Financial  Guaranty  Insurance Policy 06030127,  dated as of the Closing Date,  issued by the
Enhancer.

         Policy Draw Amount: With respect to any Payment Date, the Insured Payment.

         Pool  Balance:  With respect to any date,  the  aggregate  Principal  Balance of all Mortgage  Loans as of such date plus, during the Pre-Funding Period, the Pre-Funded Amount.

         Predecessor  Note:  With respect to any Note,  every previous Note evidencing all or a portion of the same debt as that  evidenced  by such  Note;  and,  for the  purpose  of this  definition,  any Note  authenticated  and delivered  under  Section 4.03  of the  Indenture in lieu of a mutilated,  lost,  destroyed or stolen Note shall be deemed to evidence the same debt as such mutilated, lost, destroyed or stolen Note.

         Pre-Funded  Amount:  With respect to each  Pre-Funding  Account and any date of  determination  during the
Pre-Funding Period, the amount on deposit in such Pre-Funding Account.

         Pre-Funding  Accounts:  The  Group  I  Pre-Funding  Account  or  the  Group  II  Pre-Funding  Account,  as
applicable.

         Pre-Funding  Period:  The period  commencing  on the Closing  Date until the  earliest of (i) the  date on which the aggregate  amount on deposit in the  Pre-Funding  Accounts is less than $100,000,  (ii) February 26, 2007 or (iii) the occurrence of a Servicing Default.

         Principal  Balance:  With respect to any Mortgage Loan,  other than a Liquidated  Mortgage Loan, and as of any day, the related  Cut-Off Date Principal  Balance,  minus all  collections  credited as principal in respect of any such  Mortgage  Loan in  accordance  with the related  Mortgage  Note and applied in reduction of the Principal
Balance thereof.  For purposes of this definition,  a Liquidated  Mortgage Loan shall be deemed to have a Principal
Balance equal to the Principal  Balance of the related  Mortgage Loan  immediately  prior to the final  recovery of substantially all related Liquidation Proceeds and a Principal Balance of zero thereafter.

         Principal  Collections:  With  respect  to any  Payment  Date,  an  amount  equal  to the  sum of (i)  the principal  portion of all scheduled  Monthly Payments on the Mortgage Loans received during the related  Collection
Period, as reported by the Servicer or the related  Subservicer;  (ii) the principal portion of all proceeds of the repurchase of any Mortgage Loans (or, in the case of a substitution,  any Substitution  Adjustment  Amounts) during the related Collection  Period;  (iii) the principal portion of all other unscheduled  collections  received on the
Mortgage  Loans  during the  related  Collection  Period (or deemed to be received  during the  related  Collection
Period),  including,  without limitation, full and partial Principal Prepayments made by the respective Mortgagors,
Insurance  Proceeds,  Net Liquidation  Proceeds and Subsequent Net Recovery  Amounts,  to the extent not previously distributed;  and (iv) on the Payment Date  immediately  following the end of the  Pre-Funding  Period,  any amount transferred  from the Pre Funding  Account to the Note  Payment  Account in  accordance  with  Section  3.17 of the
Servicing Agreement.

         Principal  Distribution  Amount:  For any Payment Date, the total  Principal  Collections for such Payment
Date less any  Overcollateralization  Release Amount for such Payment Date plus, with respect to the Group I Loans, amounts  transferred  to the  Note  Payment  Account  from  the  Group  I  Pre-Funding  Account  at the  end of the
Pre-Funding  Period, and with respect to the Group II Loans,  amounts  transferred to the Note Payment Account from the Group II Pre-Funding  Account at the end of the Pre-Funding  Period;  provided that the Principal  Distribution
Amount for any Payment Date shall not be less than $0.

         Proceeding:  Any suit in equity, action at law or other judicial or administrative proceeding.

         Program Guide: The GMACM Home Equity Servicing Guidelines, as in effect from time to time.

         Purchase  Agreement:  The  mortgage  loan  purchase  agreement  dated as of the  Closing  Date,  among the
Sellers, the Purchaser, the Issuer and the Indenture Trustee.

         Purchase Price:  The amounts specified in Section 2.3(a) of the Purchase Agreement.

         Purchaser:  Residential Asset Mortgage Products, Inc., as purchaser under the Purchase Agreement.

         Rating Agency:  Each of Moody's and Standard & Poor's or, if any such  organization or a successor thereto is no longer in  existence,  such  nationally  recognized  statistical  rating  organization,  or other  comparable
Person,  designated  by the  Depositor,  notice  of which  designation  shall be  given to the  Indenture  Trustee.
References  herein to the highest short term unsecured  rating category of a Rating Agency shall mean A-1 or better in the case of  Standard & Poor's  and P-1 or better in the case of  Moody's;  and in the case of any other  Rating
Agency,  shall mean such  equivalent  ratings.  References  herein to the highest  long-term  rating  category of a
Rating  Agency shall mean "AAA" in the case of Standard & Poor's and "Aaa" in the case of Moody's;  and in the case of any other Rating Agency, shall mean such equivalent rating.

         Record Date:  With respect to any Payment  Date,  the close of business on the last Business Day preceding such Payment Date, and in the case of the first Payment Date, the Closing Date.

         Recovery  Amount:  Amounts  collected  on a Mortgage  Loan after the  Mortgage  Loan  becomes a Liquidated
Mortgage  Loan,  net of any  Servicing  Fee,  Recovery Fee and any  reimbursement  for advances and expenses of the
Servicer.

         Recovery  Fee:  A  customary  fee  calculated  based  on  additional  recovery  amounts  charged  for  the collection of such additional  recovery  amounts on any Mortgage Loan after the date that such Mortgage Loan became a Liquidated Mortgage Loan.

         Reference  Bank Rate:  With respect to any Interest  Period,  the  arithmetic  mean (rounded  upwards,  if necessary,  to the nearest one sixteenth of one percent) of the offered  rates for United  States  dollar  deposits for one month which are  offered by the  Reference  Banks as of 11:00 a.m.,  London,  England  time,  on the second
LIBOR  Business Day prior to the first day of such Interest  Period to prime banks in the London  interbank  market in amounts  approximately equal to the sum of the outstanding Note Balances of the Notes;  provided,  that at least two Reference  Banks provide such rate.  If fewer than two such rates are  provided,  the Reference  Bank Rate will be the arithmetic  mean of the rates quoted by one or more major banks in New York City,  selected by the Indenture
Trustee after  consultation  with the Servicer and the Enhancer,  as of 11:00 a.m., New York time, on such date for loans in U.S.  Dollars to leading  European banks for a period of one month in amounts  approximately  equal to the aggregate Note Balances of the Notes.

         Reference Banks: Barclays Bank plc, National Westminster Bank and Deutsche Bank, A.G.

         Regular Interest: Any of the REMIC I Regular Interests or REMIC II Regular Interests.

         Related  Class:  A Class of REMIC II Regular  Interests  and a class of Notes are related if, and only if, they bear the same  Letter/number  combination  designating  their Class,  e.g. REMIC II Regular Interest II-A-2 is related to the Class II-A-2 Notes.

         Regulation   AB:   Subpart   229.1100   -   Asset   Backed   Securities   (Regulation   AB),   17   C.F.R.
ss.ss.229.1100-229.1123,  as  such  may  be  amended  from  time  to  time,  and  subject  to  such  clarification  and interpretation  as  have  been  provided  by the  Commission  in the  adopting  release  (Asset-Backed  Securities,
Securities  Act  Release  No.  33-8518,  70 Fed.  Reg.  1,506,  1,531  (January  7,  2005))  or by the staff of the
Commission, or as may be provided by the Commission or its staff from time to time.

         Related Documents:  With respect to each Mortgage Loan, the documents contained in the Mortgage File.

         Relief Act  Shortfalls:  With respect to any Payment  Date,  for any  Mortgage  Loan as to which there has been a reduction in the amount of interest  collectible  thereon for the related  Collection  Period as a result of the application of the  Servicemembers  Civil Relief Act, formerly known as the Soldiers' and Sailors' Civil Relief
Act of 1940, as amended, or any similar state legislation or regulations,  the shortfall,  if any, equal to (i) one month's  interest  on the  Principal  Balance of such  Mortgage  Loan at the  applicable  Loan Rate,  over (ii) the interest collectible on such Mortgage Loan during such Collection Period.

         REMIC: A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

         REMIC  Administrator:  The Bank of New York Trust Company,  N.A.; provided that if the REMIC Administrator is  found  by a court  of  competent  jurisdiction  to no  longer  be able to  fulfill  its  obligations  as  REMIC
Administrator  under this Agreement the Servicer or Indenture  Trustee acting as Servicer shall appoint a successor
REMIC Administrator, subject to assumption of the REMIC Administrator obligations under this Agreement.

         REMIC I:  The  segregated  pool of assets in the Trust Estate with respect to which a REMIC election is to be made.

         REMIC I Certificates:  The Class R-I Certificates and the REMIC I Regular Interests.

         REMIC I  Liquidation  Loss Amounts:  For any Payment Date,  Liquidation Loss Amounts on the Mortgage Loans
for the related  Collection  Period shall be allocated as follows:  (i) the interest  portion of  Liquidation  Loss
Amounts,  if any, shall be allocated pro rata to accrued  interest on the REMIC I  Regular  Interests to the extent of such accrued  interest,  and (ii) any remaining  interest portions of Liquidation Loss Amounts and any principal portions of  Liquidation  Loss  Amounts  shall be treated as  principal  portions of  Liquidation  Loss Amounts and allocated (a) to REMIC I Regular  Interest LT2,  REMIC I Regular Interest LT3 and REMIC I Regular Interest LT4, pro
rata according to their respective REMIC I Principal  Reduction  Amounts,  provided that such allocation to each of
REMIC I  Regular  Interest LT2,  REMIC I  Regular  Interest LT3 and REMIC I  Regular  Interest LT4 shall not exceed their  respective REMIC I Principal  Reduction  Amounts for such Payment Date, and (b) any Liquidation Loss Amounts not allocated to any of REMIC I Regular  Interest LT2,  REMIC I Regular  Interest LT3, or REMIC I Regular  Interest
LT4 pursuant to the proviso of clause (a) above shall be allocated to REMIC I Regular Interest LT1.

         REMIC I  Principal  Reduction  Amounts:  For any Payment  Date,  the  amounts by which the  Uncertificated
Principal  Balances of the REMIC I  Regular  Interests  will be reduced on such Payment Date by the  allocation  of
REMIC I Liquidation Loss Amounts and the distribution of principal, determined as follows:

         For purposes of the succeeding formulas the following symbols shall have the meanings set forth below:

         Y1 =     the Uncertificated  Principal Balance of REMIC I Regular Interest LT1 after  distributions on the prior Payment Date.

         Y2 =     the Uncertificated  Principal Balance of REMIC I Regular Interest LT2 after  distributions on the prior Payment Date.

         Y3 =     the Uncertificated  Principal Balance of REMIC I Regular Interest LT3 after  distributions on the prior Payment Date.

         Y4 =     the Uncertificated  Principal Balance of REMIC I Regular Interest LT4 after  distributions on the prior Payment Date (note:  Y3 = Y4).

         AY1 =    the REMIC I Principal Reduction Amount for REMIC I Regular Interest LT1.

         AY2 =    the REMIC I Principal Reduction Amount for REMIC I Regular Interest LT2.

         AY3 =    the REMIC I Principal Reduction Amount for REMIC I Regular Interest LT3.

         AY4 =    the REMIC I Principal Reduction Amount for REMIC I Regular Interest LT4.

         P0 =     the  aggregate   Uncertificated   Principal  Balance  of  the  REMIC I  Regular  Interests  after distributions and the allocation of REMIC I Liquidation Loss Amounts on the prior Payment Date.

         P1 =     the  aggregate   Uncertificated   Principal  Balance  of  the  REMIC I  Regular  Interests  after distributions and the allocation of REMIC I Liquidation Loss Amounts to be made on such Payment Date.

         AP =     P0 - P1 = the aggregate of the REMIC I Principal Reduction Amounts.

         =the aggregate of the principal  portions of REMIC I Liquidation  Loss Amounts to be allocated to, and the principal  distributions  to be  made  on,  the  Notes  and  the  Certificates  on  such  Payment  Date  (including distributions of accrued and unpaid interest on the Class SB Certificates for prior Payment Dates).

         R0 =     the Net WAC Rate  (stated as a monthly  rate)  after  giving  effect to amounts  distributed  and
Liquidation Loss Amounts allocated on the prior Payment Date.

         R1 =     the Net WAC Rate  (stated as a monthly  rate) after  giving  effect to amounts to be  distributed and Liquidation Loss Amounts to be allocated on such Payment Date.

         a =      (Y2 + Y3)/P0.  The  initial  value of a on the  Closing  Date for use on the first  Payment  Date shall be 0.0001.

         a0 =     the lesser of (A) the sum for all  Classes  of Notes,  of the  product  for each Class of (i) the monthly interest rate (as limited by the Net WAC Rate, if applicable) for such  Class applicable  for distributions to be made on such Payment Date and (ii) the  aggregate  Note Balance for such  Class after  distributions  and the allocation of Liquidation Loss Amounts on the prior Payment Date and (B) R0*P0.

         a1  =    the  lesser  of (A) the sum for all  Classes  Notes,  of the  product  for each  Class of (i) the monthly interest rate (as limited by the Net WAC Rate, if applicable) for such  Class applicable  for distributions to be made on the next  succeeding  Payment  Date  and  (ii)  the  aggregate  Note  Balance  for  such  Class after distributions and the allocation of Liquidation Loss Amounts to be made on such Payment Date and (B) R1*P1.

         Then, based on the foregoing definitions:

         AY1 =    AP - AY2 - AY3 - AY4;

         AY2 =    (a/2){( a0R1 - a1R0)/R0R1};

         AY3 =    aAP - AY2; and

         AY4 =    AY3.

         if both AY2 and AY3, as so determined, are non-negative numbers.  Otherwise:

         (1)If AY2, as so determined, is negative, then

         AY2 = 0;

         AY3 = a{a1R0P0 - a0R1P1}/{a1R0};

         AY4 = AY3; and
         AY1 = AP - AY2 - AY3 - AY4.

         (2)If AY3, as so determined, is negative, then

         AY3 = 0;

         AY2 = a{a0R1P1 - a1R0P0}/{2R1R0P1 -  a1R0};

         AY4 = AY3; and

         AY1 = AP - AY2 - AY3 - AY4.

         REMIC I  Regular  Interests:  Each  of  the  following  separate  non-certificated   beneficial  ownership
interests in REMIC I having the properties set forth in the following table and elsewhere herein:

------------------------------- ---------------------------- ---------------------------- ----------------------------

                                          REMIC I                                                   LATEST
         DESIGNATION                    REMITTANCE             INITIAL UNCERTIFICATED              POSSIBLE
   FOR EACH REMIC I REGULAR                 RATE                      PRINCIPAL                    MATURITY
           INTEREST                                                     BALANCE
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
                                                                   $1,258,084,474.35
             LT1                        Variable(1)                                            February 25, 2037
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------

             LT2                        Variable(1)                       $36,134.35           February 25, 2037
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------

             LT3                        Variable(1)                       $89,695.65           February 25, 2037
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------

             LT4                        Variable(1)                       $89,695.65           February 25, 2037
------------------------------- ---------------------------- ---------------------------- ----------------------------
(1)      Calculated in accordance with the definition of "REMIC I Remittance Rate" herein.
-------------------------------------------------------------------------------------------------------------------

         REMIC I  Remittance Rate: With respect to any Payment Date and (i) REMIC I Regular  Interests LT1 and LT2,
a per annum rate equal to the  weighted  average of the Net Loan Rates of the  Mortgage  Loans  applicable  for the
Interest Period for such Payment Date, (ii) REMIC I Regular  Interest LT3, zero (0.00%),  and (iii) REMIC I Regular
Interest  LT4, a per annum rate equal to twice the  weighted  average of the Net Loan Rates of the  Mortgage  Loans applicable for the Interest Period for such Payment Date.

         REMIC II:  The  segregated  pool of assets  subject  hereto,  constituting  a portion of the primary trust created  hereby and to be  administered  hereunder,  with respect to which a separate REMIC election is to be made, consisting of the REMIC I Regular Interests.

         REMIC II  Liquidation  Loss  Amounts:  On any  Payment  Date,  Liquidation  Loss  Amounts  for the related
Collection  Period  shall be allocated  first to REMIC II  Regular  Interest  SB-IO in reduction of the accrued and unpaid  interest  thereon  until such  accrued  and unpaid  interest  shall  have been  reduced to zero,  second to
REMIC II  Regular  Interest  SB-PO  in  reduction  of  the  Uncertificated Principal  Balance  thereof  until  such
Uncertificated Principal  Balance  shall have been  reduced to zero and third to the Notes to the same  extent,  if any,  that (i)  amounts  interest  accrued  on such  Notes  since  the  prior  Payment  Date  remain  unpaid  after distributions  on such Payment Date and (ii) the aggregate of the  Class Principal  Balances of the Notes following distributions  on such Payment Date exceed the aggregate  principal  balance of the Loans by more than such excess, if any, after distributions on the immediately prior Payment Date.

         REMIC II  Regular  Interest  SB-IO:  A regular  interest in REMIC II with no  entitlement to principal and entitled to (i) interest at the Certificate Rate on its Notional Amount and (ii) payments of prepayment charges.

         REMIC II  Regular  Interest  SB-PO:  A regular  interest in REMIC II with no  entitlement  to interest and entitled  to  principal  in an amount  equal to the  Initial  Certificate  Balance and any amounts in the nature of prepayment  charges  received in connection with Loans,  provided that any payment of prepayment  charges shall not be deemed to reduce the Uncertificated Principal Balance of REMIC II Regular Interest SB-PO.

         REMIC II Regular Interests: Each Class of the Notes and REMIC II Regular Interests SB-IO and SB-PO.

         REMIC II  Remittance  Rate:  With  respect to each  Class of  Notes,  the Note Rate for such  Class.  With respect to REMIC II  Regular  Interest SB-PO,  0% per annum.  With respect to REMIC II  Regular  Interest SB-IO the
Certificate Rate therefor.

         REMIC  Provisions:  Provisions of the federal income tax law relating to real estate  mortgage  investment conduits,  which  appear at  Sections  860A  through  860G of  Subchapter  M of Chapter 1 of the Code,  and related provisions,  and temporary and final  regulations (or, to the extent not inconsistent  with such temporary or final regulations,  proposed regulations) and published rulings,  notices and announcements  promulgated  thereunder,  as the foregoing may be in effect from time to time.

         Remittance Rate:  The REMIC I Remittance Rate or REMIC II Remittance Rate, as applicable.

         Repurchase  Event:  With  respect to any Mortgage  Loan,  either (i) a discovery  that,  as of the Closing
Date with  respect  to an  Initial  Mortgage  Loan or the  related  Subsequent  Transfer  Date with  respect to any
Subsequent  Mortgage  Loan, the related  Mortgage was not a valid lien on the related  Mortgaged  Property  subject only to (A) the lien of any prior mortgage  indicated on the Mortgage Loan Schedule,  (B) the lien of real property taxes  and  assessments  not yet due and  payable,  (C) covenants,  conditions,  and  restrictions,  rights of way, easements  and other  matters  of  public  record  as of the date of  recording  of such  Mortgage  and such  other permissible  title  exceptions  as are  customarily  accepted for similar loans and (D) other matters to which like
properties  are  commonly  subject  that  do  not  materially   adversely  affect  the  value,  use,  enjoyment  or
marketability  of the related  Mortgaged  Property or (ii) with  respect to any  Mortgage  Loan as to which  either
Seller delivers an affidavit  certifying that the original  Mortgage Note has been lost or destroyed,  a subsequent default on such Mortgage Loan if the  enforcement  thereof or of the related  Mortgage is materially  and adversely affected by the absence of such original Mortgage Note.

         Repurchase  Price:  With respect to any Mortgage Loan required to be  repurchased  on any date pursuant to the Purchase  Agreement or purchased by the Servicer  pursuant to the Servicing  Agreement,  an amount equal to the sum of (i) 100% of the Principal  Balance  thereof  (without  reduction for any amounts  charged off),  (ii) unpaid accrued  interest at the Loan Rate (or with  respect to the last day of the month in the month of  repurchase,  the
Loan  Rate  will be the Loan  Rate in  effect  as of the  second  to last  day in such  month)  on the  outstanding
Principal  Balance thereof from the Due Date to which interest was last paid by the related  Mortgagor to the first day of the month  following  the month of purchase and (iii) in  connection  with any Mortgage  Loan required to be repurchased  pursuant to  Sections  2.1 or 3.1 of the  Purchase  Agreement,  any costs and damages  incurred by the
Trust  with  respect  to such  Mortgage  Loan in  connection  with a breach of Section  3.1(b)(x)  of the  Purchase
Agreement.

         Required  Insurance  Policy:  With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under the Servicing Agreement or the related  Subservicing  Agreement in respect of such Mortgage Loan.

         Responsible  Officer:  With respect to the Indenture  Trustee,  any officer of the Indenture  Trustee with direct  responsibility  for the  administration of the Indenture and also, with respect to a particular matter, any other  officer to whom such matter is referred  because of such  officer's  knowledge of and  familiarity  with the particular subject.

         Rolling Six-Month  Annualized  Liquidation Loss Amounts:  With respect to any Determination Date occurring after the fifth Determination  Date, the product (expressed as a percentage) of (i) the aggregate  Liquidation Loss
Amounts as of the end of each of the six  Collection  Periods  (reduced by the  aggregate  Subsequent  Net Recovery
Amounts for such Collection  Periods)  immediately  preceding such  Determination  Date divided by the Initial Pool
Balance and (ii) two (2).

         Rolling  Three Month  Delinquency  Percentage:  With respect to any Payment  Date and the Mortgage  Loans, the  arithmetic  average of the  Delinquency  Percentages  determined for such Payment Date and for each of the two preceding Payment Dates.

         SB-IO Marker  Rate:  Two times the  weighted  average of the REMIC I Remittance  Rates for REMIC I Regular
Interests LT2 and LT3, weighted by their respective Uncertificated Principal Balances.

         Secretary of State:  The Secretary of State of the State of Delaware.

         Securities  Act:  The  Securities  Act of 1933,  as  amended,  and the rules and  regulations  promulgated thereunder.

         Securitization  Transaction:  Any  transaction  involving  a sale or  other  transfer  of  mortgage  loans directly or  indirectly  to an issuing  entity in  connection  with an issuance  of publicly  offered or  privately placed, rated or unrated mortgage-backed securities.

         Securities Balance: The Note Balance or Certificate Balance, as the context may require.

         Security:  Any Certificate or a Note, as the context may require.

         Securityholder:  Any Noteholder or Certificateholder.

         Seller or Sellers:  GMAC  Mortgage,  LLC, a Delaware  limited  liability  company,  and its successors and assigns, and Walnut Grove Mortgage Loan Trust 2003-A, a Delaware statutory trust, and its successors and assigns.

         Servicer:  GMAC Mortgage, LLC, a Delaware limited liability company, and its successors and assigns.

         Servicer  Advances:  Any advances the  Servicer  may make with respect to the Mortgage  Loans,  whether or not required, in respect of principal, interest, taxes, insurance or otherwise.

         Servicing  Agreement:  The  servicing  agreement  dated as of the  Closing  Date among the  Servicer,  the
Issuer and the Indenture Trustee.

         Servicing  Certificate:  A  certificate  completed  and  executed by a Servicing  Officer on behalf of the
Servicer in accordance with Section 4.01 of the Servicing Agreement.

         Servicing  Criteria:  The "servicing  criteria" set forth in Item 1122(d) of Regulation AB, as such may be amended from time to time.

         Servicing Default:  Any one of the following events:

(i)      any  failure by the  Servicer  to deposit in the  Custodial  Account,  , the Note  Payment  Account or the
Distribution  Account any deposit  required to be made under the terms of the Servicing  Agreement  that  continues unremedied  for a period of five Business Days after the date upon which written  notice of such failure shall have been  given to the  Servicer  by the  Issuer or the  Indenture  Trustee,  or to the  Servicer,  the  Issuer and the
Indenture Trustee by the Enhancer;

(ii)     any  failure on the part of the  Servicer  duly to observe or perform in any  material  respect  any other covenants or agreements of the Servicer set forth in the Securities or in the Servicing  Agreement,  which failure, in each case,  materially and adversely  affects the interests of the  Securityholders  or the Enhancer,  and which failure  continues  unremedied  for a period of 45 days  after the date on which  written  notice of such  failure, requiring  the same to be  remedied,  and stating  that such notice is a "Notice of  Default"  under the  Servicing
Agreement,  shall have been given to the Servicer by the Issuer or the Indenture Trustee,  or to the Servicer,  the
Issuer and the Indenture Trustee by the Enhancer;

(iii)    the entry against the Servicer of a decree or order by a court or agency or supervisory  authority  having jurisdiction  under  Title 11 of the  United  States  Code or any other  applicable  federal  or state  bankruptcy, insolvency  or other  similar  law,  or if a  receiver,  assignee  or  trustee  in  bankruptcy  or  reorganization, liquidator,  sequestrator or similar  official shall have been appointed for or taken possession of the Servicer or its  property,  and the  continuance  of any such  decree  or  order  unstayed  and in  effect  for a period  of 60 consecutive days;

(iv)     the Servicer  shall  voluntarily  submit to  Proceedings  under Title 11 of the United  States Code or any other  applicable  federal or state  bankruptcy,  insolvency or other similar law relating to the Servicer or of or relating to all or substantially  all of its property;  or the Servicer shall admit in writing its inability to pay its debts  generally  as they become  due,  file a petition  to take  advantage  of any  applicable  insolvency  or reorganization  statute,  make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations;

(v)      the Servicer's  Tangible Net Worth at any time is less than  $100,000,000 and GMAC fails to own,  directly or indirectly, at least 51% of the common stock of the Servicer; or

(vi)     the Rolling  Six-Month  Annualized  Liquidation  Loss Amount with  respect to the Mortgage  Loans  exceeds
1.50%.

         Servicing  Fee:  With  respect to any  Mortgage  Loan and any  Collection  Period,  the product of (i) the
Servicing  Fee Rate  divided by 12 and (ii) the related  Principal  Balance as of the first day of such  Collection
Period.

         Servicing Fee Rate:  0.50% per annum.

         Servicing  Officer:  Any officer of the Servicer involved in, or responsible for, the  administration  and servicing  of the  Mortgage  Loans  whose  name and  specimen  signature  appear  on a list of  servicing  officers furnished to the  Indenture  Trustee  (with a copy to the  Enhancer) by the  Servicer,  as such list may be amended from time to time.

         Servicing Termination Event:  As of any Payment Date, the occurrence of any of the following scenarios:

         (a)      the  Rolling  Three  Month  Delinquency  Percentage  is greater  than 3.75% for the  then-current
Payment Date; or

         (b)      on or after the Payment  Date in May 2009,  the  aggregate  amount of  Liquidation  Loss  Amounts
(reduced by the  aggregate  Subsequent  Net Recovery  Amounts,  if any,  with respect to such Payment  Date) on the
Mortgage  Loans as a percentage  of the Cut-Off Date  Principal  Balance  exceeds the  applicable  amount set forth below:

         May 2009 to October 2009:                   1.65% with respect to May 2009, plus
                                                     an additional 1/6th of 0.40% for each month
                                                     thereafter;

         November 2009 to October 2010:              2.05% with respect to November 2009, plus
                                                     an additional 1/12th of 0.70% for each month
                                                     thereafter;

         November 2010 to October 2011:              2.75% with respect to November 2010, plus
                                                     an additional 1/12th of 0.85% for each month
                                                     thereafter;

         November 2011 to October 2012:              3.60% with respect to November 2011, plus
                                                     an additional 1/12th of 1.30% for each month
                                                     thereafter; and

         November 2012 and thereafter:               4.80%.

         Servicing Trigger Event:  As of any Payment Date, the occurrence of any of the following scenarios:
         (a)      the  Rolling  Three  Month  Delinquency  Percentage  is greater  than 3.25% for the  then-current
Payment Date; or

         (b)      on or after the Payment  Date in May 2009,  the  aggregate  amount of  Liquidation  Loss  Amounts
(reduced by the  aggregate  Subsequent  Net Recovery  Amounts,  if any,  with respect to such Payment  Date) on the
Mortgage  Loans as a percentage  of the Cut-Off Date  Principal  Balance  exceeds the  applicable  amount set forth below:

         May 2009 to October 2009                    1.15% with respect to May 2009, plus
                                                     an additional 1/6th of 0.40% for each month
                                                     thereafter;

         November 2009 to October 2010:              1.55% with respect to November 2009, plus
                                                     an additional 1/12th of 0.70% for each month
                                                     thereafter;

         November 2010 to October 2011:              2.25% with respect to November 2010, plus
                                                     an additional 1/12th of 0.85% for each month
                                                     thereafter;

         November 2011 to October 2012               3.10% with respect to November 2011, plus
                                                     an additional 1/12th of 1.30% for each month
                                                     thereafter; and

         November 2012 and thereafter:               4.30%.

         Standard & Poor's:  Standard & Poor's Ratings Services, a division of The McGraw-Hill  Companies,  Inc. or its successor in interest.

         Stated  Value:  With respect to any Mortgage  Loan,  the stated  value of the related  Mortgaged  Property determined in accordance with the Program Guide and given by the related Mortgagor in his or her application.

         Statutory  Trust  Statute:  Chapter 38 of Title 12 of the Delaware  Code,  12 Del. Codess.ss.3801 et seq., as
the same may be amended from time to time.

         Stepdown  Date:  The later of (i) the  Payment  Date in June 2009 and (ii) the  Payment  Date on which the
Pool Balance (after applying  payments received in the related  Collection  Period) as of such Payment Date is less than 50% of the Initial Pool Balance.

         Subsequent  Cut-Off  Date:  With  respect to any  Subsequent  Mortgage  Loan,  the date  specified  in the related Subsequent Transfer Agreement.

         Subsequent  Cut-Off Date Principal  Balance:  With respect to any Subsequent  Mortgage Loan, the Principal
Balance  thereof as of the close of  business on the last day of the  Collection  Period  immediately  prior to the related Subsequent Cut-Off Date.

         Subsequent  Mortgage  Loan: An mortgage  loan sold by a Seller to the Issuer  pursuant to  Section 2.2  of the Purchase  Agreement,  such Mortgage Loan being identified on the Mortgage Loan Schedule attached to the related
Subsequent Transfer Agreement, as set forth in such Subsequent Transfer Agreement.

         Subsequent Net Recovery  Amounts:  Recovery  Amounts  collected on a Mortgage Loan after the Mortgage Loan becomes a Liquidated Mortgage Loan, net of any Recovery Fee.

         Subsequent  Transfer  Agreement:  Each Subsequent  Transfer  Agreement  dated as of a Subsequent  Transfer
Date  executed  by the  respective  Seller and the Issuer  substantially  in the form of Exhibit 2 to the  Purchase
Agreement, by which the related Subsequent Mortgage Loans are sold to the Issuer.

         Subsequent  Transfer  Date:  With respect to each  Subsequent  Transfer  Agreement,  the date on which the related Subsequent Mortgage Loans are sold to the Issuer.

         Subservicer:  Each Person that enters into a Subservicing Agreement as a subservicer of Mortgage Loans.

         Subservicing  Agreement:  The  written  contract  between the  Servicer  and any  Subservicer  relating to servicing and administration of certain Mortgage Loans as provided in Section 3.01(b) of the Servicing Agreement.

         Substitution  Adjustment  Amount:  With respect to any Eligible  Substitute Loan and any Deleted Loan, the
amount,  if any, as  determined  by the Servicer,  by which the  aggregate  principal  balance of all such Eligible
Substitute  Loans as of the date of substitution is less than the aggregate  Principal  Balance of all such Deleted
Loans (after  application of the principal  portion of the Monthly  Payments due in the month of substitution  that are to be distributed to the Securityholders in the month of substitution).

         Tangible  Net  Worth:  Net  Worth,  less the sum of the  following  (without  duplication):  (a) any other assets of GMACM and its  consolidated  subsidiaries  that  would be treated as  intangibles  under GAAP  including, without  limitation,  any write-up of assets (other than  adjustments to market value to the extent  required under
GAAP  with  respect  to  excess  servicing,   residual  interests  in  offerings  of  asset-backed  securities  and
asset-backed  securities  that  are  interest-only   securities),   good-will,   research  and  development  costs,
trade-marks,  trade names,  copyrights,  patents and unamortized  debt discount and expenses and (b) loans or other extensions of credit to officers of GMACM or its consolidated  subsidiaries  other than mortgage loans made to such
Persons in the ordinary course of business.

         Tax Matters  Partner:  GMACM,  as the  Servicer,  for so long as the Servicer  holds all or any portion of the Class R  Certificates;  if any other  Person holds 100% of the  Certificates,  such  Person;  and  otherwise as provided in the Code.

         Tax  Returns:  The federal  income tax return on Internal  Revenue  Service  Form 1066,  U.S.  Real Estate
Mortgage  Investment  Conduit  Income  Tax  Return,  including  Schedule Q thereto,  Quarterly  Notice to  Residual
Interest Holders of REMIC Taxable Income or Net Loss  Allocation,  or any successor forms, to be filed on behalf of each REMIC due to their  classification  as a REMIC  under the REMIC  Provisions,  together  with any and all other information,  reports or returns that may be required to be furnished to the  Certificateholders  or filed with the
Internal Revenue Service or any other  governmental  taxing  authority under any applicable  provisions of federal, state or local tax laws.

         Telerate  Screen Page 3750: The display page so designated on the Bridge  Telerate  Capital Markets Report
(or such other page as may  replace  page 3750 on such  service  for the  purpose of  displaying  London  interbank offered rates of major banks,  or, if such service is no longer offered,  such other service for displaying  London interbank  offered rates or comparable rates as may be selected by the Indenture  Trustee after  consultation  with the Servicer)

         Transfer:  Any direct or indirect  transfer,  sale,  pledge,  hypothecation or other form of assignment of any Ownership Interest in a Certificate.

         Transfer Date:  The Payment Date on which the Servicer,  upon receipt of written notice and direction from the  Issuer,  shall  cause the  retransfer  of  Mortgage  Loans from the Trust  Estate to the  Issuer,  pursuant to
Section 3.15(c) of the Servicing Agreement.

         Transfer  Notice Date:  The fifth  Business Day prior to the  Transfer  Date for which the Servicer  shall give the Indenture  Trustee,  the Rating Agencies and the Enhancer a notice of the proposed  retransfer of Mortgage
Loans, pursuant to Section 3.15(c) of the Servicing Agreement.

         Transferee:  Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

         Transferor:  Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

         Treasury  Regulations:  Regulations,  including proposed or temporary  Regulations,  promulgated under the
Code.  References  herein to specific  provisions  of proposed or temporary  regulations  shall  include  analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

         Trust  Agreement:  The trust  agreement  dated as of the Closing  Date,  between the Owner Trustee and the
Depositor.

         Trust Estate:  The meaning specified in the Granting Clause of the Indenture.

         Trust  Indenture  Act or TIA: The Trust  Indenture Act of 1939, as amended from time to time, as in effect on any relevant date.

         UCC:  The  Uniform  Commercial  Code,  as in  effect  from time to time,  as in  effect  in any  specified jurisdiction.

         Unpaid Principal Amount:  As defined in Section 3.05(a) of the Indenture.

         Uncertificated  Accrued  Interest:  With respect to any REMIC I Regular Interest for any Payment Date, one
month's  interest at the related  REMIC I Remittance  Rate for such  Payment  Date,  accrued on the  Uncertificated
Principal  Balance  immediately  prior to such Payment Date.  Uncertificated  Accrued  Interest for the REMIC I and
REMIC II Regular  Interests  shall accrue on the basis of a 360-day year  consisting of twelve 30-day  months.  For purposes of calculating the amount of  Uncertificated  Accrued  Interest for the REMIC I Regular  Interests for any
Payment  Date,  any  Prepayment  Interest  Shortfalls  or Relief  Act  Shortfalls  for such  Payment  Date shall be allocated among the REMIC I Regular Interests pro rata based on, and to the extent of, the  Uncertificated  Accrued
Interest  thereon,  as calculated  without the  application of this sentence.  With respect to any Payment Date and
REMIC II Regular  Interest  SB-IO,  one month's  interest at the related  Certificate  Rate on the Notional  Amount thereof  reduced by its pro-rata  share of any Prepayment  Interest  Shortfalls or Relief Act  Shortfalls,  but not
reduced by amounts distributable pursuant to clauses (iv), (v) or (vi) of Section 3.05(a)(I) of the Indenture.

         Uncertificated  Principal  Balance:  With  respect to any Payment  Date and any REMIC I Regular  Interest,
the  initial  Uncertificated  Principal  Balance  thereof  as  reduced  on each  successive  Payment  Date first by
Liquidation Loss Amounts  allocated to the principal  thereof by the definition of REMIC I Liquidation Loss Amounts and second by principal  deemed  distributed in respect thereof on such Payment Date pursuant to Section 5.01(e) of the  Trust  Agreement.  With  respect  to any  Payment  Date and  REMIC II  Regular  Interest  SB-PO,  the  Initial
Certificate  Balance reduced by the allocation to the principal  thereof on prior Payment Dates of Liquidation Loss
Amounts,  to the extent such  Liquidation Loss Amounts are allocated to the principal of the Class SB Certificates, and amounts deemed distributed with respect to such REMIC II Regular Interest.

         Uncertificated  Regular  Interests:  The REMIC I Regular  Interests,  REMIC II Regular  Interest SB-IO and
REMIC II Regular Interest SB-PO.

         WG Trust 2003:  Walnut Grove Mortgage Loan Trust 2003-A, a Delaware statutory trust.